As filed with the Securities and Exchange Commission on December 29, 1997.
                    Registration Nos. 033-54642 and 811-07342



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                                    FORM N-1A




             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 44



                                       and


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 45


                         J.P. MORGAN INSTITUTIONAL FUNDS
                     (formerly The JPM Institutional Funds)
               (Exact Name of Registrant as Specified in Charter)


            60 State Street, Suite 1300, Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (617) 557-0700

                 Christopher Kelley, c/o Funds Distributor, Inc.
            60 State Street, Suite 1300, Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                           Copy to:         Stephen K. West, Esq.
                                            Sullivan & Cromwell
                                            125 Broad Street
                                            New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):


[ ]  Immediately  upon filing  pursuant to paragraph  (b)
[X] on January 2, 1998 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph  (a)(i)
[ ] on (date) pursuant to paragraph  (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of Rule 485.


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Tax Exempt Money Market, Tax Exempt Bond, Non-U.S. Fixed Income and Diversified Portfolios have also executed this registration statement.

                         J.P. MORGAN INSTITUTIONAL FUNDS
     (TAX EXEMPT MONEY MARKET, TAX EXEMPT BOND AND INTERNATIONAL BOND FUNDS)
                              CROSS-REFERENCE SHEET
                            (As Required by Rule 495)



PART A ITEM NUMBER:  Prospectus Headings.

1.  COVER PAGE:  Cover Page.

2.  SYNOPSIS:  Investors for Whom the Funds are Designed.

3.  CONDENSED FINANCIAL INFORMATION:  Financial Highlights.

4. GENERAL DESCRIPTION OF REGISTRANT: Cover Page; Investors for Whom the Funds are Designed; Investment Objectives and Policies; Additional Investment Information; Investment Restrictions; Special Information Concerning Investment Structure; Organization; Appendix.

5. MANAGEMENT OF THE FUND: Management of the Trust and the Portfolios; Shareholder Servicing; Additional Information.

5A. MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE: Not Applicable.

6. CAPITAL STOCK AND OTHER SECURITIES: Special Information Concerning Investment Structure; Shareholder Servicing; Net Asset Value; Purchase of Shares; Taxes; Dividends and Distributions; Organization.

7. PURCHASE OF SECURITIES BEING OFFERED: Purchase of Shares; Exchange of Shares; Investors for Whom the Funds are Designed; Dividends and Distributions; Net Asset Value.

8. REDEMPTION OR REPURCHASE: Redemption of Shares; Exchange of Shares; Net Asset Value.

9.  PENDING LEGAL PROCEEDINGS:  Not Applicable.


PART B ITEM NUMBER:  Statement of Additional Information Headings.

10. COVER PAGE: Cover Page.

11. TABLE OF CONTENTS: Table of Contents.

12. GENERAL INFORMATION AND HISTORY: General.

13. INVESTMENT OBJECTIVES AND POLICIES: Investment Objectives and Policies; Additional Investments; Investment Restrictions; Quality and Diversification Requirements; Appendix A.

14. MANAGEMENT OF THE FUND: Trustees and Officers.

15. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES: Description of Shares.

16. INVESTMENT ADVISORY AND OTHER SERVICES: Investment Advisor; Distributor; Co-Administrator; Services Agent; Custodian and Transfer Agent; Shareholder Servicing; Independent Accountants; Expenses.

17. BROKERAGE ALLOCATION AND OTHER PRACTICES: Portfolio Transactions.

18. CAPITAL STOCK AND OTHER SECURITIES: Massachusetts Trust; Description of Shares.

19. PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED: Net Asset Value; Purchase of Shares; Redemption of Shares; Exchange of Shares; Dividends and Distributions.

20. TAX STATUS: Taxes.

21. UNDERWRITERS: Distributor.

22. CALCULATION OF PERFORMANCE DATA: Performance Data.

23. FINANCIAL STATEMENTS: Financial Statements.

PART C. Information required to be included in Part C is set forth under the appropriate items, so numbered, in Part C of this Registration Statement.

                         J.P. MORGAN INSTITUTIONAL FUNDS
                               (DIVERSIFIED FUND)
                              CROSS-REFERENCE SHEET
                            As Required by Rule 495)



PART A ITEM NUMBER:  Prospectus Headings.

PART A ITEM NUMBER:  Prospectus Headings.


1.  COVER PAGE:  Cover Page.

2.  SYNOPSIS: Introduction; Investor Expenses.

3.  CONDENSED FINANCIAL INFORMATION: Financial Summary, Financial
    Highlights.

4.  GENERAL DESCRIPTION OF REGISTRANT: Goal; Investment Approach;
    Potential Risks and Rewards; Model Allocation; Risk and Reward Elements; Master/Feeder.

5. MANAGEMENT OF THE FUND: Cover Page; J.P. Morgan; Portfolio Management; Management and Administration.

5A. MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE: Not Applicable.

6.  CAPITAL  STOCK AND  OTHER  SECURITIES:  Investing  Directly;  Dividends  and
Distributions;   Business  Hours  and  NAV  Calculations;   Tax  Considerations;
Master/Feeder.

7. PURCHASE OF SECURITIES BEING OFFERED: Introduction; Investing Directly; Opening an Account; Adding to an Account; Telephone Orders; Exchanges; Business Hours and NAV Calculations; Timing of Orders; Timing of Settlements.

8.  REDEMPTION OR REPURCHASE: Selling Shares; Account and Transaction Policies.

9.  PENDING LEGAL PROCEEDINGS:  Not Applicable.


PART B ITEM NUMBER:  Statement of Additional Information Headings.

10. COVER PAGE: Cover Page.

11. TABLE OF CONTENTS: Table of Contents.

12. GENERAL INFORMATION AND HISTORY: General.

13. INVESTMENT OBJECTIVE AND POLICIES: Investment Objective and Policies; Additional Investments; Investment Restrictions; Quality and Diversification Requirements; Appendix A.

14. MANAGEMENT OF THE FUND: Trustees and Officers.

15. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES: Description of Shares.

16. INVESTMENT ADVISORY AND OTHER SERVICES: Investment Advisor; Distributor; Co-Administrator; Services Agent; Custodian and Transfer Agent; Shareholder Servicing; Eligible Institutions; Independent Accountants; Expenses.

17. BROKERAGE ALLOCATION AND OTHER PRACTICES: Portfolio Transactions.

18. CAPITAL STOCK AND OTHER SECURITIES: Massachusetts Trust; Description of Shares.

19. PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED: Net Asset Value; Purchase of Shares; Redemption of Shares; Exchange of Shares; Dividends and Distributions.

20. TAX STATUS: Taxes.

21. UNDERWRITERS: Distributor.

22. CALCULATION OF PERFORMANCE DATA: Performance Data.

23. FINANCIAL STATEMENTS: Financial Statements.


PART C. Information required to be included in Part C is set forth under the appropriate items, so numbered, in Part C of this Registration Statement.

                                EXPLANATORY NOTE


         This post-effective amendment No. 44 to the Registrant's registration statement on Form N-1A (File No. 033-54642) the "Registration Statement") is being filed to update the Registrant's disclosure in the Prospectuses and Statements of Additional Information relating to the Registrant's Tax Exempt Money Market and Tax Exempt Bond Funds, and International Bond Fund with financial information for the fiscal year ended August 31, 1997 and for the fiscal year ended September 30, 1997. Additionally, the filing is being made to change of the name of The JPM Institutional Tax Exempt Money Market Fund, The JPM Institutional Tax Exempt Bond Fund, The JPM Institutional International Bond Fund and The JPM Institutional Diversified Fund to the J.P. Morgan Institutional Tax Exempt Money Market Fund, the J.P. Morgan Institutional Tax Exempt Bond Fund, the J.P. Morgan Institutional International Bond Fund and the J.P. Morgan Institutional Diversified Fund, respectively. As a result, the Amendment does not affect any of the Registrant's currently effective prospectuses for each other series of shares of the Registrant.


*****************************************************************************

   PROSPECTUS

   J.P. Morgan Institutional Tax Exempt Money Market Fund
   60 State Street
   Boston, Massachusetts 02109
   For information call (800) 766-7722

   J.P. Morgan Institutional Tax Exempt Money Market Fund (the "Fund") seeks to provide a high level of current income exempt from federal income tax and maintain a high level of liquidity. It is designed for investors who seek current income exempt from federal income tax, stability of capital and liquidity.

   The Fund is a diversified no-load mutual fund for which there are no sales charges or exchange or redemption fees. The Fund is a series of the J.P. Morgan Institutional Funds, an open-end management investment company or-ganized as a Massachusetts business trust (the "Trust").

   UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJEC-TIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE TAX EXEMPT MONEY MARKET PORTFOLIO (THE "PORTFOLIO"), A CORRESPONDING DIVERSIFIED OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND INVESTS IN THE PORTFOLIO THROUGH A TWO-TIER MASTER-FEEDER INVESTMENT FUND STRUCTURE. SEE SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE ON PAGE 4.

   The Portfolio is advised by Morgan Guaranty Trust Company of New York ("Morgan" or "Advisor").

   This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing and it should be re-tained for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated January 2, 1998 (as supplemented from time to time). This information is incorporated herein by reference and is avail-able without charge upon written request from the Fund's Distributor, Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, Mas-sachusetts 02109, Attention: J.P. Morgan Institutional Funds, or by call-ing (800) 221-7930.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMEN-TAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS RE-DEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY IN-VESTED BY THE INVESTOR. ALTHOUGH THE FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO CONTINUE TO DO SO.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SE-CURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE DATE OF THIS PROSPECTUS IS JANUARY 2, 1998

TABLE OF CONTENTS

                                                                            PAGE
Investors for Whom the Fund is Designed....................................   1
Financial Highlights.......................................................   3
Special Information Concerning Investment Structure........................   4
Investment Objective and Policies..........................................   5
Additional Investment Information and Risk
 Factors...................................................................   6
Investment Restrictions....................................................   8
Management of the Trust and the Portfolio..................................   9
Shareholder Servicing......................................................  11

                                                                            PAGE
Purchase of Shares.........................................................  11
Redemption of Shares.......................................................  12
Exchange of Shares.........................................................  13
Dividends and Distributions................................................  13
Net Asset Value............................................................  14
Organization...............................................................  14
Taxes......................................................................  15
Additional Information.....................................................  16

J.P. Morgan Institutional Tax Exempt Money Market Fund

INVESTORS FOR WHOM THE FUND IS DESIGNED

The Fund is designed for investors who seek current income exempt from federal income tax, stability of capital and liquidity. See Taxes. The Fund seeks to achieve its investment objective by investing all of its investable assets in The Tax Exempt Money Market Portfolio, a diversified open-end management in-vestment company having the same investment objective as the Fund. Since the investment characteristics and experience of the Fund will correspond directly with those of the Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolio.

THE J.P. MORGAN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO CONTINUE TO DO SO.

The Fund requires a minimum initial investment of $10 million. The minimum sub-sequent investment is $25,000. See Purchase of Shares. If a shareholder reduces his or her investment in the Fund to less than $10 million for more than 30 days, the investment may be subject to mandatory redemption. See Redemption of Shares-Mandatory Redemption by the Fund.

This Prospectus describes the financial history, investment objective and poli-cies, management and operation of the Fund to enable investors to decide if the Fund suits their needs. The Fund operates in a two-tier master-feeder invest-ment fund structure. The Trustees believe that the Fund may achieve economies of scale over time by utilizing this investment structure.

The following table illustrates that investors in the Fund incur no shareholder transaction expenses; their investment in the Fund is subject only to the oper-ating expenses set forth below for the Fund and the Portfolio, as a percentage of average net assets of the Fund. The Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be approxi-mately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets di-rectly in portfolio securities. Fund and Portfolio expenses are discussed below under the headings Management of the Trust and the Portfolio and Shareholder Servicing.

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases*........................................... None
Sales Load Imposed on Reinvested Dividends................................. None
Deferred Sales Load........................................................ None
Redemption Fees............................................................ None
Exchange Fees.............................................................. None

-------
* Certain Eligible Institutions (defined below) may impose fees in connection with the purchase of the Fund's shares through such institutions.

EXPENSE TABLE

ANNUAL OPERATING EXPENSES*

Advisory Fees............................................................. 0.18%
Rule 12b-1 Fees...........................................................  None
Other Expenses (after waiver and expense reimbursement)................... 0.06%
                                                                           -----
Total Operating Expenses (after waiver and expense reimbursement)......... 0.24%
                                                                           =====

* The expense table has been restated to reflect current expenses/waivers/reimbursements. The fees and expenses in the table are ex-pressed as a percentage of the Fund's average net assets, and assume that the current arrangements were in effect throughout the fiscal year ended August 31, 1997. Morgan has agreed to waive and/or reimburse all Fund expenses (ex-cept for those allocated to the Fund by the Portfolio and extraordinary ex-penses) through at least December 31, 1998. Total Operating Expenses may vary but in any event will not exceed 0.35% of the Fund's average daily net assets through December 31, 1998. See Management of the Trust and Portfolio-- Expenses. Without such reimbursement/waiver, Other Expenses and Total Operat-ing Expenses for the fiscal year would have been .21% and 0.39%, respectively.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

1 Year...................................................................... $ 2
3 Years..................................................................... $ 8
5 Years..................................................................... $14
10 Years.................................................................... $31

The above expense table is designed to assist investors in understanding the various direct and indirect costs and expenses that investors in the Fund bear. The fees and expenses included in Other Expenses are the fees paid to Morgan under the Administrative Services Agreements and the Shareholder Ser-vicing Agreement, organization expenses, the fees paid to Pierpont Group, Inc. under the Fund Services Agreements, the fees paid to FDI under the Co-Adminis-tration Agreements, the fees paid to State Street Bank and Trust Company as custodian and transfer agent, and other usual and customary expenses of the Fund and the Portfolio. For a more detailed description of contractual fee ar-rangements, including expense reimbursements, see Management of the Trust and the Portfolio and Shareholder Servicing. In connection with the above example, please note that $1,000 is less than the Fund's minimum investment requirement and that there are no redemption or exchange fees of any kind. See Purchase of Shares and Redemption of Shares. THE EXAMPLE IS HYPOTHETICAL; IT IS INCLUDED SOLELY FOR ILLUSTRATIVE PURPOSES. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE; ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following selected data for a share outstanding for the indicated periods should be read in conjunction with the financial statements and related notes which are contained in the Fund's annual report and are incorporated by refer-ence into the Statement of Additional Information. The following selected data have been audited by independent accountants. The Fund's annual report includes a discussion of those factors, strategies and techniques that materially af-fected the Fund's performance during the period of the report, as well as cer-tain related information. A copy of the Fund's annual report will be made available without charge upon request.

                                                                             FOR THE PERIOD
                                                                             JULY 12, 1993
                          FOR THE FISCAL YEAR ENDED AUGUST 31,               (COMMENCEMENT
                         ------------------------------------------------    OF OPERATIONS) TO
                           1997          1996          1995       1994       AUGUST 31, 1993
                         ---------     ---------     ---------  ---------    -----------------
Net Asset Value, Begin-
 ning of Period.........   $1.00         $1.00         $1.00     $1.00            $1.00
                         ---------     ---------     ---------  --------          -------
Income from Investment
 Operations:
  Net Investment Income.    0.0330        0.0331        0.0352    0.0228           0.0040
  Net Realized Loss on
   Investment...........   (0.0000)(a)   (0.0000)(a)   (0.0002)  (0.0000)(a)      (0.0000)(a)
                         ---------     ---------     ---------  --------          -------
Total from Investment
 Operations.............    0.0330        0.0331        0.0350    0.0228           0.0040
                         ---------     ---------     ---------  --------          -------
Less Distributions to
 Shareholders from:
  Net Investment Income.   (0.0330)      (0.0331)      (0.0352)  (0.0228)         (0.0040)
  Net Realized Gain.....    --            --            --      (0.0000)(a)         --
                         ---------     ---------     ---------  --------          -------
Total Distributions to
 Shareholders...........   (0.0330)      (0.0331)      (0.0352)  (0.0228)         (0.0040)
                         ---------     ---------     ---------  --------          -------
Net Asset Value, End of
 Period.................   $1.00         $1.00         $1.00     $1.00            $1.00
                         =========     =========     =========  ========          =======
Total Return............    3.35%         3.36%         3.57%     2.30%            0.40%(b)
Ratios and Supplemental
 Data:
  Net Assets at End of
   Period
   (in thousands)....... $ 290,943     $ 163,569     $ 100,142   $46,083          $35,004
  Ratios to Average Net
   Assets:
    Expenses............    0.29%         0.35%         0.35%     0.35%            0.35%(c)
    Net Investment In-
     come...............    3.29%         3.28%         3.49%     2.34%            2.25%(c)
    Decrease Reflected
     in Expense Ratio
     due to Expense
     Reimbursement......    0.10%         0.07%         0.15%     0.65%            1.08%(c)

-------

(a) Less than $0.0001.
(b) Not annualized.
(c) Annualized.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

Unlike other mutual funds which directly acquire and manage their own portfo-lio of securities, the Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. The investment objective of the Fund or Portfolio may be changed only with the approval of the holders of the out-standing shares of the Fund and the Portfolio. The master-feeder investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.

In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concern-ing other holders of interests in the Portfolio is available from Morgan at
(800) 766-7722.

The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trust-ees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same in-vestment objective and restrictions as the Fund or the retaining of an invest-ment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

Certain changes in the Portfolio's investment objective, policies or restric-tions, or a failure by the Fund's shareholders to approve a change in the Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribu-tion) from the Portfolio which may or may not be readily marketable. The dis-tribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder re-demption requests, such as borrowing.

Smaller funds investing in the Portfolio may be materially affected by the ac-tions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns. Addition-ally, because the Portfolio would become smaller, it may become less diversi-fied, resulting in potentially increased portfolio risk (however, these possi-bilities also exist for traditionally structured funds which have large or in-stitutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting con-trol of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another in-vestor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no effect on the outcome of such matters.

For more information about the Portfolio's investment objective, policies and restrictions, see Investment Objective and Policies, Additional Investment In-formation and Risk Factors and Investment Restrictions. For more information about the Portfolio's management and expenses, see Management of the Trust and the Portfolio. For more information about changing the investment objective, policies and restrictions of the Fund or the Portfolio, see Investment Restric-tions.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund and the Portfolio is described below, to-gether with the policies they employ in their efforts to achieve this objec-tive. Additional information about the investment policies of the Fund and the Portfolio appears in the Statement of Additional Information under Investment Objectives and Policies. There can be no assurance that the investment objec-tive of the Fund or the Portfolio will be achieved.

The Fund's investment objective is to provide a high level of current income that is exempt from federal income tax and maintain a high level of liquidity. The Fund is designed for investors who seek current income exempt from federal income tax, stability of capital and liquidity. See Taxes. The Fund attempts to achieve its objective by investing all of its investable assets in The Tax Ex-empt Money Market Portfolio, a diversified open-end management investment com-pany having the same investment objective as the Fund.

The Portfolio attempts to achieve its investment objective by investing primar-ily in the following municipal securities which earn interest exempt from fed-eral income tax in the opinion of bond counsel for the issuer and which have effective maturities not greater than thirteen months and by maintaining a dol-lar-weighted average portfolio maturity of not more than 90 days. The market value of obligations in which the Portfolio invests is not guaranteed and may rise and fall in response to changes in interest rates. During normal market conditions, the Portfolio will invest substantially all, and not less than 80%, of its net assets in tax exempt obligations. The Portfolio generally will not invest in taxable securities, although in abnormal market conditions, if, in the judgment of the Advisor, tax exempt securities satisfying the Portfolio's investment objective may not be purchased, the Portfolio may, for defensive purposes only, temporarily invest up to 20% of its total assets in such securi-ties.

MUNICIPAL BONDS. The Portfolio may invest in bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumen-talities. These obligations may be general obligation bonds secured by the is-suer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue bonds payable from specific rev-enue sources, but not generally backed by the issuer's taxing power. These in-clude industrial development bonds where payment is the responsibility of the private industrial user of the facility financed by the bonds. The Portfolio may invest more than 25% of its assets in industrial development bonds, but may not invest more than 25% of its assets in these bonds in projects of similar type or in the same state.

MUNICIPAL NOTES. The Portfolio may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master de-mand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed by agreements between the municipal issuer and Morgan acting as agent, for no additional fee, in its capacity as Advisor to the Portfolio and as fiduciary for other clients. Although master demand obligations are not marketable to third parties, the Portfolio considers them to be liquid because they are payable on demand. There is no specific per-centage limitation on these investments. For more information about municipal notes, see Investment Objectives and Policies in the Statement of Additional Information.

QUALITY INFORMATION. The Portfolio will limit its investments to those securi-ties which, in accordance with guidelines adopted by the Trustees, present minimal credit risks. In addition, the Portfolio will not purchase any munici-pal obligation unless (i) it is rated with the highest rating assigned to short-term debt securities (or, in the case of New York State municipal notes, with one of the two highest ratings assigned to short-term debt securities) by at least two nationally recognized statistical rating organizations such as Moody's and Standard & Poor's, (ii) it is rated by only one agency with such rating, or (iii) it is not rated and is determined to be of comparable quali-ty. Determinations of comparable quality shall be made in accordance with pro-cedures established by the Trustees. For a more detailed discussion of appli-cable quality requirements, see Investment Objectives and Policies in the Statement of Additional Information. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines below the quality required for purchase, the Portfolio shall dispose of the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest. The credit quality of variable rate demand notes and other municipal obligations is frequently enhanced by various arrangements with domestic or foreign finan-cial institutions, such as letters of credit, guarantees and insurance, and these arrangements are considered, along with the credit quality of such in-stitutions, when investment quality is evaluated. Favorable or unfavorable changes in the credit quality of these institutions may cause gains or losses to the Portfolio and affect the Fund's share price.

The Portfolio may purchase municipal obligations together with puts. In addi-tion, the Portfolio may purchase municipal obligations on a when-issued or de-layed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities and purchase synthetic variable rate instru-ments. For a discussion of these transactions, see Additional Investment In-formation and Risk Factors.

ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase secu-rities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluc-tuation during this period and for fixed income investments no interest ac-crues to the Portfolio until settlement. At the time of settlement a when-is-sued security may be valued at less than its purchase price. The Portfolio maintains with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Port-folio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments.

REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement trans-actions with brokers, dealers or banks that meet the credit guidelines estab-lished by the Portfolio's Trustees. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with re-spect to the seller, the Portfolio's realization upon the disposition of col-lateral may be delayed or limited. Investments in certain repurchase agree-ments and certain other investments which may be considered illiquid are lim-ited. See Illiquid Investments; Privately Placed and other Unregistered Secu-rities below.

LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities in an amount up to 33 1/3% of the value of the Portfolio's net assets. The Portfolio may lend its securi-ties if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such secu-rities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is ter-minated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolio may pay reasonable finders' and custodial fees in con-nection with a loan. In addition, the Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial insti-tution, and the Portfolio will not make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Portfo-lio. The risks to the Portfolio with respect to borrowers of its portfolio se-curities are similar to the risks to the Portfolio with respect to sellers in repurchase agreement transactions. See Repurchase Agreements above. The Portfo-lio will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Portfolio, the Advisor or the Distributor, unless other-wise permitted by applicable law.

REVERSE REPURCHASE AGREEMENTS. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For pur-poses of the Investment Company Act of 1940, as amended (the "1940 Act"), it is considered a form of borrowing by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magni-fied. For more information, see Investment Objectives and Policies in the Statement of Additional Information.

TAXABLE INVESTMENTS. The Portfolio attempts to invest its assets in tax exempt municipal securities; however, under certain circumstances the Portfolio is permitted to invest up to 20% of the value of its total assets in securities, the interest income on which may be subject to federal, state or local income taxes. The Portfolio may make taxable investments pending investment of pro-ceeds from sales of its interests or portfolio securities, pending settlement of purchases of portfolio securities, to maintain liquidity or when it is ad-visable in Morgan's opinion because of adverse market conditions. The Portfolio will invest in taxable securities only if there are no tax exempt securities available for purchase or if the expected return from an investment in taxable securities exceeds the expected return on available tax exempt securities. In abnormal market conditions, if, in the judgement of Morgan, tax exempt securi-ties satisfying the Portfolio's investment objectives may not be purchased, the Portfolio may, for defensive purposes only, temporarily invest up to 20% of its total assets in money market securities, the interest on which is subject to federal, state, or local income taxes. The taxable investments permitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities, bank obligations, commercial paper and repurchase agree-ments.

PUTS. The Portfolio may purchase without limit municipal bonds or notes to-gether with the right to resell them at an agreed price or yield within a spec-ified period prior to maturity. This right to resell is known as a put. The ag-gregate price paid for securities with puts may be higher than the price which otherwise would be paid. Consistent with the investment objective of the Port-folio and subject to the supervision of the Trustees, the purpose of this prac-tice is to permit the Portfolio to be fully invested in tax exempt securities while maintaining the necessary liquidity to purchase securities on a when-is-sued basis, to meet unusually large withdrawals and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the put writer may default on its obligation to repurchase. Morgan will monitor each writer's ability to meet its obligations under puts.

The amortized cost method is used by the Portfolio to value all municipal secu-rities; no value is assigned to any puts.

SYNTHETIC VARIABLE RATE INSTRUMENTS. The Portfolio may invest in certain syn-thetic variable rate instruments. Such instruments generally involve the de-posit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right

(subject to certain conditions) on the part of the purchaser to tender it peri-odically to a third party at par. Morgan will review the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Portfolio will be that of holding the long-term bond, which may require the disposition of the bond which could be at a loss.

ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Portfolio may not acquire any illiquid securities if, as a result thereof, more than 10% of the Portfolio's net assets would be in illiquid investments. Sub-ject to this non-fundamental policy limitation, the Portfolio may acquire in-vestments that are illiquid or have limited liquidity, such as private place-ments or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or re-ceives upon resale may be lower than the price paid or received for similar se-curities with a more liquid market. Accordingly the valuation of these securi-ties will reflect any limitations on their liquidity.

The Portfolio may also purchase Rule 144A securities sold to institutional in-vestors without registration under the 1933 Act. These securities may be deter-mined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementa-tion of these guidelines on a periodic basis.

INVESTMENT RESTRICTIONS

As a diversified investment company, 75% of the assets of the Portfolio are subject to the following fundamental limitations: (a) the Portfolio may not in-vest more than 5% of its total assets in the securities of any one issuer, ex-cept U.S. government securities, and (b) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer.

The investment objective of the Fund and the Portfolio, together with the in-vestment restrictions described below and in the Statement of Additional Infor-mation, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Fund and the Portfolio. The Fund has the same invest-ment restrictions as the Portfolio, except that the Fund may invest all of its investable assets in another open-end investment company with the same invest-ment objective and restrictions (such as the Portfolio). References below to the Portfolio's investment restrictions also include the Fund's investment re-strictions.

The Portfolio may not (i) borrow money, except from banks for temporary, ex-traordinary or emergency purposes and then only in amounts up to 10% of the value of Portfolio's total assets, taken at cost at the time of borrowing, or purchase securities while borrowings exceed 5% of its total assets; or mort-gage, pledge or hypothecate any assets except in connection with any such borrowings in amounts up to 10% of the value of the Portfolio's net assets at the time of borrowing; or (ii) acquire industrial revenue bonds if as a result more than 5% of the Portfolio's total assets would be invested in industrial revenue bonds where payment of principal and interest is the responsibility of companies with fewer than three years of operating history.

For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see Investment Restric-tions in the Statement of Additional Information.

MANAGEMENT OF THE TRUST AND THE PORTFOLIO

TRUSTEES. Pursuant to the Declarations of Trust for the Trust and for the Port-folio, the Trustees decide upon matters of general policy and review the ac-tions of the Advisor and other service providers. The Trustees of the Trust and of the Portfolio are identified below.

Frederick S. Addy................... Former Executive Vice President and Chief
                                     Financial Officer, Amoco Corporation
William G. Burns.................... Former Vice Chairman of the Board and Chief
                                     Financial Officer, NYNEX Corporation
Arthur C. Eschenlauer............... Former Senior Vice President, Morgan
                                     Guaranty Trust Company of New York
Matthew Healey...................... Chairman and Chief Executive Officer;
                                     Chairman, Pierpont Group, Inc.
Michael P. Mallardi................. Former Senior Vice President, Capital
                                     Cities/ABC, Inc., and President, Broadcast
                                     Group

A majority of the disinterested Trustees have adopted written procedures rea-sonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Portfolio and the J.P. Morgan Funds, up to and including creating a separate board of trust-ees. See Trustees and Officers in the Statement of Additional Information for more information about the Trustees and Officers of the Fund and the Portfolio.

The Portfolio and the Trust have each entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's and the Trust's affairs. The fees to be paid under the agreements approximate the reasonable cost of Pier-pont Group, Inc. in providing these services to the Trust, the Portfolio and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. Pierpont Group, Inc. was organized in 1989 at the re-quest of the Trustees of The Pierpont Family of Funds for the purpose of pro-viding these services at cost to those funds. See Trustees and Officers in the Statement of Additional Information. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

ADVISOR. The Fund has not retained the services of an investment adviser be-cause the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has retained the services of Morgan as Investment Advisor. Morgan, with principal offices at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized un-der the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through the Advisor and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients with com-bined assets under management of over $240 billion. Morgan provides investment advice and portfolio management services to the Portfolio. Subject to the su-pervision of the Portfolio's Trustees, Morgan makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. See Investment Advisor in the Statement of Additional Information.

The following persons are primarily responsible for the day-to-day management and implementation of Morgan's process for the Portfolio (the inception date of each person's responsibility for the Portfolio and her or his business experi-ence for the past five years is indicated parenthetically): Daniel B. Mulvey, Vice President (since August, 1995, employed by Morgan since September 1992) and Richard W. Oswald, Vice President (since October 1996, employed by Morgan since 1996 and by CBS prior to October 1996).

As compensation for the services rendered and related expenses borne by Morgan under the Investment Advisory Agreement with the Portfolio, the Portfolio has agreed to pay Morgan a fee, which is computed daily and may be paid monthly, at the annual rate of 0.20% of the Portfolio's average daily net assets up to $1 billion, and 0.10% of average daily net assets in excess of $1 billion.

Under separate agreements, Morgan also provides administrative and related services to the Fund and the Portfolio and shareholder services to sharehold-ers of the Fund. See Administrative Services Agent and Shareholder Servicing below. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK OR ANY OTHER BANK.

CO-ADMINISTRATOR. Pursuant to Co-Administration Agreements with the Trust and the Portfolio, FDI serves as the Co-Administrator for the Fund and the Portfo-lio. FDI (i) provides office space, equipment and clerical personnel for main-taining the organization and books and records of the Fund and the Portfolio;
(ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators;
(iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees and in-vestors; and (vi) maintains related books and records. See Administrative Services Agent below.

For its services under the Co-Administration Agreements, each of the Fund and the Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or the Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust and certain other registered investment companies subject to similar agreements with FDI.

ADMINISTRATIVE SERVICES AGENT. Pursuant to Administrative Services Agreements with the Trust and the Portfolio, Morgan provides certain administrative and related services to the Fund and the Portfolio, including services related to tax compliance, preparation of financial statements, calculation of perfor-mance data, oversight of service providers and certain regulatory and Board of Trustees matters.

Under the Administrative Services Agreements, each of the Fund and the Portfo-lio has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Portfolio, the other portfolios in which series of the Trust or the J.P. Morgan Funds invest and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their ag-gregate average daily net assets and 0.04% of such aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI.

DISTRIBUTOR. FDI, a registered broker-dealer, also serves as the Distributor of shares of the Fund and as exclusive placement agent for the Portfolio, FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Mas-sachusetts 02109.

CUSTODIAN. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Fund's and the Portfolio's custodian and fund accounting and transfer agent and the Fund's dividend dis-bursing agent. State Street also keeps the books of account for the Fund and the Portfolio.

EXPENSES. In addition to the fees payable to Morgan, FDI and Pierpont Group, Inc. under the various agreements discussed under Trustees, Advisor, Co-Admin-istrator and Administrative Services Agent above and Shareholder Servicing be-low, the Fund and the Portfolio are responsible for usual and customary ex-penses associated with their respective operations. Such expenses include or-ganization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Fund or the Portfolio. For the Fund, such expenses also include transfer, registrar and dividend disbursement costs, the expenses of printing and mailing reports, no-tices and proxy statements to Fund shareholders, and registration fees under state securities laws. For the Portfolio, such expenses also include custodian fees and brokerage expenses.

Morgan has agreed that it will reimburse the Fund as described on page 2 through at least December 31, 1998. This limit does not cover extraordinary ex-penses during the period. There is no assurance that Morgan will continue this waiver beyond the specified period.

SHAREHOLDER SERVICING

Pursuant to a Shareholder Servicing Agreement with the Trust, Morgan acts as shareholder servicing agent for its customers and other Fund investors who are customers of an eligible institution which is a customer of Morgan (an "Eligi-ble Institution"). The Fund pays Morgan for these services at an annual rate (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent) of 0.05% of the Fund's average daily net assets. Under the terms of the Shareholder Servicing Agreement with the Fund, Morgan may delegate one or more of its responsibilities to other entities at Morgan's expense.

The Fund's shares may be sold to or through Eligible Institutions, including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Fund. See Eligible Institutions. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

Shareholders should address all inquiries to J.P. Morgan Funds Services, Morgan Guaranty Trust Company of New York, 522 Fifth Avenue, New York, New York 10036 or call (800) 766-7722.

The business days of the Fund and the Portfolio are the days the New York Stock Exchange is open.

PURCHASE OF SHARES

METHOD OF PURCHASE. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any in-structions relating to a Fund account from Morgan as agent for the customer. All purchase orders must be accepted by the Distributor. Investors must be cus-tomers of either Morgan or of an Eligible Institution or participants in em-ployer-sponsored retirement plans that have designated the Fund as an invest-ment option for the plans. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

The Fund requires a minimum initial investment of $10 million and a minimum subsequent investment of $25,000. These minimum investment requirements may be waived for certain investors, including investors for whom the Advisor is a fiduciary, who maintain related accounts with the Fund, other J.P. Morgan Institutional Funds or the Advisor, who make investments for a group of cli-ents, such as financial advisors, trust companies and investment advisors, or who maintain retirement accounts with the Funds.

PURCHASE PRICE AND SETTLEMENT. The Fund's shares are sold on a continuous ba-sis without a sales charge at the net asset value per share next determined after receipt of an order. Prospective investors may purchase shares with the assistance of an Eligible Institution that may establish its own terms, condi-tions and charges.

To purchase shares in the Fund, investors should request their Morgan repre-sentative (or a representative of their Eligible Institution) to assist them in placing a purchase order with the Fund's Distributor and to transfer imme-diately available funds to the Fund's Distributor on the same day. Any share-holder may also call J.P. Morgan Funds Services at (800) 766-7722 for assis-tance in placing an order for Fund shares. Purchase orders must be received by 12:00 noon New York time and immediately available Funds must be received by 4:00 P.M. New York time on a business day for the purchase to be effective and dividends to be earned on the same day. The Fund does not accept orders after 4:00 P.M. If purchase orders are received after 12:00 noon or funds are re-ceived after 4 P.M. New York time for any reason, including that the day is a Federal Reserve holiday, the purchase is not effective and dividends are not earned until the next business day.

ELIGIBLE INSTITUTIONS. The services provided by Eligible Institutions may in-clude establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting cli-ents in changing dividend options, account designations and addresses, provid-ing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Eligible Institution, transmitting proxy state-ments, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabu-lating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the Eligible Institution's clients may reasonably request and agree upon with the Eligible Institution.

Although there is no sales charge levied directly by the Fund, Eligible Insti-tutions may establish their own terms and conditions for providing their serv-ices and may charge investors a transaction-based or other fee for their serv-ices. Such charges may vary among Eligible Institutions but in all cases will be retained by the Eligible Institution and not remitted to the Fund or Mor-gan.

REDEMPTION OF SHARES

METHOD OF REDEMPTION. To redeem shares in the Fund, an investor may instruct Morgan or his or her Eligible Institution, as appropriate, to submit a redemp-tion request to the Fund or may telephone J.P. Morgan Funds Services directly at (800) 766-7722 and give the Shareholder Service Representative a preas-signed shareholder Personal Identification Number and the amount of the re-demption. The Fund executes effective redemption requests at the next deter-mined net asset value per share. See Net Asset Value. See Additional Informa-tion below for an explanation of the telephone redemption policy of the J.P. Morgan Institutional Funds.

A redemption request received on a business day prior to 12:00 noon New York time is effective on that day. A redemption request received after that time becomes effective on the next day. Proceeds of an effective redemption are generally deposited the same day in immediately available funds to the share-holder's account at Morgan or at his Eligible Institution or, in the case of certain Morgan customers, are mailed by check or wire transferred in accor-dance with the customer's instructions. If a redemption request becomes effec-tive on a day when the New York Stock Exchange is open but which is a Federal Reserve holiday, the proceeds are paid the next business day. See Further Re-demption Information.

MANDATORY REDEMPTION BY THE FUND. If the value of a shareholder's holdings in the Fund falls below the Fund's initial investment amount of $10 million for more than 30 days because of a redemption of shares, the Fund may redeem the remaining shares in the account 60 days after written notice to the shareholder unless the account is increased to the Fund's minimum investment amount or more.

FURTHER REDEMPTION INFORMATION. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the sharehold-er's taxpayer identification number and address. As discussed under Taxes be-low, the Fund may be required to im-pose "back-up" withholding of federal in-come tax on dividends, distributions and redemption proceeds when non-corporate investors have not provided a certified taxpayer identification number. In ad-dition, if a shareholder sends a check for the purchase of Fund shares and shares are purchased before the check has cleared, the transmittal of redemp-tion proceeds from the shares will occur upon clearance of the check which may take up to 15 days.

The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other pe-riods as the 1940 Act or the Securities and Exchange Commission may permit. See Redemption of Shares in the Statement of Additional Information.

EXCHANGE OF SHARES

An investor may exchange shares from the Fund into any other J.P. Morgan Insti-tutional Fund or J.P. Morgan Fund or series of J.P. Morgan Series Trust without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the pro-spectus of the fund into which they are exchanging and may only exchange be-tween fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and pur-chases of another fund and the usual purchase and redemption procedures and re-quirements are applicable to exchanges. See Purchase of Shares and Redemption of Shares in this Prospectus and in the prospectuses for the other J.P. Morgan Institutional Funds, J.P. Morgan Funds and J.P. Morgan Series Trust. See also Additional Information below for an explanation of the telephone exchange pol-icy of the J.P. Morgan Institutional Funds.

Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time. For investors in certain states, state securi-ties laws may restrict the availability of the exchange privilege.

DIVIDENDS AND DISTRIBUTIONS

All of the Fund's net investment income is declared as a dividend daily and paid monthly. If an investor's shares are redeemed during a month, accrued but unpaid dividends are paid with the redemption proceeds. The net investment in-come of the Fund for dividend purposes consists of its pro rata share of the net income of the Portfolio less the Fund's expenses. Dividends and distribu-tions are payable to shareholders of record at the time of declaration. The net investment income of the Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior busi-ness day. Shares of the Fund earn dividends on the business day their purchase is effective, but not on the business day redemption proceeds are paid. See Purchase of Shares and Redemption of Shares.

Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and may be reflected in the Fund's daily dividends. Substantially all the real-ized net long-term capital gains, if any, of the Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal ex-cise tax on the Fund.

Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his Eligible Institution or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

NET ASSET VALUE

Net asset value per share for the Fund is determined by subtracting from the value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities and dividing the re-mainder by the number of its outstanding shares, rounded to the nearest cent. Expenses, including the fees payable to Morgan, are accrued daily. The Portfo-lio values all portfolio securities by the amortized cost method. This method attempts to maintain for the Fund a constant net asset value per share of $1.00. No assurances can be given that this goal can be attained. See Net Asset Value in the Statement of Additional Information for more information on valua-tion of portfolio securities for the Portfolio.

The Fund computes its net asset value once daily at 4:00 P.M. New York time on Monday through Friday, except that the net asset value is not computed for the Fund on the holidays listed under Net Asset Value in the Statement of Addi-tional Information.

ORGANIZATION

The Trust was organized on November 4, 1992 as an unincorporated business trust under Massachusetts law and is an entity commonly known as a "Massachusetts business trust". The Declaration of Trust permits the Trustees to issue an un-limited number of full and fractional shares ($0.001 par value) of one or more series. To date 25 series of shares have been authorized and are available for sale to the public. Only shares of the Fund are offered through this Prospec-tus. No series of shares has any preference over any other series of shares. See Massachusetts Trust in the Statement of Additional Information.

The Declaration of Trust for the Trust provides that no Trustee, shareholder, officer, employee, or agent of the Fund shall be held to any personal liabili-ty, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Fund, but that the Trust property only shall be liable.

Shareholders of the Fund are entitled to one vote for each share and to the ap-propriate fractional vote for each fractional share. There is no cumulative voting. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Fund. The Trust does not intend to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for ac-tion by shareholder vote as may be required by either the 1940 Act or the Dec-laration of Trust. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of ten per-cent of Trust shares and will assist shareholders in communicating with each other as prescribed in Section 16(c) of the 1940 Act. For further organization information, including certain shareholder rights, see Description of Shares in the Statement of Additional Information.

The Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that nei-ther the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

TAXES

The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Prospectus. These laws and regulations are sub-ject to change by legislative or administrative action. Investors are urged to consult their own tax advisors with respect to specific questions as to feder-al, state or local taxes. See Taxes in the Statement of Additional Information. Annual statements as to the current federal tax status of distributions, if ap-plicable, are mailed to shareholders after the end of the taxable year for the Fund.

The Trust intends that the Fund will continue to qualify as a separate regu-lated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. For the Fund to qualify as a regulated investment company, the Portfolio, in addition to other requirements, limits its investments so that at the close of each quarter of its taxable year (a) no more than 25% of its total assets are invested in the securities of any one issuer, except U.S. Government securities, and (b) with regard to 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer, except U.S. Government securities. As a regulated investment company, the Fund should not be subject to federal income taxes or federal excise taxes if sub-stantially all of its net investment income and capital gains less any avail-able capital loss carryforwards are distributed to shareholders within allow-able time limits. The Portfolio intends to qualify as an association treated as a partnership for federal income tax purposes. As such, the Portfolio should not be subject to tax. The Fund's status as a regulated investment company is dependent on, among other things, the Portfolio's continued qualification as a partnership for federal income tax purposes.

If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

The Fund intends to qualify to pay exempt-interest dividends to its sharehold-ers by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which consists of interest received by the Fund on tax exempt securities. Exempt-in-terest dividends received from the Fund will be treated for federal income tax purposes as tax exempt interest income. In view of the Fund's investment poli-cies, it is expected that a substantial portion of the Fund's dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains and may invest limited amounts in tax-able securities under certain circumstances. See Taxable Investments.

Interest on certain tax exempt municipal obligations issued after August 7, 1986 is a preference item for purposes of the alternative minimum tax applica-ble to individuals and corporations. Under tax regulations to be issued, the portion of an exempt-interest dividend of a regulated investment company that is allocable to these obligations will be treated as a preference item for pur-poses of the alternative minimum tax.

Corporations should, however, be aware that interest on all municipal securi-ties will be included in calculating (i) adjusted current earnings for purposes of the alternative minimum tax applicable to them, (ii) the additional tax im-posed on certain corporations by the Superfund Revenue Act of 1986, and (iii) the foreign branch profits tax imposed on effec tively connected earnings and profits of United States branches of foreign corporations. Furthermore, special tax provi-sions may apply to certain financial institutions and property and casualty in-surance companies, and they should consult their tax advisors before purchasing shares of the Fund.

Interest on indebtedness incurred or continued by a shareholder (whether a cor-poration or an individual) to purchase or carry shares of the Fund is not de-ductible. The Treasury has been given authority to issue regulations which would disallow the interest deduction if incurred to purchase or carry shares of the Fund owned by the taxpayer's spouse, minor child or entity controlled by the taxpayer. Entities or persons who are "substantial users" (or related per-sons) of facilities financed by tax exempt bonds should consult their tax advi-sors before purchasing shares of the Fund.

Distributions of taxable net investment income and realized net short-term cap-ital gains in excess of net long-term capital losses are taxable as ordinary income to shareholders of the Fund whether such distributions are taken in cash or reinvested in additional shares. Distributions of this type to corporate shareholders of the Fund are not eligible for the dividends-received deduction. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "Act"), long-term capital gain of an individual is generally subject to a maximum rate of 28% in respect of a capital asset held directly by such individual for more than one year but not more than eighteen months, and the maximum rate is re-duced to 20% in respect of a capital asset held in excess of 18 months. The Act authorizes the Treasury department to promulgate regulations that would apply these rules in the case of long-term capital gain distributions made by the Fund.

Distributions of net long-term capital gains in excess of net short-term capi-tal losses are taxable to shareholders of the Fund as long-term capital gains regardless of how long a shareholder has held shares in the Fund and regardless of whether taken in cash or reinvested in additional shares. Long-term capital gains distributions to corporate shareholders are not eligible for the divi-dends-received deduction. The Fund does not expect to realize long-term capital gains and thus does not contemplate paying distributions taxable to sharehold-ers who are subject to tax as long-term capital gains.

Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term cap-ital gain or loss if the shares have been held for more than one year, and oth-erwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, any loss realized by a shareholder upon the re-demption or exchange of shares in the Fund held six months or less will be dis-allowed to the extent of any exempt-interest dividends received by the share-holder with respect to the shares. See "Taxes in the Statement of Additional Information."

ADDITIONAL INFORMATION

The Fund sends to its shareholders annual and semi-annual reports. The finan-cial statements appearing in annual reports are audited by independent accoun-tants. Shareholders also will be sent confirmations of each purchase and re-demption and monthly statements, reflecting all other account activity, includ-ing dividends and any distributions reinvested in additional shares or credited as cash.

All shareholders are given the privilege to initiate transactions automatically by telephone upon opening an account. However, an investor should be aware that a transaction authorized by telephone and reasonably believed to be genuine by the Fund, Morgan, his Eligible Institution or the Distributor may subject the investor to risk of loss if such instruction is subsequently found not to be genuine. The Fund will employ reasonable procedures, including requiring in-vestors to give their Personal Identification Number and tape recording of tel-ephone instructions, to confirm that instructions communicated from investors by telephone are genuine; if it does not, the Fund, the Shareholder Servicing Agent or a shareholder's Eligible Institution may be liable for any losses due to unauthorized or fraudulent instructions.

The Fund may make historical performance information available and may compare its performance to other investments or relevant indexes, including data from Lipper Analytical Services, Inc., Micropal Inc., Morningstar Inc., Ibbotson Associates, Donoghue's Money Market and Tax Free Money Market fund averages and other industry publications. The Fund may advertise "yield," "effective yield," and "tax equivalent yield". Yield refers to the net income generated by an investment in the Fund over a stated seven-day period. This income is then annualized-i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. Effective yield is calculated simi-larly to the yield, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested; the effective yield will be slightly higher than the yield because of the compounding effect of this assumed rein-vestment. Tax equivalent yield is calculated similarly to the yield for the Fund, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax equivalent to the Fund.

The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of op-erations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all re-curring fees. These methods of calculating yield and total return are required by regulations of the Securities and Exchange Commission. Yield and total re-turn data similarly calculated, unless otherwise indicated, over other speci-fied periods of time may also be used. See Performance Data in the Statement of Additional Information. All performance figures are based on historical earnings and are not intended to indicate future performance. Shareholders may obtain performance information by calling Morgan at (800) 766-7722.

                                        ---------------------------------------





No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust or the Distributor to make such offer in such jurisdiction.

PROS381-981

  J.P. Morgan Institutional Tax Exempt Money Market Fund





  PROSPECTUS

  January 2, 1998

******************************************************************************


                         J.P. MORGAN INSTITUTIONAL FUNDS





             J.P. MORGAN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND




                       STATEMENT OF ADDITIONAL INFORMATION




                                 JANUARY 2, 1998










THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. Morgan INSTITUTIONAL FUNDS (800) 221-7930.

Table of Contents


                                                     Page


General  . . . . . . . . . . . . . . . . . . .        2
Investment Objective and Policies . . . . . .         2
Investment Restrictions  . . . . . . . . . . .       11
Trustees and Officers  . . . . . . . . . . . .       13
Investment Advisor . . . . . . . . . . . . . .       17
Distributor  . . . . . . . . . . . . . . . . .       19
Co-Administrator . . . . . . . . . . . . . . .       19
Services Agent . . . . . . . . . . . . . . . .       20
Custodian and Transfer Agent . . . . . . . . .       21
Shareholder Servicing  . . . . . . . . . . . .       21
Independent Accountants  . . . . . . . . . . .       22
Expenses . . . . . . . . . . . . . . . . . . .       22
Purchase of Shares . . . . . . . . . . . . . .       23
Redemption of Shares . . . . . . . . . . . . .       23
Exchange of Shares . . . . . . . . . . . . . .       24
Dividends and Distributions  . . . . . . . . .       24
Net Asset Value  . . . . . . . . . . . . . . .       24
Performance Data . . . . . . . . . . . . . . .       25
Portfolio Transactions . . . . . . . . . . . .       26
Massachusetts Trust  . . . . . . . . . . . . .       28
Description of Shares  . . . . . . . . . . . .       29
Taxes  . . . . . . . . . . . . . . . . . . . .       31
Additional Information   . . . . . . . . . . .       36
Financial Statements . . . . . . . . . . . . .       36
Appendix A - Description of Securities
Ratings  . . . . . . . . . . . . . . . . . . .       A-37

GENERAL


         This Statement of Additional Information relates only to the J.P. Morgan Institutional Tax Exempt Money Market Fund (the "Fund"). The Fund is a series of shares of beneficial interest of the J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Fund, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.


         This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund. The Fund operates through a two-tier master-feeder investment fund structure.

         This Statement of Additional Information provides additional information with respect to the Fund and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

INVESTMENT OBJECTIVE AND POLICIES


         The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve this objective by the Portfolio as set forth above and in the Prospectus. The investment objective of the Fund and the investment objective of the Portfolio are identical. Accordingly, references below to the Fund also include the Portfolio; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.


         The Fund is designed to be an economical and convenient means of making substantial investments in instruments that are exempt from federal income tax. The Fund's investment objective is to provide a high level of current income that is exempt from federal income tax and maintain a high level of liquidity. See "Taxes." The Fund attempts to achieve this objective by investing all of its investable assets in The Tax Exempt Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund.

         The Portfolio attempts to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar-denominated securities described in the Prospectus and this Statement of Additional Information that meet certain rating criteria, present minimal credit risks, have effective maturities of not more than thirteen months and earn interest wholly exempt from federal income tax in the opinion of bond counsel for the issuer. The Portfolio generally will not invest in taxable securities, although it may temporarily invest up to 20% of total assets in such securities in abnormal market conditions for defensive purposes only, if in the judgment of the Adviosr, tax exempt securities satisfying the Fund's investment objective may not be purchased. For purposes of this calculation, obligations that generate income that may be treated as a preference item for purposes of the alternative minimum tax shall not be considered taxable securities. See "Quality and Diversification Requirements." Interest on these securities may be subject to state and local taxes. For more detailed information regarding tax matters, including the applicability of the alternative minimum tax, see "Taxes."


Money Market Instruments

     As discussed in the Prospectus, the Fund may invest in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

     U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.


         Additional  U.S.  Government  Obligations.   The  Fund  may  invest  in
obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.


         Bank Obligations. The Fund, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund may not invest in obligations of foreign branches of foreign banks. See "Foreign Investments." The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank.

         Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York acting as agent, for no additional fee, in its capacity as investment advisor to the Portfolio and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. The Fund, unless otherwise noted in the Prospectus or below, may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in the agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Fund will be fully collateralized within the meaning of paragraph (a)(4) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

         The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, and other obligations described in the Prospectus or this Statement of Additional Information.


Tax Exempt Obligations

     As discussed in the Prospectus, the Fund may invest in tax exempt obligations to the extent consistent with the Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Fund appears in the Prospectus and below. See "Quality and Diversification Requirements."

         Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     Municipal  Notes.  Municipal notes are subdivided into three  categories of
short-term   obligations:   municipal  notes,  municipal  commercial  paper  and
municipal demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

         The Fund may purchase securities of the type described above if they have effective maturities within thirteen months. As required by regulation of the Securities and Exchange Commission (the "SEC"), this means that on the date of acquisition the final stated maturity (or if called for redemption, the redemption date) must be within thirteen months or the maturity must be deemed to be no more than thirteen months because of a maturity shortening mechanism, such as a variable interest rate, coupled with a conditional or unconditional right to resell the investment to the issuer or a third party. See "Variable Rate Demand Notes" and "Puts." A substantial portion of the Fund's portfolio is subject to maturity shortening mechanisms consisting of variable interest rates coupled with unconditional rights to resell the securities to the issuers either directly or by drawing on a domestic or foreign bank letter of credit or other credit support arrangement. See "Foreign Investments."

         Puts. The Fund may purchase without limit municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

         The Fund values any municipal bonds and notes which are subject to puts at amortized cost. No value is assigned to the put. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Trustees will review regularly the Advisor's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         The Trust has been advised by counsel that the Fund will be considered the owner of the securities subject to the puts so that the interest on the securities is tax exempt income to the Fund. Such advice of counsel is based on certain assumptions concerning the terms of the puts and the attendant circumstances.


Additional Investments

         When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund's not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

         Investment Company Securities. Securities of other investment companies may be acquired by the Fund and the Portfolio to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, the Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund or Portfolio bears directly in connection with its own operations.

         Reverse Repurchase Agreements. The Fund, unless otherwise noted in the Prospectus or below, may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.


         Loans of Portfolio Securities. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Advisor or the Distributor, unless otherwise permitted by applicable law. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Fund's ability to maintain a net asset value of $1.00 per share.


         Privately Placed and Certain Unregistered Securities. The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities as described in the Prospectus.


         As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the Securities Act of 1933, as amended (the "1933 Act"), before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.


         Synthetic Instruments. The Fund may invest in certain synthetic variable rate instruments as described in the Prospectus. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate,
(ii) the risk to the Fund will be that of holding a long-term bond, and (iii) in the case of the Fund, the disposition of the bond may be required which could be at a loss.


Quality and Diversification Requirements


         The Fund intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of the Fund are subject to the following fundamental limitations: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer, subject to the limitation of any applicable state securities laws or as described below. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or the state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         At the time the Fund invests in any taxable commercial paper, master demand obligations, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in Morgan's opinion.


         For purposes of diversification and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions."


         In order to attain the Fund's objective of maintaining a stable net asset value, the Portfolio for the Tax Exempt Money Market Fund will limit its investments to securities that present minimal credit risks and securities (other than New York State municipal notes) that are rated within the highest rating assigned to short-term debt securities (or, in the case of New York State municipal notes, within one of the two highest ratings assigned to short-term debt securities) by at least two NRSROs or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. The Fund may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with the criteria described above that security will be deemed to have the same rating as such other rated securities.


         In addition, the Board of Trustees has adopted procedures which (i) require the Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than thirteen months and (ii) require the Fund, in the event of certain downgrading of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Fund's best interest.


         The credit quality of variable rate demand notes and other municipal obligations is frequently enhanced by various credit support arrangements with domestic or foreign financial institutions, such as letters of credit, guarantees and insurance, and these arrangements are considered when investment quality is evaluated. The rating of credit-enhanced municipal obligations by a NRSRO may be based primarily or exclusively on the credit support arrangement.


INVESTMENT RESTRICTIONS

         The investment restrictions of the Fund and Portfolio are identical, unless otherwise specified. Accordingly, references below to the Fund also include the Portfolio unless the context requires otherwise; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust, with respect to the Fund, and by the Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever the Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

         The Fund and the Portfolio may not:

1. Borrow money, except from banks for temporary, extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts up to 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets, provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision, for example, facilitates the orderly sale of portfolio securities in the event of abnormally heavy redemption requests or in the event of redemption requests during periods of tight market supply. This provision is not for leveraging purposes;

2. Invest more than 25% of its total assets in securities of governmental units located in any one state, territory, or possession of the United States. The Fund may invest more then 25% of its total assets in industrial development and pollution control obligations whether or not the users of facilities financed by such obligations are in the same industry;1

3. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history;

4. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer, provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. Each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenues of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;2

5. Make loans, except through the purchase or holding of debt obligations, repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objectives and Policies"); 6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased (see "Investment Objectives and Policies"); real estate; commodities; commodity contracts; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase municipal bonds, notes or commercial paper secured by interests in real estate;

7. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delayed delivery;

8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

9. Act as an underwriter of securities; or

10. Issue senior securities, except as may otherwise be permitted by the foregoing investment restrictions or under the 1940 Act or any rule, order or interpretation thereunder.

         Non-Fundamental Investment Restriction - The investment restriction described below is not a fundamental policy of the Fund or Portfolio and may be changed by their respective Trustees. This non-fundamental investment policy requires that the Fund may not:

(i) acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the Fund's net assets would be in investments that are illiquid.

         Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES AND OFFICERS

Trustees


         The Trustees of the Trust, who are also the Trustees of the Portfolio, their business addresses, principal occupations during the past five years and dates of birth are set forth below.


     FREDERICK S. ADDYAATrustee; Retired; Executive Vice President and Chief Financial Officer since prior to April 1994, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, TX 78746, and his date of birth is January 1, 1932.

     WILLIAM  G.  BURNSAATrustee;   Retired,  Former  Vice  Chairman  and  Chief
Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, FL 32779, and his date of birth is November 2, 1932.

     ARTHUR C. ESCHENLAUERAATrustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, NJ 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY (*)AATrustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1992. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDIAATrustee; Retired; Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group since prior to April 1996. His address is 10 Charnwood Drive, Suffern, NY 10910, and his date of birth is March 17, 1934.
----------------------
(*) Mr. Healey is an "interested person" of the Trust, the Advisor and each Portfolio as that term is defined in the 1940 Act.


         The Trustees of the Trust are the same as the Trustees of the Portfolio. In accordance with applicable state requirements, a majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Portfolio and the J.P. Morgan Fund, up to and including creating a separate board of trustees.


         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. MORGAN Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to the Fund.


     Trustee compensation expenses accrued by the Trust for the calendar year ended December 31, 1996 are set forth below.


                                                 TOTAL TRUSTEE COMPENSATION
                                                 ACCRUED BY THE
                           AGGREGATE TRUSTEE     MASTER PORTFOLIOS(*), J.P.
                           COMPENSATION          MORGAN FUNDS,J.P. MORGAN SERIES
                           ACCRUED BY THE TRUST  TRUST AND THE TRUST DURING
NAME OF TRUSTEE            DURING  1996           1996 (***)


Frederick S. Addy, Trustee        $12,593                        $65,000

William G. Burns, Trustee         $12,593                        $65,000

Arthur C. Eschenlauer, Trustee    $12,593                        $65,000

Matthew Healey, Trustee(**),      $12,593                        $65,000
  Chairman and Chief Executive
  Officer


Michael P. Mallardi, Trustee      $12,593                        $65,000
---------------------------------------------
(*) Includes the Portfolio and 23 other portfolios (collectively the "Master Portfolios") for which Morgan acts as investment advisor..

(**) During 1996, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $140,000, contributed $21,000 to a defined contribution plan on his behalf and paid $21,500 in insurance premiums for his benefit.


(***) No investment company within the fund complex has a pension or retirement plan. Currently there are 18 investment companies (15 investment companies comprising the Master Portfolios, the J.P. Morgan Funds, the Trust and J.P. MORGAN Series Trust) in the fund complex.

         The Trustees, in addition to reviewing actions of the Trust's and the Portfolio's various service providers, decide upon matters of general policy. The Portfolio and the Trust have entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolio and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds, and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolio have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust, the Portfolio and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The Principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, NY 10017.

         The aggregate fees paid to Pierpont Group, Inc. by the Fund and the Portfolio during the indicated fiscal years are set forth below:


Fund -- For the fiscal year ended August 31, 1995: $8,400. For the fiscal year ended August 31, 1996: 8,391. For the fiscal year ended August 31, 1997: $6,074

Portfolio -- For the fiscal year ended August 31, 1995: $110,325. For the fiscal year ended August 31, 1996: $62,310. For the fiscal year ended August 31, 1997:
$43,285


Officers

         The Trust's and Portfolio's executive officers (listed below), other than the Chief Executive Officer, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolio. The Trust and the Portfolio have no employees.

         The officers of the Trust and the Portfolio, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and the Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.


         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.


         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies advised or administered by the Dreyfus Corporation ("Dreyfus") or its affiliates. From December 1991 to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Manager of Treasury Services and Administration of FDI and an officer of certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. Prior to March 1993, Mr. Conroy was employed as a fund accountant at The Boston Company, Inc. His date of birth is March 31, 1969.

         RICHARD W. INGRAM; President and Treasurer. Executive Vice President and Director of Client Services and Treasury Administration of FDI, Senior Vice President of Premier Mutual and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris Trust and Savings Bank ("Harris") or their respective affiliates. Prior to April 1997, Mr. Ingram was Senior Vice President and Director of Client Service and Treasury Administration of FDI. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. His date of birth is September 15, 1955.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Assistant Vice President of FDI and an officer of RCM Capital Funds, Inc. and RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and Harris or their respective affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc. From 1988 to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

     ELIZABETH A. KEELEY; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and Premier Mutual and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. Prior to August 1996, Ms. Keeley was Assistant Vice President and Counsel of FDI and Premier Mutual. Prior to September 1995, Ms. Keeley was enrolled at Fordham University School of Law and received her JD in May 1995. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is September 14, 1969.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Associate General Counsel of FDI and Premier Mutual and an officer of Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Harris or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From 1992 to 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. From 1989 to 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

     JOSEPH F. TOWER III; Vice President and Assistant Treasurer. Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director Of FDI. Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual and an officer of Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc. His date of birth is June 13, 1962.

INVESTMENT ADVISOR

         The investment advisor to the Portfolio is Morgan Guaranty Trust Company of New York, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of the State of Delaware. The Advisor, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. The Advisor is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, the Advisor offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of over $240 billion.


         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, Melbourne and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Portfolio are not exclusive under the terms of the Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolio. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolio. See "Portfolio Transactions."


         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Portfolio in which the Fund invests is currently --IBC/Donoghue's Tax Exempt Money Fund Average.


         J.P. Morgan Investment Management Inc., also a wholly owned subsidiary of J.P. Morgan, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which the Advisor serves as trustee. J.P. Morgan Investment Management Inc. advises the Advisor on investment of the commingled pension trust funds.

     The Portfolio is managed by officers of the Advisor who, in acting for their customers, including the Portfolio, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of J.P. Morgan Investment Management Inc. and certain other investment management affiliates of J.P. Morgan.


         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Portfolio and the Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.20% of the Portfolio's average daily net assets up to $1 billion and 0.10% of net assets in excess of $1 billion.



         For the fiscal year ended August 31, 1995, 1996, and 1997 the advisory fees paid by the Portfolio to the Advisor were $2,150,291, $2,154,248 and $2,267,159, respectively. See "Expenses" in the Prospectus and below for applicable expense limitations.


         The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See
"Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks such as the Advisor from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolio.

         If the Advisor were prohibited from acting as investment advisor to the Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

         Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Portfolio and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor.

         The Distribution Agreement shall continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940
Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolio dated August 1, 1996, FDI also serves as the Trust's and the Portfolio's Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolio, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolio, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         For its services under the Co-Administration Agreements, the Fund and Portfolio have agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and certain other investment companies subject to similar agreements with FDI.

         The table below sets forth for the Fund and the Portfolio the administrative fees paid to FDI for the fiscal periods indicated. See "Expenses" in the Prospectus and below for applicable expense limitations.


Portfolio -- For the period August 1, 1996 through August 31, 1996: $2,284. For the fiscal year ended August 31, 1997: $25,082.

Fund -- For the period August 1, 1996 through August 31, 1996: $525. For the fiscal year ended August 31, 1997: $6,410.

         The table below sets forth for the Fund and the Portfolio the administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolio prior to August 1, 1996) for the fiscal periods indicated.


See "Expenses" in the Prospectus and below for applicable expense limitations.


Portfolio -- For the fiscal year ended August 31, 1994: $62,565. For the fiscal year ended August 31, 1995: $72,729. For the period September 1, 1995 through July 31, 1996: $110,848.

Fund -- For the fiscal year ended August 31, 1994: $5,854. For the fiscal year ended August 31, 1995: $22,290. For the period September 1, 1995 through July 31, 1996: $23,755.


SERVICES AGENT

         The Trust, on behalf of the Fund, and the Portfolio have entered into Administrative Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund and the Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the amended Administrative Services Agreements, the Fund and the Portfolio have agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. MORGAN Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. MORGAN Series Trust.

         Under prior administrative services agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Portfolios' aggregate average daily net assets in excess of $7 billion. Prior to December 29, 1995, the Trust and the Portfolio had entered into Financial and Fund Accounting Services Agreements with Morgan, the provisions of which included certain of the activities described above and, prior to September 1, 1995, also included reimbursement of usual and customary expenses.

         The table below sets forth for the Fund and the Portfolio the fees paid to Morgan, net of fee waivers and reimbursements, as Services Agent. See "Expenses" in the Prospectus and below for applicable expense limitations.


Portfolio -- For the fiscal year ended August 31, 1995: $169,754. For the fiscal year ended August 31, 1996: $205,419. For the fiscal year ended August 31, 1997:
$397,340.

Fund -- For the fiscal year ended August 31, 1995: $(56,396)*. For the fiscal year ended August 31, 1996: $30,085. For the fiscal year ended August 31, 1997:
$60,316.
------------------------------------


(*) Indicates a reimbursement by Morgan for expenses in excess of its fees under the Services Agreements. No fees were paid for the fiscal period.


CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and the Portfolio's custodian and fund accounting agent and the Fund's transfer and dividend disbursing agent. Pursuant to the Custodian Contracts, State Street is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. In addition, the Custodian has entered into subcustodian agreements on behalf of Portfolio with Bankers Trust Company for the purpose of holding TENR Notes and with Bank of New York and Chemical Bank, N.A. for the purpose of holding certain variable rate demand notes. The Custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The Trust on behalf of the Fund has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of an Eligible Institution. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and monitoring the activities of the Fund's transfer agent; providing other related services.

         Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee at the annual rate of 0.05% (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all shareholders.

         The table below sets forth for the Fund listed the shareholder servicing fees paid by the Fund to Morgan, net of fee waivers and reimbursements, for the fiscal periods indicated. See "Expenses" in the Prospectus and below for applicable expense limitations.


         The shareholder servicing fees paid by the Fund to Morgan net of fee waivers and reimbursements for the fiscal years ended August 31, 1995, 1996, and 1997, were $96,667, $103,262 and $97,098, of which $50,458 was waived for the period February 10, 1997 through August 31, 1997.


         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Fund and the Portfolio under the Services Agreements and in acting as Advisor to the Portfolio under the Investment Advisory Agreement, may raise issues under these laws. However, Morgan believes that it may properly perform these services and the other activities described in the Prospectus without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund or the Portfolio might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolio are Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036. Price Waterhouse LLP conducts an annual audit of the financial statements of the Fund and the Portfolio, assists in the preparation and/or review of the Fund's and the Portfolio's federal and state income tax returns and consults with the Fund and the Portfolio as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator and Distributor," "Services Agent" and "Shareholder Servicing" above, the Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting expenses, insurance costs, the compensation and expenses of the Trustees, costs associated with the registration under federal securities laws, and extraordinary expenses applicable to the Fund or the Portfolio. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders; and filing fees under state securities laws. For the Portfolio, such expenses also include custodian fees and brokerage expenses. Under fee arrangements prior to September 1, 1995, Morgan as Services Agent was responsible for reimbursements to the Trust and the Portfolio and the usual and customary expenses described above (excluding organization and extraordinary expenses, custodian fees and brokerage expenses). For additional information regarding waivers or expense subsidies, see "Management of the Trust and the Portfolio" in the Prospectus.

PURCHASE OF SHARES

         Investors may open Fund accounts and purchase shares as described in the Prospectus under "Purchase of Shares." References in the Prospectus and this Statement of Additional Information to customers of Morgan or an Eligible Institution include customers of their affiliates and references to transactions by customers with Morgan or an Eligible Institution include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

         The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Morgan, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Portfolio; (ii) be acquired by the Fund for investment and not for resale (other than for resale to the Portfolio); and(iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of an Eligible Institution, and the Eligible Institution may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES


         Investors may redeem shares as described in the Prospectus under "Redemption of Shares." Shareholders redeeming shares of the Fund should be aware that the Fund attempts to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that it will be able to continue to do so, and in that case the net asset value of the Fund's shares might deviate from $1.00 per share. Accordingly, a redemption request might result in payment of a dollar amount which differs from the number of shares redeemed. See "Net Asset Value" in the Prospectus and below.


         If the Trust, on behalf of the Fund and the Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of the Fund, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Portfolio is obligated to redeem shares soley in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

         Further Redemption Information. The Trust, on behalf of the Fund, and the Portfolio reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

EXCHANGE OF SHARES


         An investor may exchange shares from the Fund into any other J.P. Morgan Institutional Fund, J.P. Morgan Fund, or shares of J.P. Morgan Series Trust, as described under "Exchange of Shares" in the Prospectus. For complete information, the Prospectus as it relates to the Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.


DIVIDENDS AND DISTRIBUTIONS

         The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

         Net investment income of the Fund consists of accrued interest or discount and amortized premium, less the accrued expenses of the Fund applicable to that dividend period including the fees payable to Morgan.

         Determination of the net income for the Fund is made at the times described in the Prospectus; in addition, net investment income for days other than business days is determined at the time net asset value is determined on the prior business day.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE


         The Fund computes its net asset value once daily on Monday through Friday as described under "Net Asset Value" in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event that trading in the money markets is scheduled to end earlier than the close of the New York Stock Exchange in observance of these holidays, the Fund and Portfolio would expect to close for purchases and redemptions an hour in advance of the end of trading in the money markets. The Fund and the Portfolio may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. On any business day when the Public Securities Association ("PSA") recommends that the securities market close early, the Fund reserves the right to cease accepting purchase and redemption orders for same business day credit at the time PSA recommends that the securities market close. On days the Fund closes early, purchase and redemption orders received after the PSA-recommended closing time will be credited the next business day. The days on which net asset value is determined are the Fund's business days.


         The net asset value of the Fund is equal to the value of the Fund's investment in the Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolio in valuing its assets.

          The portfolio's securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of the Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation, such as changing the Fund's dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to a Fund's capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. See "Taxes.

PERFORMANCE DATA

         From time to time, the Fund may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See "Additional Information" in the Prospectus.

         Yield Quotations. As required by regulations of the SEC, current yield for the Fund is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for the Fund is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares. The tax equivalent yield is computed by first computing the yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal income tax purposes is determined. This portion of the yield is then divided by one minus the stated assumed federal income tax rate for individuals and then added to the portion of the yield that is not attributable to securities, the income of which was tax exempt.

         Below is set forth historical yield information for the periods indicated:


Fund (12/15/97): 7-day current yield: 3.49%; 7-day tax equivalent yield at 39.6% tax rate: 5.78%; 7-day effective yield: 3.55%.


         Historical performance information for any period or portion thereof prior to the establishment of a Fund will be that of its corresponding predecessor J.P. Morgan fund, as permitted by applicable SEC staff interpretations, if the J.P. Morgan Fund commenced operations before the corresponding J.P. Morgan Institutional Fund.

         Below is set forth historical return information for the Fund for the periods indicated:


8/31/87: Average annual total return, 1 year: 3.35%; Average annual total return, 5 years: 2.95%; average annual total return, 10 years: 3.89%; aggregate total return, 1 year: 3.35%; aggregate total return, 5 years: 15.84%; aggregate total return, 10 years: 46.23%.


         General. The Fund's performance will vary from time to time depending upon market conditions, the composition of the Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Fund' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper
Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for the Portfolio for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Portfolio. See "Investment Objectives and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Portfolio transactions for the Portfolio will be undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolio may engage in short-term trading consistent with its objective. See "Investment Objective and Policies -- Portfolio Turnover". The Portfolio will not seek profits through short-term trading, but the Portfolio may dispose of any portfolio security prior to its maturity if it believes such disposition is appropriate even if this action realizes profits or losses.

          In connection with portfolio transactions for the Portfolio, the Advisor intends to seek the best price and execution on a competitive basis for both purchases and sales of securities.

         The Portfolio has a policy of investing only in securities with maturities of less than thirteen months, which policy will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments which the Portfolio makes, turnover resulting from such investments should not adversely affect the net asset value or net income of the Portfolio.

         Subject to the overriding objective of obtaining the best possible execution of orders, the Advisor may allocate a portion of the Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for the Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolio will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.


         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.


         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.


DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). To date shares of 28 series have been authorized of which 25 are currently available for sale to the public. Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have authorized the issuance and sale to the public of shares of 24 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares" in the Prospectus.


         As of December 5, 1997, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of J.P. Morgan Institutional Tax Exempt Money Market Fund:

      Morgan Guaranty Trust Co of NY as agent for Trust for Harriet F (23.57); Morgan Guaranty Trust Co of NY as agent for Frank Batten (5.42%);
      Mariah Carey-Rye Songs-Attn: Susan Steinsapir (6.92%) and
      Ellen Haebler Skove (9,80%)



         The address of each owner listed above is c/o Morgan, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of the Fund.

TAXES


         The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; (b) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held less than three months, or foreign currencies (or options, futures or forward contracts on foreign currencies) held less than three months, but only if such currencies (or options, futures or forward contracts on foreign currencies) are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). Effective as of an investor's first taxable year beginning after August 5, 1997, the 30% of gross income test described in (b) above will no longer apply to the Funds wishing to satisfy the requirements of subchapter M of the Code.

         As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.


         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will be taxable to a shareholder in the year declared rather than the year paid.

         The Fund intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which is properly designated as consisting of interest received by the Fund on tax exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund, other than the alternative minimum tax under certain circumstances. In view of the Fund's investment policies, it is expected that a substantial portion of all dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances. See "Investment Objective(s) and Policies" in the Prospectus.


         Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital loss (other than exempt interest dividends) are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Fund are not eligible for the dividends received deduction. If dividend payments exceed income earned by the Fund, the excess distribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of the Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "Act"), long-term capital gain of an individual is generally subject to a maximum rate of 28% in respect of a capital asset held directly by such individual for more than one year but not more than eighteen months, and the maximum rate is reduced to 20% in respect of a capital asset held in excess of 18 months. The Act authorizes the Treasury department to promulgate regulations that would apply these rules in the case of long-term capital gain distributions made by the Fund. The Treasury Department has indicated that, under such regulations, individual shareholders will be taxed at a minimum rate of 28% in respect of capital gains distributions designated as 28% rate gain distributions and will be taxed at a maximum rate of 20% in respect of capital gains distributions designated as 20% rate gain distributions, regardless of how long such shareholders have held their shares in the Fund. See "Taxes" in the Prospectus for a discussion of the federal income tax treatment of any gain or loss realized on the redemption or exchange of the Fund's shares. Additionally, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.


         To maintain a constant $1.00 per share net asset value, the Trustees of the Fund may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses. The adjustment may result in a shareholder having more dividend income than net income in his account for a period. When the number of outstanding shares of a Fund is reduced, the shareholder's basis in the shares of the Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. This difference may be realized as a capital loss when the shares are liquidated. Subject to certain limited exceptions, capital losses cannot be used to offset ordinary income. See "Net Asset Value."

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by the Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by the Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.


         Forward currency contracts, options and futures contracts entered into by the Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities. Certain straddles treated as short sales for tax purposes may also result in the loss of the holding period of underlying securities for purposes of the 30% of gross income test described above, and therefore, the Portfolio's ability to enter into forward currency contracts, options and futures contracts may be limited under current law. Effective as of August 5, 1997, the 30% gross income test will no longer apply to the Fund.


         Certain options, futures and foreign currency contracts held by the Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolio is organized as a New York trust. The Portfolio is not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Fund, Morgan or Eligible Institutions as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Trust's and the Portfolio's Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

         The following financial statements and the report thereon of Price Waterhouse LLP of the Fund are incorporated herein by reference from its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The following financial report is available without charge upon request by calling JP Morgan Funds Services at (800) 766-7722. The Fund's financial statements include the financial statements of the Portfolio.



                         Date of Semi-Annual Report;   Date of Annual Report;
                         Date Semi-Annual Report Filed;Date Annual Report Filed;
                         and Accession Number           and Accession Number
Name of Fund


J.P. Morgan Institutional      N/A                      08/31/97
Tax Exempt Money   Market                               10/30/97
 Fund                                                   0001016969-97-000079
------------------------------------------------- -----------------------------

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries.
- High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range
of financial markets and assured sources of alternate liquidity.

Short-Term Tax Exempt Notes

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

--------
    1 Pursuant to an interpretation of the staff of the SEC, the Fund may not invest more than 25% of its assets in industrial development bonds in projects of similar type or in the same state. The Fund shall comply with this interpretation until such time as it may be modified by the staff of the SEC.

     2 For purposes of interpretation of Investment Restriction No. 4 "guaranteed by another entity" includes credit substitutions, such as letters of credit or insurance, unless the Advisor determines that the security meets the Fund's credit standards without regard to the credit substitution.
*****************************************************************************

   PROSPECTUS

   J.P. Morgan Institutional Tax Exempt Bond Fund
   60 State Street Boston, Massachusetts 02109
   For information call (800) 766-7722

   J.P. Morgan Institutional Tax Exempt Bond Fund (the "Fund") seeks to pro-vide a high level of current income exempt from federal income tax consis-tent with moderate risk of capital and maintenance of liquidity. It is de-signed for investors who seek tax exempt yields greater than those gener-ally available from a portfolio of short-term tax exempt obligations and who are willing to incur the greater price fluctuation of longer-term in-struments.

   The Fund is a diversified no-load mutual fund for which there are no sales charges or exchange or redemption fees. The Fund is a series of the J.P. Morgan Institutional Funds, an open-end management investment company or-ganized as a Massachusetts business trust (the "Trust").

   UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJEC-TIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE TAX EXEMPT BOND PORTFOLIO (THE "PORTFOLIO"), A CORRESPONDING DIVERSIFIED OPEN-END MANAGE-MENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND INVESTS IN THE PORTFOLIO THROUGH A TWO-TIER MASTER-FEEDER INVEST-MENT FUND STRUCTURE. SEE SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE(R) ON PAGE 4.

   The Portfolio is advised by Morgan Guaranty Trust Company of New York ("Morgan" or "Advisor").

   This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing and it should be re-tained for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated January 2, 1998 (as supplemented from time to time). This information is incorporated herein by reference and is avail-able without charge upon written request from the Fund's Distributor, Funds Distributor Inc. ("FDI"), 60 State Street, Suite 1300, Boston, Mas-sachusetts 02109, Attention: J.P. Morgan Institutional Funds, or by call-ing (800) 221-7930.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMEN-TAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS RE-DEEMED, THE VALUE MAY BE HIGHER OR LOWER, THAN THE AMOUNT ORIGINALLY IN-VESTED BY THE INVESTOR.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SE-CURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE DATE OF THIS PROSPECTUS IS JANUARY 2, 1998

TABLE OF CONTENTS

                                                                            PAGE
Investors for Whom the Fund is Designed....................................   1
Financial Highlights.......................................................   3
Special Information Concerning Investment Structure........................   4
Investment Objective and Policies..........................................   5
Additional Investment Information and Risk Factors.........................   6
Investment Restrictions....................................................   9
Management of the Trust and the Portfolio..................................   9
Shareholder Servicing......................................................  12

                                                                            PAGE
Purchase of Shares.........................................................  12
Redemption of Shares.......................................................  13
Exchange of Shares.........................................................  14
Dividends and Distributions................................................  14
Net Asset Value............................................................  14
Organization...............................................................  15
Taxes......................................................................  15
Additional Information.....................................................  17
Appendix...................................................................  18

J.P. Morgan Institutional Tax Exempt Bond Fund

INVESTORS FOR WHOM THE FUND IS DESIGNED

The Fund is designed for investors who seek tax exempt yields greater than those generally available from a portfolio of short-term tax exempt obligations and who are willing to incur the greater price fluctuation of longer-term in-struments. The Fund seeks to achieve its investment objective by investing all of its investable assets in The Tax Exempt Bond Portfolio, a diversified man-agement investment company having the same investment objective as the Fund. Since the investment characteristics and experience of the Fund will correspond directly with those of the Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolio. The net asset value of shares in the Fund fluctuates with changes in the value of the invest-ments in the Portfolio.

The Fund requires a minimum initial investment of $5 million. The minimum sub-sequent investment is $25,000. See Purchase of Shares. If a shareholder reduces his or her investment in the Fund to less than $5 million for more than 30 days, the investment may be subject to mandatory redemption. See Redemption of Shares-Mandatory Redemption by the Fund.

This Prospectus describes the financial history, investment objective and poli-cies, management and operation of the Fund to enable investors to decide if the Fund suits their needs. The Fund operates in a two-tier master-feeder invest-ment fund structure. The Trustees believe that the Fund may achieve economies of scale over time by utilizing this investment structure.

The following table illustrates that investors in the Fund incur no shareholder transaction expenses; their investment in the Fund is subject only to the oper-ating expenses set forth below for the Fund and the Portfolio, as a percentage of average net assets of the Fund. The Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be approxi-mately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets di-rectly in portfolio securities. Fund and Portfolio expenses are discussed below under the headings Management of the Trust and the Portfolio, and Shareholder Servicing.

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases*........................................... None
Sales Load Imposed on Reinvested Dividends................................. None
Deferred Sales Load........................................................ None
Redemption Fees............................................................ None
Exchange Fees.............................................................. None

-------
* Certain Eligible Institutions (defined below) may impose fees in connection with the purchase of the Fund's shares through such institutions.

EXPENSE TABLE

ANNUAL OPERATING EXPENSES*

Advisory Fees............................................................. 0.30%
Rule 12b-1 Fees...........................................................  None
Other Expenses (after expense reimbursement).............................. 0.20%
                                                                           -----
Total Operating Expenses (after expense reimbursement).................... 0.50%
                                                                           =====

* Fees and expenses are expressed as a percentage of the average net assets of the Fund after expense reimbursements for the fiscal year ended August 31, 1997 and through December 31, 1998. See Management of the Trust and the Portfolio. Without reimbursements, Other Expenses and Total Operating Expenses for the Fund would be equal to 0.26% and 0.56% respectively, for the most recently completed fiscal year.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

1 Year...................................................................... $ 5
3 Years..................................................................... $16
5 Years..................................................................... $28
10 Years.................................................................... $63

The above expense table is designed to assist investors in understanding the various direct and indirect costs and expenses that investors in the Fund bear. The fees and expenses included in Other Expenses are the fees paid to Morgan under the Administrative Services Agreements and the Shareholder Ser-vicing Agreement, organization expenses, the fees paid to Pierpont Group, Inc. under the Fund Services Agreements, the fees paid to FDI under the Co-Adminis-tration Agreements, the fees paid to State Street Bank and Trust Company as custodian and transfer agent, and other usual and customary expenses of the Fund and the Portfolio. For a more detailed description of contractual fee ar-rangements, including expense reimbursements, see Management of the Trust and the Portfolio and Shareholder Servicing. In connection with the above example, please note that $1,000 is less than the Fund's minimum investment requirement and that there are no redemption or exchange fees of any kind. See Purchase of Shares and Redemption of Shares. THE EXAMPLE IS HYPOTHETICAL; IT IS INCLUDED SOLELY FOR ILLUSTRATIVE PURPOSES. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE; ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following selected data for a share outstanding for the indicated periods should be read in conjunction with the financial statements and related notes which are contained in the Fund's annual report and are incorporated by refer-ence into the Statement of Additional Information. The following selected data have been audited by independent accountants. The Fund's annual report includes a discussion of those factors, strategies and techniques that materially af-fected the Fund's performance during the period of the report, as well as cer-tain related information. A copy of the Fund's annual report will be made available without charge upon request.

                                                                  FOR THE PERIOD
                                FOR THE FISCAL YEAR               JULY 12, 1993
                                 ENDED AUGUST 31,                 (COMMENCEMENT
                         ---------------------------------------  OF OPERATIONS) TO
                           1997         1996     1995     1994    AUGUST 31, 1993
                         --------     --------  -------  -------  -----------------
Net Asset Value,
 Beginning of Period.... $   9.92     $  10.01  $  9.75  $ 10.07       $10.00
                         --------     --------  -------  -------       ------
Income from Investment
 Operations:
Net Investment Income...     0.48         0.48     0.49     0.48         0.06
Net Realized and
 Unrealized Gain (Loss)
 on Investment..........     0.20        (0.07)    0.26    (0.32)        0.07
                         --------     --------  -------  -------       ------
Total from Investment
 Operations.............     0.68         0.41     0.75     0.16         0.13
                         --------     --------  -------  -------       ------
Less Distributions to
 Shareholders from:
Net Investment Income...    (0.48)       (0.48)   (0.49)   (0.48)       (0.06)
Net Realized Gain.......    (0.00)(a)    (0.02)     --       --           --
                         --------     --------  -------  -------       ------
Total Distributions to
 Shareholders...........    (0.48)       (0.50)   (0.49)   (0.48)       (0.06)
                         --------     --------  -------  -------       ------
Net Asset Value, End of
 Period................. $  10.12     $   9.92  $ 10.01  $  9.75       $10.07
                         ========     ========  =======  =======       ======
Total Return............     7.06%        4.13%    8.00%    1.61%        1.39%(b)
                         ========     ========  =======  =======       ======
Ratios and Supplemental
 Data:
Net Assets, End of
 Period (in thousands).. $201,614     $121,131  $59,867  $16,415       $  --+
Ratios to Average Net
 Assets:
Expenses................     0.50%        0.50%    0.50%    0.50%         --
Net Investment Income...     4.83%        4.82%    5.09%    4.70%        3.56%(c)
Decrease Reflected in
 Expense Ratio due to
 Expense Reimbursement .     0.06%        0.10%    0.21%    1.48%        2.50%(c)

-------

(a)Less than $0.0001.

(b) Not annualized.

(c) Annualized.
 +  Net assets at August 31, 1993 were $202.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

Unlike other mutual funds which directly acquire and manage their own portfo-lio of securities, the Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. The investment objective of the Fund or Portfolio may be changed only with the approval of the holders of the out-standing shares of the Fund and the Portfolio. The master-feeder investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.

In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concern-ing other holders of interests in the Portfolio is available from Morgan at
(800) 766-7722.

The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trust-ees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same in-vestment objective and restrictions as the Fund or the retaining of an invest-ment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

Certain changes in the Portfolio's investment objective, policies or restric-tions, or a failure by the Fund's shareholders to approve a change in the Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribu-tion) from the Portfolio which may or may not be readily marketable. The dis-tribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder re-demption requests, such as borrowing.

Smaller funds investing in the Portfolio may be materially affected by the ac-tions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns. Addition-ally, because the Portfolio would become smaller, it may become less diversi-fied, resulting in potentially increased portfolio risk (however, these possi-bilities also exist for traditionally structured funds which have large or in-stitutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting con-trol of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another in-vestor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no effect on the outcome of such matters.

For more information about the Portfolio's investment objective, policies and restrictions, see Investment Objective and Policies, Additional Investment In-formation and Risk Factors and Investment Restrictions. For more information about the Portfolio's management and expenses, see Management of the Trust and the Portfolio. For more information about changing the investment objective, policies and restrictions of the Fund or the Portfolio, see Investment Re-strictions.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund and the Portfolio is described below, to-gether with the policies they employ in their efforts to achieve this objec-tive. Additional information about the investment policies of the Fund and the Portfolio appears in the Statement of Additional Information under Investment Objectives and Policies. There can be no assurance that the investment objec-tive of the Fund or the Portfolio will be achieved.

The Fund's investment objective is to provide a high level of current income exempt from federal income tax consistent with moderate risk of capital and maintenance of liquidity. See Taxes. The Fund attempts to achieve its invest-ment objective by investing all of its investable assets in The Tax Exempt Bond Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

The Fund is designed for investors who seek tax exempt yields greater than those generally available from a portfolio of short term tax exempt obligations and who are willing to incur the greater price fluctuation of longer-term in-struments.

The Portfolio attempts to achieve its investment objective by investing primar-ily in municipal securities which earn interest exempt from federal income tax in the opinion of bond counsel for the issuer. During normal market conditions, the Portfolio will invest at least 80% of its net assets in tax exempt obliga-tions. Interest on these securities may be subject to state and local taxes. For more detailed information regarding tax matters, including the applicabil-ity of the alternative minimum tax, see Taxes.

Morgan believes that based upon current market conditions, the Portfolio will consist of a portfolio of securities with a duration of four to seven years. In view of the duration of the Portfolio, under normal market conditions, the Fund's yield can be expected to be higher and its net asset value less stable than those of a money market fund. Duration is a measure of the weighted aver-age maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. The maturities of the individual securities in the Portfolio may vary widely, however, as Morgan adjusts the Portfolio's holdings of long-term and short-term debt securities to reflect its assessment of prospective changes in interest rates, which may adversely affect current income.

The Portfolio intends to manage its portfolio actively in pursuit of its in-vestment objective. Portfolio transactions are undertaken principally to accom-plish the Portfolio's objective in relation to expected movements in the gen-eral level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See Taxes below. The portfolio turnover rate for the Portfolio for the fiscal year ended August 31, 1997 was 25%.

The value of the Portfolio's investments will generally fluctuate inversely with changes in prevailing interest rates. The value of the Portfolio's invest-ments will also be affected by changes in the creditworthiness of issuers and other market factors. The quality criteria applied in the selection of portfo-lio securities are intended to minimize adverse price changes due to credit considerations. The value of the Portfolio's municipal securities can also be affected by market reaction to legislative consideration of various tax reform proposals. Although the net asset value of Portfolio fluctuates, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

MUNICIPAL BONDS. The Portfolio may invest in bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumen-talities.

These obligations may be general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue bonds payable from specific revenue sourc-es, but not generally backed by the issuer's taxing power. These include indus-trial development bonds where payment is the responsibility of the private in-dustrial user of the facility financed by the bonds. The Portfolio may invest more than 25% of its assets in industrial development bonds, but may not invest more than 25% of its assets in industrial development bonds in projects of similar type or in the same state.

MONEY MARKET INSTRUMENTS. The Portfolio may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed by agreements be-tween the municipal issuer and Morgan acting as agent, for no additional fee, in its capacity as Advisor to the Portfolio and as fiduciary for other cli-ents. Although master demand obligations are not marketable to third parties, the Portfolio considers them to be liquid because they are payable on demand. For more information about municipal notes, see Investment Objectives and Pol-icies in the Statement of Additional Information.

The Portfolio will invest in money market instruments that meet the quality requirements described below except that short-term municipal obligations of New York State issuers may be rated MIG-2 by Moody's or SP-2 by Standard & Poor's. Under normal circumstances, the Portfolio will purchase these securi-ties to invest temporary cash balances or to maintain liquidity to meet with-drawals. However, the Portfolio may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

QUALITY INFORMATION. It is the current policy of the Portfolio that under nor-mal circumstances at least 90% of total assets will consist of securities that at the time of purchase are rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("Stan-dard & Poor's"). The remaining 10% of total assets may be invested in securi-ties that are rated B or better by Moody's or Standard & Poor's. In each case, the Portfolio may invest in securities which are unrated if in the Advisor's opinion such securities are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba or B by Moody's and BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the in-vestment later declines, the Portfolio may continue to hold the investment.

In certain circumstances, the Portfolio may also invest up to 20% of the value of its total assets in taxable securities. In addition, the Portfolio may pur-chase municipal obligations together with puts, securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agree-ments, purchase synthetic variable rate instruments, loan its portfolio secu-rities, purchase certain privately placed securities and enter into certain hedging transactions that may involve options on securities and securities in-dexes, futures contracts and options futures contracts. For a discussion of these transactions, see Additional Investment Information and Risk Factors.

ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Portfolio, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of princi-pal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securi-ties, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term cor-porate and industry developments to a greater extent than higher quality secu-rities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Portfolio invests in such lower quality securi-ties, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securi-ties, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Portfolio's portfolio secu-rities for purposes of determining the Fund's net asset value. See Appendix A in the Statement of Additional Information for more detailed information on these ratings.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase secu-rities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluc-tuation during this period and for fixed income investments no interest ac-crues to the Portfolio until settlement. At the time of settlement a when-is-sued security may be valued at less than its purchase price. The Portfolio maintains with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Port-folio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments.

REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement trans-actions with brokers, dealers or banks that meet the credit guidelines estab-lished by the Portfolio's Trustees. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with re-spect to the seller, the Portfolio's realization upon the disposition of col-lateral may be delayed or limited. Investments in certain repurchase agree-ments and certain other investments which may be considered illiquid are lim-ited. See Illiquid Investments; Privately Placed and other Unregistered Secu-rities below.

LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities in an amount up to 33 1/3% of the value of the Portfolio's net assets. The Portfolio may lend its securi-ties if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any in-come accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will con-sider all facts and circumstances, including the creditworthiness of the bor-rowing financial institution, and the Portfolio will not make any loans in ex-cess of one year.

Loans of portfolio securities may be considered extensions of credit by the Portfolio. The risks to the Portfolio with respect to borrowers of its portfo-lio securities are similar to the risks to the Portfolio with respect to sell-ers in repurchase agreement transactions. See Repurchase Agreements above. The Portfolio will not lend its securities to any officer, Trustee, Director, em-ployee or other affiliate of the Portfolio, the Advisor or the Distributor, unless otherwise permitted by applicable law.

REVERSE REPURCHASE AGREEMENTS. The Portfolio is permitted to enter into re-verse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agree-ment. For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), it is considered a form of borrowing by the Portfolio and, there-fore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. For more information, see Investment Objectives and Policies in the Statement of Additional Information.

TAXABLE INVESTMENTS. The Portfolio attempts to invest its assets in tax exempt municipal securities; however, under certain circumstances the Portfolio is permitted to invest up to 20% of the value of its total assets in securities, the interest income on which may be subject to federal, state or local income taxes. The Portfolio may make taxable investments pending investment of pro-ceeds from sales of its interests or portfolio securities, pending settlement of purchases of portfolio securities, to maintain liquidity or when it is ad-visable in Morgan's opinion because of adverse market conditions. The Portfo-lio will invest in taxable securities only if there are no tax exempt securi-ties available for purchase or if the expected return from an investment in taxable securities exceeds the expected return on available tax exempt securi-ties. In abnormal market conditions, if, in the judgment of Morgan, tax exempt securities satisfying the Portfolio's investment objective may not be pur-chased, the Portfolio may, for defensive purposes only, temporarily invest more than 20% of its net assets in debt securities the interest on which is subject to federal, state or local income taxes. The taxable investments per-mitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements and other debt securities which meet the Portfolio's quality re-quirements. See Taxes.

PUTS. The Portfolio may purchase without limit municipal bonds or notes to-gether with the right to resell them at an agreed price or yield within a specified period prior to maturity. This right to resell is known as a put. The aggregate price paid for securities with puts may be higher than the price which otherwise would be paid. Consistent with the investment objective of the Portfolio and subject to the supervision of the Trustees, the purpose of this practice is to permit the Portfolio to be fully invested in tax exempt securi-ties while maintaining the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large withdrawals, to purchase at a later date securities other than those subject to the put and to facilitate Morgan's ability to manage the Portfolio actively. The principal risk of puts is that the put writer may default on its obligation to repurchase. Morgan will moni-tor each writer's ability to meet its obligations under puts.

The amortized cost method is used by the Portfolio to value all municipal se-curities with maturities of less than 60 days; when these securities are sub-ject to puts separate from the underlying securities, no value is assigned to the puts. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires. See the Statement of Addi-tional Information for the valuation procedure if the Portfolio were to invest in municipal securities with maturities of 60 days or more that are subject to separate puts.

SYNTHETIC VARIABLE RATE INSTRUMENTS. The Portfolio may invest in certain syn-thetic variable rate instruments. Such instruments generally involve the de-posit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. Mor-gan will review the structure of synthetic variable rate instruments to iden-tify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Portfolio will be that of holding the long-term bond.

ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Portfolio may not acquire any illiquid securities if, as a result thereof, more than 15% of the Portfolio's net assets would be in illiquid investments.

Subject to this non-fundamental policy limitation, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as private place-ments or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or re-ceives upon resale may be lower than the price paid or received for similar se-curities with a more liquid market. Accordingly the valuation of these securi-ties will reflect any limitations on their liquidity.

The Portfolio may also purchase Rule 144A securities sold to institutional in-vestors without registration under the 1933 Act. These securities may be deter-mined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementa-tion of these guidelines on a periodic basis.

FUTURES AND OPTIONS TRANSACTIONS. The Portfolio is permitted to enter into the futures and options transactions described in the Appendix to this Prospectus for hedging purposes.

INVESTMENT RESTRICTIONS

As a diversified investment company, 75% of the assets of the Portfolio are subject to the following fundamental limitations: (a) the Portfolio may not in-vest more than 5% of its total assets in the securities of any one issuer, ex-cept U.S. government securities, and (b) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer.

The investment objective of the Fund and the Portfolio, together with the in-vestment restrictions described below and in the Statement of Additional Infor-mation, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Fund and the Portfolio. The Fund has the same invest-ment restrictions as the Portfolio, except that the Fund may invest all of its investable assets in another open-end investment company with the same invest-ment objective and restrictions (such as the Portfolio). References below to the Portfolio's investment restrictions also include the Fund's investment re-strictions.

The Portfolio may not (i) borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Port-folio's total assets, taken at cost at the time of borrowing, or purchase secu-rities while borrowings exceed 5% of its total assets; or mortgage, pledge or hypothecate any assets except in connection with any such borrowings in amounts up to 10% of the value of the Portfolio's net assets at the time of borrowing; or (ii) acquire industrial revenue bonds if as a result more than 5% of the Portfolio's total assets would be invested in industrial revenue bonds where payment of principal and interest is the responsibility of companies with fewer than three years of operating history.

For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see Investment Restric-tions in the Statement of Additional Information.

MANAGEMENT OF THE TRUST AND THE PORTFOLIO

TRUSTEES. Pursuant to the Declarations of Trust for the Trust and for the Port-folio, the Trustees decide upon matters of general policy and review the ac-tions of the Advisor and other service providers. The Trustees of the Trust and of the Portfolio are identified below.

Frederick S. Addy................... Former Executive Vice President and Chief
                                     Financial Officer, Amoco Corporation
William G. Burns.................... Former Vice Chairman of the Board and Chief
                                     Financial Officer, NYNEX Corporation
Arthur C. Eschenlauer............... Former Senior Vice President, Morgan
                                     Guaranty Trust Company of New York
Matthew Healey...................... Chairman and Chief Executive Officer;
                                     Chairman, Pierpont Group, Inc.
Michael P. Mallardi................. Former Senior Vice President, Capital
                                     Cities/ABC, Inc. and President, Broadcast
                                     Group

A majority of the disinterested Trustees have adopted written procedures rea-sonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Portfolio and the J.P. Morgan Funds, up to and including creating a separate board of trust-ees. See Trustees and Officers in the Statement of Additional Information for more information about the Trustees and Officers of the Fund and the Portfolio.

The Portfolio and the Trust have each entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's and the Trust's affairs. The fees to be paid under the agreements approximate the reasonable cost of Pier-pont Group, Inc. in providing these services to the Trust, the Portfolio and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. Pierpont Group, Inc. was organized in 1989 at the re-quest of the Trustees of The Pierpont Family of Funds for the purpose of pro-viding these services at cost to those funds. See Trustees and Officers in the Statement of Additional Information. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

ADVISOR. The Fund has not retained the services of an investment adviser be-cause the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has retained the services of Morgan as Investment Advisor. Morgan, with principal offices at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through the Advisor and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as in-vestment adviser to individual and institutional clients with combined assets under management of over $240 billion. Morgan provides investment advice and portfolio management services to the Portfolio. Subject to the supervision of the Portfolio's Trustees, Morgan makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. See Investment Advisor in the Statement of Additional Information.

Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. For fixed income portfolios, this process focuses on the systematic analysis of real interest rates, sector diversification and quanti-tative and credit analysis. Morgan has managed portfolios of domestic fixed in-come securities on behalf of its clients for over fifty years. The portfolio managers making investments in domestic fixed income securities work in con-junction with fixed income, credit, capital market and economic research ana-lysts, as well as traders and administrative officers.

The following persons are primarily responsible for the day-to-day management and implementation of Morgan's process for the Portfolio and its predecessor entity (the inception date of each person's responsibility for the Portfolio (or its predecessor) and his or her business experience for the past five years is indicated parenthetically): Robert Meiselais, Vice President (since January, 1992, employed by Morgan since prior to 1992) and Elaine Young, Vice President (since July, 1997, employed by Morgan since August 1994).

As compensation for the services rendered and related expenses borne by Morgan under the Investment Advisory Agreement with the Portfolio, the Portfolio has agreed to pay Morgan a fee, which is computed daily and may be paid monthly, at the annual rate of 0.30% of the Portfolio's average daily net assets.

Under separate agreements, Morgan also provides administrative and related services to the Fund and the Portfolio and shareholder services to sharehold-ers of the Fund. See Administrative Services Agent and Shareholder Servicing below. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK OR ANY OTHER BANK.

CO-ADMINISTRATOR. Pursuant to Co-Administration Agreements with the Trust and the Portfolio, FDI serves as the Co-Administrator for the Fund and the Portfo-lio. FDI (i) provides office space, equipment and clerical personnel for main-taining the organization and books and records of the Fund and the Portfolio;
(ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators;
(iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees and in-vestors; and (vi) maintains related books and records. See Administrative Services Agent below.

For their services under the Co-Administration Agreements, each of the Fund and the Portfolio, has agreed to pay FDI fees equal to an allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or the Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust and certain other regis-tered investment companies subject to similar agreements with FDI.

ADMINISTRATIVE SERVICES AGENT. Pursuant to Administrative Services Agreements with the Trust and the Portfolio, Morgan provides certain administrative and related services to the Fund and the Portfolio, including services related to tax compliance, preparation of financial statements, calculation of perfor-mance data, oversight of service providers and certain regulatory and Board of Trustees matters.

Under the Administrative Services Agreements, each of the Fund and the Portfo-lio has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Portfolio, the other portfolios in which series of the Trust or the J.P. Morgan Funds invest and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their ag-gregate average daily net assets and 0.04% of such aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI.

DISTRIBUTOR. FDI, a registered broker-dealer, also serves as the Distributor of shares of the Fund and as exclusive placement agent for the Portfolio, FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Mas-sachusetts 02109.

CUSTODIAN. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Fund's and the Portfolio's custodian and fund accounting and transfer agent and the Fund's dividend dis-bursing agent. State Street also keeps the books of account for the Fund and the Portfolio.

EXPENSES. In addition to the fees payable to Morgan, FDI and Pierpont Group, Inc. under the various agreements discussed under Trustees, Advisor, Co-Admin-istrator and Administrative Services Agent above and Shareholder Servicing be-low, the Fund and the Portfolio are responsible for usual and customary ex-penses associated with their respective operations. Such expenses include or-ganization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Fund or the Portfolio. For the Fund, such expenses also include transfer, registrar and dividend disbursement costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and registration fees under state securities laws. For the Portfolio, such expenses also include custodian fees and brokerage expenses.

Morgan has agreed that it will reimburse the Fund through at least December 31, 1998 to the extent necessary to maintain the Fund's total operating expenses (which includes expenses of the Fund and the Portfolio) at the annual rate of 0.50% of the Fund's average daily net assets. This limit does not cover ex-traordinary expenses during the period. There is no assurance that Morgan will continue this waiver beyond the specified period.

SHAREHOLDER SERVICING

Pursuant to a Shareholder Servicing Agreement with the Trust, Morgan acts as shareholder servicing agent for its customers and other Fund investors who are customers of an eligible institution which is a customer of Morgan (an "Eligi-ble Institution"). The Fund pays Morgan for these services at an annual rate (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent) of 0.075% of the Fund's average daily net assets. Under the terms of the Shareholder Servicing Agreement with the Fund, Morgan may delegate one or more of its responsibilities to other entities at Morgan's expense.

The Fund's shares may be sold to or through Eligible Institutions, including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Fund. See Eligible Institutions. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

Shareholders should address all inquiries to J.P. Morgan Funds Services, Morgan Guaranty Trust Company of New York, 522 Fifth Avenue, New York, New York 10036 or call (800) 766-7722.

The business days of the Fund and the Portfolio are the days the New York Stock Exchange is open.

PURCHASE OF SHARES

METHOD OF PURCHASE. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any in-structions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distribu-tor. Investors must be customers of either Morgan or of an Eligible Institution or participants in employer-sponsored retirement plans that have designated the Fund as an investment option for the plans. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becom-ing a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to deter-mine the purchase orders that it will accept.

The Fund requires a minimum initial investment of $5 million and a minimum sub-sequent investment of $25,000. These minimum investment requirements may be waived for certain investors, including investors for whom the Advisor is a fi-duciary, who maintain related accounts with the Fund, other J.P. Morgan Insti-tutional Funds or the Advisor, who make investments for a group of clients, such as financial advisors, trust companies and investment advisors, or who maintain retirement accounts with the Funds.

PURCHASE PRICE AND SETTLEMENT. The Fund's shares are sold on a continuous basis without a sales charge at the net asset value per share next determined after receipt of an order. Prospective investors may purchase shares with the assis-tance of an Eligible Institution that may establish its own terms, conditions and charges.

To purchase shares in the Fund, investors should request their Morgan represen-tative (or a representative of their Eligible Institution) to assist them in placing a purchase order with the Fund's Distributor. Any shareholder may also call J.P. Morgan Funds Services at (800) 766-7722 for assistance in placing an order for Fund shares. If the Fund or its agent receives a purchase order prior to 4:00 P.M. New York time on any business day, the purchase of Fund shares is effective and is made at the net asset value de-termined that day. If the Fund or its agent receives a purchase order after 4:00 P.M. New York time, the purchase is effective and is made at net asset value determined on the next business day. All purchase orders for Fund shares must be accompanied by instructions to Morgan (or an Eligible Institution) to transfer immediately available funds to the Fund's Distributor on settlement date. The settlement date is generally the business day after the purchase is effective. The purchaser will begin to receive the daily dividends on the set-tlement date. See Dividends and Distributions.

ELIGIBLE INSTITUTIONS. The services provided by Eligible Institutions may in-clude establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub- accounting, answering client inquiries regarding the Trust, assisting cli-ents in changing dividend options, account designations and addresses, provid-ing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Eligible Institution, transmitting proxy state-ments, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabu-lating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the Eligible Institution's clients may reasonably request and agree upon with the Eligible Institution. Although there is no sales charge levied directly by the Fund, Eligible Institutions may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Eligible Institutions but in all cases will be retained by the Eligible Institution and not remitted to the Fund or Morgan.

REDEMPTION OF SHARES

METHOD OF REDEMPTION. To redeem shares in the Fund, an investor may instruct Morgan or his or her Eligible Institution, as appropriate, to submit a redemp-tion request to the Fund or may telephone J.P. Morgan Funds Services directly at (800) 766-7722 and give the Shareholder Service Representative a preassigned shareholder Personal Identification Number and the amount of the redemption. The Fund executes effective redemption requests at the next determined net as-set value per share. See Net Asset Value. See Additional Information below for an explanation of the telephone redemption policy of the J.P. Morgan Institu-tional Funds.

A redemption request received by the Fund or its agent prior to 4:00 P.M. New York time is effective on that day. A redemption request received after that time becomes effective on the next business day. Proceeds of an effective re-demption are generally deposited on settlement date in immediately available funds to the shareholder's account at Morgan or at his Eligible Institution or, in the case of certain Morgan customers, are mailed by check or wire trans-ferred in accordance with the customer's instructions. The redeemer will con-tinue to receive dividends on these shares through the day before the settle-ment date. Settlement date is generally the next business day after a redemp-tion is effective and, subject to Further Redemption Information below, in any event is within seven days. See Dividends and Distributions.

MANDATORY REDEMPTION BY THE FUND. If the value of a shareholder's holdings in the Fund falls below the applicable minimum initial investment amount for more than 30 days because of a redemption of shares, the Fund may redeem the remain-ing shares in the account 60 days after written notice to the shareholder un-less the account is increased to the minimum investment amount or more.

FURTHER REDEMPTION INFORMATION. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the sharehold-er's taxpayer identification number and address. As discussed under Taxes be-low, the Fund may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption proceeds when non-corporate in-vestors have not provided a certified taxpayer identification number. In addi-tion, if a shareholder sends a check for the purchase of Fund shares and shares are purchased before the check has cleared, the transmittal of redemption pro-ceeds from the shares will occur upon clearance of the check which may take up to 15 days.

The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other pe-riods as the 1940 Act or the Securities and Exchange Commission may permit. See Redemption of Shares in the Statement of Additional Information.

EXCHANGE OF SHARES

An investor may exchange shares from the Fund into any J.P. Morgan Institu-tional Fund or J.P. Morgan Fund or series of J.P. Morgan Series Trust without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the pro-spectus of the fund into which they are exchanging and may only exchange be-tween fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and pur-chases of another fund and the usual purchase and redemption procedures and re-quirements are applicable to exchanges. See Purchase of Shares and Redemption of Shares in this Prospectus and in the prospectuses for the other J.P. Morgan Institutional Funds, J.P. Morgan Funds and J.P. Morgan Series Trust. See also Additional Information below for an explanation of the telephone exchange pol-icy of the J.P. Morgan Institutional Funds.

Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time. For investors in certain states, state securi-ties laws may restrict the availability of the exchange privilege.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income. The net investment income of the Fund is declared as a dividend daily immedi-ately prior to the determination of the net asset value of the Fund on that day and paid monthly. If an investor's shares are redeemed during a month, accrued but unpaid dividends are paid with the redemption proceeds. The net investment income of the Fund for dividend purposes consists of its pro rata share of the net income of the Portfolio less the Fund's expenses. Expenses of the Fund and the Portfolio, including the fees payable to Morgan, are accrued daily. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.

Substantially all the realized net capital gains, if any, of the Fund are de-clared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his Eligible Institution or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

NET ASSET VALUE

Net asset value per share for the Fund is determined by subtracting from the value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities and dividing the re-mainder by the number of its outstanding shares, rounded to the nearest cent. Expenses, including the fees payable to Morgan, are accrued daily. See Net As-set Value in the Statement of Additional Information for information on valua-tion of portfolio securities for the Portfolio.

The Fund computes its net asset value once daily at 4:15 P.M. New York time on Monday through Friday, except that the net asset value is not computed for the Fund on the holidays listed under Net Asset Value in the Statement of Addi-tional Information.

ORGANIZATION

The Trust was organized on November 4, 1992 as an unincorporated business trust under Massachusetts law and is an entity commonly known as a "Massachusetts business trust". The Declaration of Trust permits the Trustees to issue an un-limited number of full and fractional shares ($0.001 par value) of one or more series. To date, 25 series of shares have been authorized and are available for sale to the public. Only shares of the Fund are offered through this Prospec-tus. No series of shares has any preference over any other series of shares. See Massachusetts Trust in the Statement of Additional Information.

The Declaration of Trust for the Trust provides that no Trustee, shareholder, officer, employee, or agent of the Fund shall be held to any personal liabili-ty, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Fund, but that the Trust property only shall be liable.

Shareholders of the Fund are entitled to one vote for each share and to the ap-propriate fractional vote for each fractional share. There is no cumulative voting. Shares have no preemptive or conversion rights. Shares are fully paid and non- assessable by the Fund. The Trust does not intend to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for ac-tion by shareholder vote as may be required by either the 1940 Act or the Dec-laration of Trust. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of ten per-cent of Trust shares and will assist shareholders in communicating with each other as prescribed in Section 16(c) of the 1940 Act. For further organization information, including certain shareholder rights, see Description of Shares in the Statement of Additional Information.

The Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that nei-ther the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

TAXES

The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Prospectus. These laws and regulations are sub-ject to change by legislative or administrative action. Investors are urged to consult their own tax advisors with respect to specific questions as to feder-al, state or local taxes. See Taxes in the Statement of Additional Information. Annual statements as to the current federal tax status of distributions, if ap-plicable, are mailed to shareholders after the end of the taxable year for the Fund.

The Trust intends that the Fund will continue to qualify as a separate regu-lated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. For the Fund to qualify as a regulated investment company, the Portfolio, in addition to other requirements, limits its investments so that at the close of each quarter of its taxable year (a) no more than 25% of its total assets are invested in the securities of any one issuer, except U.S. Government securities, and (b) with regard to 50% to its total assets, no more than 5% of its total assets are invested in the securities of a single issuer, except U.S. Government securities. As a regulated investment company, the Fund should not be subject to federal income taxes or federal excise taxes if sub-stantially all of its net investment income and capital gains less any available capital loss carryforwards are distributed to shareholders within al-lowable time limits. The Portfolio intends to qualify as an association treated as a partnership for federal income tax purposes. As such, the Portfolio should not be subject to tax. The Fund's status as a regulated investment company is dependent on, among other things, the Portfolio's continued qualification as a partnership for federal income tax purposes.

If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

The Fund intends to qualify to pay exempt-interest dividends to its sharehold-ers by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which consists of interest received by the Fund on tax exempt securities. Exempt-in-terest dividends received from the Fund will be treated for federal income tax purposes as tax exempt interest income. In view of the Fund's investment poli-cies, it is expected that a substantial portion of the Fund's dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains and may invest limited amounts in tax-able securities under certain circumstances. See Taxable Investments.

Interest on certain tax exempt municipal obligations issued after August 7, 1986 is a preference item for purposes of the alternative minimum tax applica-ble to individuals and corporations. Under tax regulations to be issued, the portion of an exempt-interest dividend of a regulated investment company that is allocable to these obligations will be treated as a preference item for pur-poses of the alternative minimum tax.

Corporations should, however, be aware that interest on all municipal securi-ties will be included in calculating (i) adjusted current earnings for purposes of the alternative minimum tax applicable to them, (ii) the additional tax im-posed on certain corporations by the Superfund Revenue Act of 1986, and (iii) the foreign branch profits tax imposed on effectively connected earnings and profits of United States branches of foreign corporations. Furthermore, special tax provisions may apply to certain financial institutions and property and ca-sualty insurance companies, and they should consult their tax advisors before purchasing shares of the Fund.

Interest on indebtedness incurred or continued by a shareholder (whether a cor-poration or an individual) to purchase or carry shares of the Fund is not de-ductible. The Treasury has been given authority to issue regulations which would disallow the interest deduction if incurred to purchase or carry shares of the Fund owned by the taxpayer's spouse, minor child or entity controlled by the taxpayer. Entities or persons who are "substantial users" (or related per-sons) of facilities financed by tax exempt bonds should consult their tax advi-sors before purchasing shares of the Fund.

Distributions of taxable net investment income and realized net short-term cap-ital gains in excess of net long-term capital losses are taxable as ordinary income to shareholders of the Fund whether such distributions are taken in cash or reinvested in additional shares. Distributions of this type to corporate shareholders of the Fund are not eligible for the dividends-received deduction.

Distributions of net long-term capital gains in excess of net short-term capi-tal losses are taxable to shareholders of the Fund as long-term capital gains regardless of how long a shareholder has held shares in the Fund and regardless of whether taken in cash or reinvested in additional shares. Long-term capital gains distributions to corporate shareholders are not eligible for the divi-dends-received deduction. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "Act"), long-term capital gain of an individual is generally subject to a maximum rate of 28% in respect of a capital asset held directly by such individual for more than one year but not more than eighteen months, and the maximum rate is reduced to 20% in respect of a capital asset held in excess of 18 months. The Act authorizes the Treasury department to promulgate regula-tions that would apply these rules in the case of long-term capital gain dis-tributions made by the Fund.

Any distribution of capital gains will have the effect of reducing the net as-set value of Fund shares held by a shareholder by the same amount as the dis-tribution. If the net asset value of the shares is reduced below a sharehold-er's cost as a result of such a distribution, the distribution, although con-stituting a return of capital to the shareholder, will be taxable as described above.

Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with re-spect to such shares. In addition, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to these shares. See Taxes in the Statement of Addi-tional Information.

ADDITIONAL INFORMATION

The Fund sends to its shareholders annual and semi-annual reports. The finan-cial statements appearing in annual reports are audited by independent accoun-tants. Shareholders also will be sent confirmations of each purchase and re-demption and monthly statements, reflecting all other account activity, in-cluding dividends and any distributions reinvested in additional shares or credited as cash.

All shareholders are given the privilege to initiate transactions automati-cally by telephone upon opening an account. However, an investor should be aware that a transaction authorized by telephone and reasonably believed to be genuine by the Fund, Morgan, his Eligible Institution or the Distributor may subject the investor to risk of loss if such instruction is subsequently found not to be genuine. The Fund will employ reasonable procedures, including re-quiring investors to give their Personal Identification Number and tape re-cording of telephone instructions, to confirm that instructions communicated from investors by telephone are genuine; if it does not, the Fund, the Share-holder Servicing Agent or a shareholder's Eligible Institution may be liable for any losses due to unauthorized or fraudulent instructions.

The Fund may make historical performance information available and may compare its performance to other investments or relevant indexes, including data from Lipper Analytical Services, Inc., Micropal Inc., Morningstar Inc., Ibbotson Associates, the Lehman Brothers Quality Intermediate Municipal Bond Index and other industry publications. The Fund may advertise "yield" and "tax equiva-lent yield". Yield refers to the net income generated by an investment in the Fund over a stated 30-day period. This income is then annualized-i.e., the amount of income generated by the investment during the 30-day period is as-sumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also as-sumed to be reinvested at the end of the sixth 30-day period. The tax equiva-lent yield is calculated similarly to the yield for the Fund, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax equivalent to the Fund.

The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of op-erations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all re-curring fees. These methods of calculating yield and total return are required by regulations of the Securities and Exchange Commission. Yield and total re-turn data similarly calculated, unless otherwise indicated, over other speci-fied periods of time may also be used. See Performance Data in the Statement of Additional Information. All performance figures are based on historical earnings and are not intended to indicate future performance. Shareholders may obtain performance information by calling Morgan at (800) 766-7722.

APPENDIX

The Portfolio is permitted to enter into the futures and options transactions described below.

The Portfolio may (a) purchase and sell exchange traded and over-the-counter
(OTC) put and call options on fixed income securities and indexes of fixed in-come securities, (b) purchase and sell futures contracts on fixed income secu-rities and indexes of fixed income securities and (c) purchase put and call op-tions on futures contracts on fixed income securities and indexes of fixed in-come securities.

The Portfolio may use futures contracts and options for hedging purposes. The Portfolio may not use futures contracts and options for speculation.

The Portfolio may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, in-cluding buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and re-turn characteristics of the Portfolio's overall strategy in a manner deemed ap-propriate to the Advisor and consistent with the Portfolio's objective and pol-icies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Portfolio's return. While the use of these instruments by the Portfolio may reduce certain risks associated with owning its portfolio securi-ties, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Portfolio's return. Certain strategies limit the Portfolio's possibilities to realize gains as well as limiting its exposure to losses. The Portfolio could also experience losses if the prices of its options and futures positions were poorly corre-lated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Portfolio will incur transaction costs, including trading commissions and option premiums, in con-nection with its futures and options transactions and these transactions could significantly increase the Portfolio's turnover rate.

The Portfolio may purchase put and call options on securities, indexes of secu-rities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Port-folio's total assets.

OPTIONS

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Portfolio ob-tains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by al-lowing it to expire or by exercising the option. The Portfolio may also close out a put option position by entering into an offsetting transaction, if a liq-uid market exists. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises a put option on a secu-rity, it will sell the instrument underlying the option at the strike price. If the Portfolio exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the in-strument underlying the option does not fall enough to offset the cost of pur-chasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price in-creases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

SELLING (WRITING) PUT AND CALL OPTIONS. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Portfolio may seek to terminate its po-sition in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the pre-mium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium re-ceived for writing the option should offset a portion of the decline.

Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the op-tion. The characteristics of writing call options are similar to those of writ-ing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

OPTIONS ON INDEXES. The Portfolio may purchase and sell (write) put and call options on any securities index based on securities in which the Portfolio may invest. Options on securities indexes are similar to options on securities, ex-cept that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securi-ties or segment of the securities market rather than price fluctuations in a single security. The Portfolio, in purchasing or selling index options, is sub-ject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus the Portfolio may not be able to close out an option position that it has previously entered into. When the Portfolio purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Portfolio may incur additional losses if the counterparty is unable to perform.

FUTURES CONTRACTS

When the Portfolio purchases a futures contract, it agrees to purchase a speci-fied quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Portfolio sells a futures contract, it agrees to sell a specified quantity of the under-lying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Portfolio wishes to close out a particular position.

When the Portfolio purchases a futures contract, the value of the futures con-tract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the under-lying instrument, much as if it had purchased the underlying instrument direct-ly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to off-set both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Portfolio buys or sells a futures contract it will be required to deposit "initial margin" with its Custodian in a segregated account in the name of its futures broker, known as a futures commission merchant
(FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Portfolio may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Portfolio to close out its futures positions. Until it closes out a futures position, the Portfolio will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Portfolio's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

The Portfolio will segregate liquid, high quality assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

For further information about the Portfolio's use of futures and options and a more detailed discussion of associated risks, see Investment Objectives and Policies in the Statement of Additional Information.

                                        ---------------------------------------




No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust or the Distributor to make such offer in such jurisdiction.

PROS374-981

  J.P. Morgan Institutional Tax Exempt Bond Fund



  PROSPECTUS

  January 2, 1998

******************************************************************************

PROSPECTUS

J.P. Morgan Institutional International Bond Fund
60 State Street
Boston, Massachusetts 02109
For information call (800) 766-7722

J.P. Morgan Institutional International Bond Fund (the "Fund") seeks to provide a high total return, consistent with moderate risk of capital, from a portfolio of international fixed income securities. It is designed for investors who seek exposure to the international bond markets in their investment portfolios.

The Fund is a non-diversified no-load mutual fund for which there are no sales charges or exchange or redemption fees. The Fund is a series of the J.P. Morgan Institutional Funds, an open-end management investment company organized as a Massachusetts business trust (the "Trust").

UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE NON-U.S. FIXED INCOME PORTFOLIO (THE "PORTFOLIO"), A CORRESPONDING NON-DIVERSIFIED OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND INVESTS IN THE PORTFOLIO THROUGH A TWO-TIER MASTER-FEEDER INVESTMENT FUND STRUCTURE. SEE SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE ON PAGE 3.

The Portfolio is advised by Morgan Guaranty Trust Company of New York ("Morgan" or the "Advisor").

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated January 2, 1998 (as supplemented from time to time). This information is incorporated herein by reference and is available without charge upon written request from the Fund's Distributor, Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, Massachusetts 02109, Attention: J.P. Morgan Institutional Funds, or by calling (800) 221-7930.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE DATE OF THIS PROSPECTUS IS JANUARY 2, 1998

TABLE OF CONTENTS

                                                                            PAGE
Investors for Whom the Fund is Designed....................................   1
Financial Highlights.......................................................   3
Special Information Concerning Investment
 Structure.................................................................   3
Investment Objective and Policies..........................................   4
Additional Investment Information and Risk Factors.........................   6
Investment Restrictions....................................................  10
Management of the Trust and the Portfolio..................................  11
Shareholder Servicing......................................................  13

                                                                            PAGE
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  14
Exchange of Shares.........................................................  15
Dividends and Distributions................................................  15
Net Asset Value............................................................  16
Organization...............................................................  16
Taxes......................................................................  17
Additional Information.....................................................  18
Appendix................................................................... A-1

J.P. Morgan Institutional International Bond Fund

INVESTORS FOR WHOM THE FUND IS DESIGNED

The Fund is designed for investors who seek to broaden their investments by adding exposure to international bonds. The Fund seeks to achieve its investment objective by investing all of its investable assets in The Non-U.S. Fixed Income Portfolio, a non-diversified open-end management investment company having the same investment objective as the Fund. Since the investment characteristics and experience of the Fund will correspond directly with those of the Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolio. The net asset value of shares in the Fund fluctuates with changes in the value of the investments in the Portfolio.

The Portfolio may make various types of investments in seeking its objective. Among the permissible investments and investment techniques for the Portfolio are futures contracts, options and forward contracts on foreign currencies. The potential risks of investing in these derivative instruments are discussed in Additional Investment Information and Risk Factors and the Appendix. The Portfolio may also purchase certain privately placed securities. The Portfolio's investments in securities of foreign issuers, including issuers in emerging markets, involve foreign investment risks and may be more volatile and less liquid than domestic securities. For further information about these investments, see Investment Objective and Policies below.

The Fund requires a minimum initial investment of $1 million. The minimum subsequent investment is $25,000. See Purchase of Shares. If a shareholder reduces his or her investment in the Fund to less than $1 million for more than 30 days, the investment may be subject to mandatory redemption. See Redemption of Shares--Mandatory Redemption by the Fund.

This Prospectus describes the investment objective and policies, management and operation of the Fund to enable investors to decide if the Fund suits their needs. The Fund operates in a two-tier master-feeder investment fund structure. The Trustees believe that the Fund may achieve economies of scale over time by utilizing this investment structure.

The following table illustrates that investors in the Fund incur no shareholder transaction expenses; their investment in the Fund is subject only to the operating expenses set forth below for the Fund and the Portfolio, as a percentage of average net assets of the Fund. The Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Fund and Portfolio expenses are discussed below under the headings Management of the Trust and the Portfolio and Shareholder Servicing.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases*........................................... None
Sales Load Imposed on Reinvested Dividends................................. None
Deferred Sales Load........................................................ None
Redemption Fees............................................................ None
Exchange Fees.............................................................. None

-------
* Certain Eligible Institutions (defined below) may impose fees in connection with the purchase of the Fund's shares through such institutions.

EXPENSE TABLE

ANNUAL OPERATING EXPENSES*

Advisory Fees............................................................. 0.35%
Rule 12b-1 Fees........................................................... None
Other Expenses (after expense reimbursement).............................. 0.15%
                                                                           ----
Total Operating Expenses (after expense reimbursement).................... 0.50%

*Fees and expenses are expressed as a percentage of the average net assets of the Fund after expense reimbursement for the fiscal year ended September 30, 1997 through January 31, 1999. See Management of the Trust and the Portfolio. Without current reimbursements, Other Expenses and Total Operating Expenses would be equal to 2.06% and 2.41%, respectively, for the most recently com-pleted fiscal year.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

1 Year...................................................................... $ 5
3 Years..................................................................... $16
5 Years..................................................................... $28
10 Years.................................................................... $63

The above expense table is designed to assist investors in understanding the various direct and indirect costs and expenses that investors in the Fund bear. The fees and expenses included in Other Expenses are the fees paid to Morgan under the Administrative Services Agreements and the Shareholder Servicing Agreement, organization expenses, the fees paid to Pierpont Group, Inc. under the Fund Services Agreements, the fees paid to Funds Distributor, Inc. under the Co-Administration Agreements, the fees paid to State Street Bank and Trust Company as custodian and transfer agent, and other usual and customary expenses of the Fund and the Portfolio. For a more detailed description of contractual fee arrangements, including expense reimbursements, see Management of the Trust and the Portfolio and Shareholder Servicing. In connection with the above exam-ple, please note that $1,000 is less than the Fund's minimum investment re-quirement and that there are no redemption or exchange fees of any kind. See Purchase of Shares and Redemption of Shares. THE EXAMPLE IS HYPOTHETICAL; IT IS INCLUDED SOLELY FOR ILLUSTRATIVE PURPOSES. IT SHOULD NOT BE CONSIDERED A REPRE-SENTATION OF FUTURE PERFORMANCE; ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following selected data for a share outstanding for the indicated periods should be read in conjunction with the financial statements and related notes which are contained in the Fund's annual report and are incorporated by refer-ence into the Statement of Additional Information. The following selected data have been audited by independent accountants. The Fund's annual report in-cludes a discussion of those factors, strategies and techniques that materi-ally affected the Fund's performance during the period of the report, as well as certain related information. A copy of the Fund's annual report will be made available without charge upon request.

                                                                 For the Period
                                                                December 1, 1994
                           For the Fiscal     For the Fiscal     (commencement
                             Year Ended         Year Ended     of operations) to
                         September 30, 1997 September 30, 1996 September 30, 1995
                         ------------------ ------------------ ------------------
Net Asset Value,
 Beginning of Period....       $11.30            $ 11.12             $10.00
                               ------            -------             ------
Income from Investment
 Operations:
  Net Investment Income.         2.21               0.31               0.49
  Net Realized and
   Unrealized Gain on
   Investment
   and Foreign Currency
   (Loss) Allocated from
   Portfolio............        (1.11)              0.95               0.78
                               ------            -------             ------
Total from Investment
 Operations.............         1.10               1.26               1.27
                               ------            -------             ------
Less Distributions to
 Shareholders from
  Net Investment Income.        (2.78)               --               (0.15)
  Net Realized Gain.....        (0.97)             (1.08)               --
                               ------            -------             ------
Total Distributions to
 Shareholders...........        (3.75)             (1.08)             (0.15)
                               ------            -------             ------
Net Asset Value, End of
 Period.................       $ 8.65            $ 11.30             $11.12
                               ======            =======             ======
Total Return............        12.52%             12.09%             12.83%(a)
                               ======            =======             ======
Ratios and Supplemental
 Data:
  Net Assets, End of
   Period (in
   thousands)...........       $7,126            $13,310             $4,233
  Ratio to Average Net
   Assets:
    Expenses............         0.50%              0.65%              0.60%(b)
    Net Investment
     Income.............         4.88%              5.28%              5.82%(b)
    Decrease Reflected
     in Expense Ratio
     due to
     Expense
     Reimbursement......         1.91%              1.02%              1.90%(b)(c)

-------

(a)Not annualized.

(b)Annualized.

(c)After consideration of certain state limitations.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

Unlike other mutual funds which directly acquire and manage their own portfo-lio of securities, the Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. The investment objective of the Fund or Portfolio may be changed only with the approval of the holders of the out-standing shares of the Fund and the Portfolio. The master-feeder investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.

In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by invest-ors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 766-7722.

The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same invest-ment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

Certain changes in the Portfolio's investment objective, policies or restric-tions, or a failure by the Fund's shareholders to approve a change in the Port-folio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distri-bution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

Smaller funds investing in the Portfolio may be materially affected by the ac-tions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns. Addition-ally, because the Portfolio would become smaller, it may become less diversi-fied, resulting in potentially increased portfolio risk (however, these possi-bilities also exist for traditionally structured funds which have large or in-stitutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the op-eration of the Portfolio upon the withdrawal of another investor in the Portfo-
lio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting in-structions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no effect on the outcome of such matters.

For more information about the Portfolio's investment objective, policies and restrictions, see Investment Objective and Policies, Additional Investment In-formation and Risk Factors and Investment Restrictions. For more information about the Portfolio's management and expenses, see Management of the Trust and the Portfolio. For more information about changing the investment objective, policies and restrictions of the Fund or the Portfolio, see Investment Restric-tions.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund and the Portfolio is described below, together with the policies they employ in their efforts to achieve this objective. Additional information about the investment policies of the Fund and the Portfolio appears in the Statement of Additional Information under Investment Objectives and Policies. There can be no assurance that the investment objective of the Fund or the Portfolio will be achieved.

The Fund's investment objective is to provide a high total return, consistent with moderate risk of capital, from a portfolio of international fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund attempts to achieve its objective by invest-ing all of its investable assets in The Non-U.S. Fixed

Income Portfolio, a non-diversified open-end management investment company hav-ing the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing in the types of fixed income securities described below. The expected total return of a portfolio of fixed income securities may not be as high as that of a portfolio of equity securities.

The Fund is designed for investors who seek exposure to the international bond markets in their investment portfolios.

Morgan actively manages the Portfolio's allocation across countries, its dura-tion and the selection of specific securities within countries. Based on funda-mental economic and capital markets research, quantitative valuation techniques and experienced judgment, Morgan allocates the Portfolio's assets primarily among the developed countries of the world outside the United States. Morgan adjusts the Portfolio's duration in light of market conditions and the Advi-sor's interest rate outlook for the countries in which it invests. The Advisor selects securities among the broad sectors of the fixed income market includ-ing, but not limited to, debt obligations of governments and their agencies, supranational organizations, corporations and banks, taking into consideration such factors as their relative value, the likelihood of a change in credit rat-ing, and the liquidity of the issue. Under normal circumstances, the Advisor intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's assets invested in bonds of foreign issuers. These investments will be made in at least three foreign countries. For further information on international investments, see Additional Information and Risk Factors.

Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Typically, the Portfolio's duration will range between one year shorter and one year longer than the duration of the non-U.S. fixed income universe, as represented by Salomon Brothers Non-U.S. World Government Bond Index (currency hedged), the Portfolio's benchmark. Cur-rently the benchmark's duration is approximately five years. The maturities of the individual bonds in the Portfolio may vary widely, however.

The Portfolio may invest in securities denominated in foreign currencies, the U.S. dollar or multinational currency units such as the ECU. The Advisor will generally attempt to hedge the Portfolio's foreign currency exposure into the U.S. dollar. However, the Advisor may from time to time decide to keep foreign currency positions unhedged or engage in foreign currency transactions if, based on fundamental research, technical factors and the judgment of experi-enced currency managers, it believes the foreign currency exposure will benefit the Portfolio. For further information on foreign currency exchange transac-tions, see Additional Investment Information and Risk Factors.

The Portfolio intends to manage its portfolio actively in pursuit of its in-vestment objective. Portfolio transactions are undertaken principally to accom-plish the Portfolio's objective in relation to expected movements in the gen-eral level of interest rates in each country, but the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfo-lio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs. See Taxes below. The portfolio turnover rate for the fiscal year ended September 30, 1997 was 346%.

CORPORATE BONDS. The Portfolio may invest in a broad range of debt obligations of foreign issuers. These include debt securities of foreign corporations; debt obligations of foreign banks and bank holding companies; and debt obligations issued or guaranteed by supranational organizations such as the World Bank, the European Investment Bank and the Asian Development Bank. To a limited extent, the Portfolio may also invest in non-U.S. dollar denominated securities of U.S. issuers.

GOVERNMENT SECURITIES. The Portfolio may invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies, authori-ties, instrumentalities or political subdivisions including a foreign state, province or municipality.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in money market instruments of foreign or domestic issuers denominated in U.S. dollars and other curren-cies. Under normal circumstances the Portfolio will purchase these securities as a part of its management of the Portfolio's duration, to invest temporary cash balances or to maintain liquidity to meet redemptions. However, the Port-folio may also invest in money market instruments without limitation as a tem-porary defensive measure taken in the Advisor's judgment during, or in antici-pation of, adverse market conditions. For more detailed information about these money market investments, see Investment Objectives and Policies in the State-ment of Additional Information.

QUALITY INFORMATION. Under normal circumstances at least 65% of the Portfolio's total assets will consist of securities that at the time of purchase are rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's") or that are unrated and in the Advisor's opinion are of comparable quality. In the case of the remaining 35% of the Portfolio's investments, the Portfolio may purchase securities that are rated Baa or better by Moody's or BBB or better by Standard & Poor's or are unrated and in the Advisor's opinion are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment. See Appendix A in the Statement of Additional Information for more detailed information on these ratings.

NON-DIVERSIFICATION. The Portfolio is registered as a non-diversified invest-ment company which means that the Portfolio is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"), in the proportion of its as-sets that may be invested in the obligations of a single issuer. Thus, the Portfolio may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Portfolio, however, will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See Taxes below.

The Portfolio may also purchase securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its port-folio securities, purchase certain privately placed securities and enter into forward foreign currency exchange contracts. In addition, the Portfolio may use options on securities and indexes of securities, futures contracts and options on futures contracts for hedging and risk management purposes. Forward foreign currency exchange contracts, options and futures contracts are derivative in-struments. For a discussion of these investments and investment techniques, see Additional Investment Information and Risk Factors.

ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

CONVERTIBLE SECURITIES. The convertible securities in which the Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convert-ible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securi-ties on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the pur-chase commitment. The value of these securities is subject to market fluctua-tion during this period and for fixed income investments no interest accrues to the Portfolio until settlement. At the time of settlement, a when-issued secu-rity may be valued at less than its purchase price. The Portfolio maintains with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. When entering into a when-is-sued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments.

REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement trans-actions with brokers, dealers or banks that meet the credit guidelines estab-lished by the Portfolio's Trustees. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with re-spect to the seller, the Portfolio's realization upon the disposition of col-lateral may be delayed or limited. Investments in certain repurchase agree-ments and certain other investments which may be considered illiquid are lim-ited. See Illiquid Investments; Privately Placed and other Unregistered Secu-rities below.

LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities in an amount up to 33 1/3% of the value of the Portfolio's net assets. The Portfolio may lend its securi-ties if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any in-come accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will con-sider all facts and circumstances, including the creditworthiness of the bor-rowing financial institution, and the Portfolio will not make any loans in ex-cess of one year.

Loans of portfolio securities may be considered extensions of credit by the Portfolio. The risks to the Portfolio with respect to borrowers of its portfo-lio securities are similar to the risks to the Portfolio with respect to sell-ers in repurchase agreement transactions. See Repurchase Agreements above. The Portfolio will not lend its securities to any officer, Trustee, Director, em-ployee or other affiliate of the Portfolio, the Advisor or the Distributor, unless otherwise permitted by applicable law.

FOREIGN INVESTMENT INFORMATION. The Portfolio invests primarily in foreign se-curities. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domes-tic companies. Interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign invest-ments as compared to interest paid to the Portfolio by domestic companies.

Investors should realize that the value of the Portfolio's investments in for-eign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, na-tionalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depre-ciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign na-tions may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign is-suer. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected in foreign bond markets has increased in recent years, in most cases it remains appreciably below that of domestic markets. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Moreover, the settlement periods for foreign se-curities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government su-pervision and regulation of brokers, financial institutions and issuers located in foreign countries than in the United States.


Although the Portfolio invests primarily in securities of established issuers based in developed foreign countries, it may also invest in securities of is-suers in emerging markets countries. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened de-gree. These heightened risks include (i) greater risks of expropriation, con-fiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerg-ing markets issuers and the currently low or nonexistent volume of trading, re-sulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures gov-erning private or foreign investment and private property.

Since the Portfolio's investments in foreign securities involve foreign curren-cies, the value of its assets as measured in U.S. dollars may be affected fa-vorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. See Foreign Currency Exchange Trans-actions.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Portfolio buys and sells securities and receives interest in currencies other than the U.S. dollar, the Portfolio enters into foreign currency exchange transactions. The Portfolio ei-ther enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward con-tracts to purchase or sell foreign currencies. The cost of the Portfolio's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commer-cial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without com-mission. Neither spot transactions nor forward foreign currency exchange con-tracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency exchange transactions in an at-tempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Portfolio may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Portfolio would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another for-eign currency. The Portfolio will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if the Advisor ex-pects the foreign currency purchased to appreciate against the U.S. dollar.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged cur- rency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the

Portfolio to assume the risk of fluctuations in the value of the currency pur-chased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely dif-ficult, and the successful execution of a hedging strategy is highly uncertain.

REVERSE REPURCHASE AGREEMENTS. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For pur-poses of the 1940 Act, it is considered a form of borrowing by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. See Investment Restrictions for investment limitations applicable to reverse repurchase agreements and other borrowings. For more information, see Investment Objectives and Policies in the Statement of Additional Information.

ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Portfolio may not acquire any illiquid securities if, as a result thereof, more than 15% of the Portfolio's net assets would be in illiquid investments. Sub-ject to this non-fundamental policy limitation, the Portfolio may acquire in-vestments that are illiquid or have limited liquidity, such as private place-ments or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or re-ceives upon resale may be lower than the price paid or received for similar se-curities with a more liquid market. Accordingly the valuation of these securi-ties will reflect any limitations on their liquidity.

The Portfolio may also purchase Rule 144A securities sold to institutional in-vestors without registration under the 1933 Act. These securities may be deter-mined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementa-tion of these guidelines on a periodic basis.

FUTURES AND OPTIONS TRANSACTIONS. The Portfolio may (a) purchase and sell (write) exchange traded and over-the-counter put and call options on fixed in-come securities or indexes of fixed income securities, (b) purchase and sell futures contracts on indexes of fixed income securities, and (c) purchase and sell (write) put and call options on futures contracts on indexes of fixed in-come securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

The Portfolio may use futures contracts and options for hedging and risk man-agement purposes. The Portfolio may not use futures contracts and options for speculation.

The Portfolio may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Portfolio's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Portfolio's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Portfolio's return. While the use of these instruments by the Portfolio may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incor-rectly, options and futures strategies may lower the Portfolio's return. Cer-tain strategies limit the Portfolio's possibilities to realize gains as well as limiting its exposure to losses. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an il-liquid secondary market. In addition, the Portfolio will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Portfolio's turnover rate.

The Portfolio may purchase put and call options on securities, indexes of secu-rities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Port-folio's total assets. In addition, the Portfolio will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net as-set value of the Portfolio. For more detailed information about these transac-tions, see the Appendix to this Prospectus and Risk Management in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

The investment objective of the Fund and the Portfolio, together with the in-vestment restrictions described below and in the Statement of Additional Infor-mation, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Fund and the Portfolio. The Fund has the same invest-ment restrictions as the Portfolio, except that the Fund may invest all of its investable assets in another open-end investment company with the same invest-ment objective and restrictions (such as the Portfolio). References below to the Portfolio's investment restrictions also include the Fund's investment re-strictions.

The Portfolio may not purchase securities or other obligations of issuers con-ducting their principal business activity in the same industry if its invest-ments in such industry would exceed 25% of the value of the Portfolio's total assets, except this limitation shall not apply to investments in U.S. Govern-ment securities. (For the purposes of this 25% limitation, the staff of the SEC considers i) all supranational organizations as a group to be a single industry and ii) each foreign government and its political subdivisions to be a single industry.) In addition, the Portfolio may not borrow money except that the Portfolio may (a) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and (b) enter into reverse repurchase agreements for any purpose, provided that (a) and (b) in total do not exceed 33 1/3% of the Portfolio's total assets less liabilities (other than borrowings); and the Portfolio may not issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder. See Additional Investment In-formation and Risk Factors--Loans of Portfolio Securities and Reverse Repur-chase Agreements.

For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see Investment Restric-tions in the Statement of Additional Information.

MANAGEMENT OF THE TRUST AND THE PORTFOLIO

TRUSTEES. Pursuant to the Declarations of Trust for the Trust and for the Port-folio, the Trustees decide upon matters of general policy and review the ac-tions of the Advisor and other service providers. The Trustees of the Trust and of the Portfolio are identified below.

Frederick S. Addy........... Former Executive Vice President and Chief Financial
                             Officer, Amoco Corporation
William G. Burns............ Former Vice Chairman of the Board and Chief
                             Financial Officer, NYNEX Corporation
Arthur C. Eschenlauer....... Former Senior Vice President, Morgan Guaranty Trust
                             Company of New York
Matthew Healey.............. Chairman and Chief Executive Officer; Chairman,
                             Pierpont Group, Inc.
Michael P. Mallardi......... Former Senior Vice President, Capital Cities/ABC,
                             Inc. and President, Broadcast Group

A majority of the disinterested Trustees have adopted written procedures rea-sonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Portfolio and the J.P. Morgan Funds, up to and including creating a separate board of trust-ees. See Trustees and Officers in the Statement of Additional Information for more information about the Trustees and Officers of the Fund and the Portfolio.

The Portfolio and the Trust have each entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's and the Trust's affairs. The fees to be paid under the agreements approximate the reasonable cost of Pier-pont Group, Inc. in providing these services to the Trust, the Portfolio and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. Pierpont Group, Inc. was organized in 1989 at the re-quest of the Trustees of The Pierpont Family of Funds for the purpose of pro-viding these services at cost to those funds. See Trustees and Officers in the Statement of Additional Information. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

ADVISOR. The Fund has not retained the services of an investment adviser be-cause the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has retained the services of Morgan as Investment Advisor. Morgan, with principal offices at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized un-der the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through the Advisor and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients with com-bined assets under management of over $240 billion. Morgan provides investment advice and portfolio management services to the Portfolio. Subject to the su-pervision of the Portfolio's Trustees, Morgan makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. See Investment Advisor in the Statement of Additional Information.

Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. For fixed income portfolios, this process focuses on the systematic analysis of real interest rates, sector diversification, quantita-tive and credit analysis, and, for foreign fixed income securities, country se-lection. Morgan has managed portfolios of international fixed income securities on behalf of its clients since 1977. The portfolio managers making investments in international fixed income securities work in conjunction with fixed income, credit, capital market and economic research analysts, as well as traders and administrative officers.

The following persons are primarily responsible for the day-to-day management and implementation of Morgan's process for the Portfolio (the inception date of each person's responsibility for the Portfolio and his business experience for the past five years is indicated parenthetically): Dominic J. Pegler, Vice President (since April, 1996, employed by Morgan since April, 1996, previously an economist at Bank of England) and Maria Ryan, Associate (since January, 1997, employed by Morgan since prior to 1992).

As compensation for the services rendered and related expenses borne by Morgan under the Investment Advisory Agreement with the Portfolio, the Portfolio has agreed to pay Morgan a fee, which is computed daily and may be paid monthly, at the annual rate of 0.35% of the Portfolio's average daily net assets.

Under separate agreements, Morgan also provides administrative and related services to the Fund and the Portfolio and shareholder services to sharehold-ers of the Fund. See Administrative Services Agent and Shareholder Servicing below. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK OR ANY OTHER BANK.

CO-ADMINISTRATOR. Pursuant to Co-Administration Agreements with the Trust and the Portfolio, Funds Distributor, Inc. ("FDI") serves as the Co-Administrator for the Fund and the Portfolio. FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Fund and the Portfolio; (ii) provides officers for the Trust and the Port-folio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales litera-ture; (v) files Portfolio regulatory documents and mails Portfolio communica-tions to Trustees and investors; and (vi) maintains related books and records. See Administrative Services Agent below.

For its services under the Co-Administration Agreements, each of the Fund and the Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or the Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust and certain other registered investment companies subject to similar agreements with FDI.

ADMINISTRATIVE SERVICES AGENT. Pursuant to Administrative Services Agreements with the Trust and the Portfolio, Morgan provides certain administrative and related services to the Fund and the Portfolio, including services related to tax compliance, preparation of financial statements, calculation of perfor-mance data, overnight of service providers and certain regulatory and Board of Trustees matters.

Under the Administrative Services Agreements, each of the Fund and the Portfo-lio has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Portfolio, the other Portfolios in which series of the Trust or the J.P. Morgan Funds invest and J.P. Morgan Series Trust and in accordance with the following annual schedule: 0.09% on the first $7 billion of their ag-gregate average daily net assets and 0.04% of such aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI.

DISTRIBUTOR. FDI, a registered broker-dealer, also serves as the Distributor of shares of the Fund and as exclusive placement agent for the Portfolio. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Mas-sachusetts 02109.

CUSTODIAN. State Street Bank and Trust company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Fund's and the Portfolio's custodian and fund accounting and transfer Agent and the Fund's dividend dis-bursing agent. State Street also keeps the books of account for the Fund and the Portfolio.

EXPENSES. In addition to the fees payable to Morgan, FDI and Pierpont Group, Inc. under the various agreements discussed under Trustees, Advisor, Co-Admin-istrator and Administrative Services Agent above and Shareholder Servicing be-low, the Fund and the Portfolio are responsible for usual and customary ex-penses associated with their respective operations. Such expenses include or-ganization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Fund or the Portfolio. For the Fund, such expenses also include transfer, registrar and dividend disbursement costs, the expenses of printing and mailing reports, no-tices and proxy statements to Fund shareholders, and registration fees under state securities laws. For the Portfolio, such expenses also include registra-tion fees under foreign securities laws, custodian fees and brokerage expenses.

Morgan has agreed that it will reimburse the Fund through at least January 31, 1999 to the extent necessary to maintain the Fund's total operating expenses (which includes expenses of the Fund and the Portfolio) at the annual rate of 0.50% of the Fund's average daily net assets. This limit does not cover ex-traordinary expenses during the period. There is no assurance that Morgan will continue this waiver beyond the specified period.

SHAREHOLDER SERVICING

Pursuant to a Shareholder Servicing Agreement with the Trust, Morgan acts as shareholder servicing agent for its customers and other Fund investors who are customers of an eligible institution which is a customer of Morgan (an "Eligi-ble Institution"). The Fund pays Morgan for these services at an annual rate (expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent) of 0.10% of the Fund's average daily net assets. Under the terms of the Shareholder Servicing Agreement with the Fund, Morgan may delegate one or more of its responsibilities to other entities at Morgan's expense.

The Fund's shares may be sold to or through Eligible Institutions, including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Fund. See Eligible Institutions. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

Shareholders should address all inquiries to J.P. Morgan Funds Services, Morgan Guaranty Trust Company of New York, 522 Fifth Avenue, New York, New York 10036 or call (800) 766-7722.

The business days of the Fund and the Portfolio are the days the New York Stock Exchange is open.

PURCHASE OF SHARES

METHOD OF PURCHASE. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any in-structions relating to a Fund account from Morgan as agent for the customer. All purchase orders must be accepted by the Distributor. Investors must be cus-tomers of either Morgan or of an Eligible Institution or employer-sponsored re-tirement plans that have designated the Fund as an investment option for the plans. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will ac-cept.

The Fund requires a minimum initial investment of $1 million and a minimum sub-sequent investment of $25,000. These minimum investment requirements may be waived for certain investors, including investors for whom the Advisor is a fiduciary, who maintain related accounts with the Fund, other J.P. Morgan In-stitutional Funds or the Advisor, who make investments for a group of clients, such as financial advisors, trust companies and investment advisors, or who maintain retirement accounts with the Funds.

PURCHASE PRICE AND SETTLEMENT. The Fund's shares are sold on a continuous ba-sis without a sales charge at the net asset value per share next determined after receipt of an order. Prospective investors may purchase shares with the assistance of an Eligible Institution that may establish its own terms, condi-tions and charges.

To purchase shares in the Fund, investors should request their Morgan repre-sentative (or a representative of their Eligible Institution) to assist them in placing a purchase order with the Fund's Distributor. Any shareholder may also call J.P. Morgan Funds Services at (800) 766-7722 for assistance in plac-ing an order for Fund shares. If the Fund or its agent receives a purchase or-der prior to 4:00 P.M. New York time on any business day, the purchase of Fund shares is effective and is made at the net asset value determined that day. If the Fund or its agent receives a purchase order after 4:00 P.M. New York time, the purchase is effective and is made at the net asset value determined on the next business day. All purchase orders for Fund shares must be accompanied by instructions to Morgan (or an Eligible Institution) to transfer immediately available funds to the Fund's Distributor on settlement date. The settlement date is generally the business day after the purchase is effective. The pur-chaser will begin to receive the daily dividend on the settlement date. See Dividends and Distributions.

ELIGIBLE INSTITUTIONS. The services provided by Eligible Institutions may in-clude establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting cli-ents in changing dividend options, account designations and addresses, provid-ing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Eligible Institution, transmitting proxy state-ments, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabu-lating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the Eligible Institution's clients may reasonably request and agree upon with the Eligible Institution.

Although there is no sales charge levied directly by the Fund, Eligible Insti-tutions may establish their own terms and conditions for providing their serv-ices and may charge investors a transaction-based or other fee for their serv-ices. Such charges may vary among Eligible Institutions but in all cases will be retained by the Eligible Institution and not remitted to the Fund or Mor-gan.

REDEMPTION OF SHARES

METHOD OF REDEMPTION. To redeem shares in the Fund, an investor may instruct Morgan or his Eligible Institution, as appropriate, to submit a redemption re-quest to the Fund or may telephone J.P. Morgan Funds Services directly at
(800) 766-7722 and give the Shareholder Service Representative a preassigned shareholder Personal Identification Number and the amount of the redemption. The Fund executes effective redemption requests at the next determined net as-set value per share. See Net Asset Value. The redeemer will continue to re-ceive dividends on these shares through the day before the settlement date. See Additional Information below for an explanation of the telephone redemp-tion policy of the J.P. Morgan Institutional Funds.

A redemption request received by the Fund or its agent prior to 4:00 P.M. New York time is effective on that day. A redemption request received after that time becomes effective on the next business day. Proceeds of an effective re-demption are generally deposited on settlement date in immediately available funds to the shareholder's account at Morgan or at his Eligible Institution or, in the case of certain Morgan customers, are mailed by check or wire transferred in accordance with the customer's instructions. Settlement date is generally the next business day after a redemption is effective and, subject to Further Redemption Information below, in any event is within seven days. See Dividends and Distributions.

MANDATORY REDEMPTION BY THE FUND. If the value of a shareholder's holdings in the Fund falls below the applicable minimum initial investment amount of $1 million for more than 30 days because of a redemption of shares, the Fund may redeem the remaining shares 60 days after written notice to the shareholder un-less the account is increased to the Fund's minimum investment amount or more.

FURTHER REDEMPTION INFORMATION. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the sharehold-er's taxpayer identification number and address. As discussed under Taxes be-low, the Fund may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption proceeds when non-corporate in-vestors have not provided a certified taxpayer identification number. In addi-tion, if a shareholder sends a check for the purchase of Fund shares and shares are purchased before the check has cleared, the transmittal of redemption pro-ceeds from the shares will occur upon clearance of the check which may take up to 15 days.

The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other pe-riods as the 1940 Act or the Securities and Exchange Commission may permit. See Redemption of Shares in the Statement of Additional Information.

EXCHANGE OF SHARES

An investor may exchange shares from the Fund into any other J.P. Morgan Insti-tutional Fund or J.P. Morgan Fund or series of J.P. Morgan Series Trust without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the pro-spectuses of the fund into which they are exchanging and may only exchange be-tween fund accounts that are registered in the same name, address, and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and pur-chases of another fund and the usual purchase and redemption procedures and re-quirements are applicable to exchanges. See Purchase of Shares and Redemption of Shares in this Prospectus and in the prospectuses for the other J.P. Morgan Institutional Funds, J.P. Morgan Funds and J.P. Morgan Series Trust. See also Additional Information below for an explanation of the telephone exchange pol-icy of the J.P. Morgan Institutional Funds.

Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time. For investors in certain states, state securi-ties laws may restrict the availability of the exchange privilege.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income. The net investment income of the Fund is declared as a dividend daily immedi-ately prior to the determination of the net asset value of the Fund on that day and paid monthly. If an investor's shares are redeemed during a month, accrued but unpaid dividends are paid with the redemption proceeds. The net investment income for the Fund for dividend purposes consists of its pro rata share of the net income of the Portfolio less the Fund's expenses. Expenses of the Fund and the Portfolio, including the fees payable to Morgan, are accrued daily. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order through the day before the settlement date of a redemption order.

Substantially all the realized net capital gains of the Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his Eligible Institution or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

NET ASSET VALUE

Net asset value per share for the Fund is determined by subtracting from the value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities and dividing the re-mainder by the number of its outstanding shares, rounded to the nearest cent. Expenses, including the fees payable to Morgan, are accrued daily. See Net As-set Value in the Statement of Additional Information for information on valua-tion of portfolio securities for the Portfolio.

The Fund computes its net asset value once daily at 4:15 P.M. New York time on Monday through Friday, except that the net asset value is not computed for the Fund on the holidays listed under Net Asset Value in the Statement of Addi-tional Information.

ORGANIZATION

The Trust was organized on November 4, 1992 as an unincorporated business trust under Massachusetts law and is an entity commonly known as a "Massachu-setts business trust." The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series. To date, 25 series of shares have been authorized and are avail-able for sale to the public. Only shares of the Fund are offered through this Prospectus. No series of shares has any preference over any other series of shares. See Massachusetts Trust in the Statement of Additional Information.

The Declaration of Trust for the Trust provides that no Trustee, shareholder, officer, employee, or agent of the Fund shall be held to any personal liabili-ty, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Fund, but that the Trust property only shall be liable.

Shareholders of the Fund are entitled to one vote for each share and to the appropriate fractional vote for each fractional share. There is no cumulative voting. Shares have no preemptive or conversion rights. Shares are fully paid and nonassessable by the Fund. The Trust does not intend to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for ac-tion by shareholder vote as may be required by either the 1940 Act or the Dec-laration of Trust. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of ten percent of Trust shares and will assist shareholders in communicating with each other as prescribed in Section 16(c) of the 1940 Act. For further organi-zation information, including certain shareholder rights, see Description of Shares in the Statement of Additional Information.

The Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance com-pany separate accounts and common and commingled trust funds) will each be li-able for all obligations of the Portfolio. However, the risk of the Fund in-curring financial loss on account of such liability is limited to circum-stances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust be-lieve that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

TAXES

The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Prospectus. These laws and regulations are sub-ject to change by legislative or administrative action. Investors are urged to consult their own tax advisors with respect to specific questions as to feder-al, state or local taxes. See Taxes in the Statement of Additional Information. Annual statements as to the current federal tax status of distributions, if ap-plicable, are mailed to shareholders after the end of the taxable year for the Fund.

The Trust intends that the Fund will continue to qualify as a separate regu-lated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. For the Fund to qualify as a regulated investment company, the Portfolio limits its investments so that at the close of each quarter of its taxable year (a) no more than 25% of its total assets are invested in the securities of any one issuer, except U.S. Government securities, and (b) with regard to 50% of its total assets, no more than 5% of its total assets are in-vested in the securities of a single issuer, except U.S. Government securities. As a regulated investment company, the Fund should not be subject to federal income taxes or federal excise taxes if substantially all of its net investment income and capital gains less any available capital loss carryforwards are dis-tributed to shareholders within allowable time limits. The Portfolio intends to qualify as an association treated as a partnership for federal income tax pur-poses. As such, the Portfolio should not be subject to tax. The Fund's status as a regulated investment company is dependent on, among other things, the Portfolio's continued qualification as a partnership for federal income tax purposes.

If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses are taxable as ordinary income to shareholders of the Fund whether such distributions are taken in cash or re-invested in additional shares. Distributions of this type to corporate share-holders of the Fund will not qualify for the dividends- received deduction be-cause the income of the Fund will not consist of dividends paid by U.S. corpo-rations.

Distributions of net long-term capital gains in excess of net short-term capi-tal losses are taxable to shareholders of the Fund as long-term capital gains regardless of how long a shareholder has held shares in the Fund and regardless of whether taken in cash or reinvested in additional shares. Long-term capital gains distributions to corporate shareholders are not eligible for the divi-dends-received deduction. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "Act"), long-term capital gain of an individual is generally subject to a maximum rate of 28% in respect of a capital asset held directly by such individual for more than one year but not more than eighteen months, and the maximum rate is reduced to 20% in respect of a capital asset held in excess of 18 months. The Act authorizes the Treasury department to promulgate regula-tions that would apply these rules in the case of long-term capital gain dis-tributions made by the Fund.

Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is re-duced below a shareholder's cost as a result of such a distribution, the dis-tribution, although constituting a return of capital to the shareholder, will be taxable as described above.

Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term cap-ital gain or loss if the shares have been held for more than one year, and oth-erwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. See Taxes in the Statement of Additional Information.

The Fund is subject to foreign withholding taxes with respect to income re-ceived from sources within certain foreign countries. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year con-sists of securities of foreign corporations, the Fund may elect to treat any such foreign income taxes paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best inter-ests of its shareholders and will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes and gross in-come derived from sources within any foreign country or possession of the United States, if any, to be treated as paid by the shareholders. If the Fund makes the election, each shareholder will be required to include in income his proportionate share of the amount of foreign income taxes paid by the Fund and will be entitled to claim either a credit (which is subject to certain limita-tions) or, if the shareholder itemizes deductions, a deduction for his share of the foreign income taxes in computing his federal income tax liability. (No deduction will be permitted to individuals in computing their alternative min-imum tax liability.)

Distributions of foreign exchange gains resulting from certain transactions, including the sale of foreign currencies and bonds, are taxed as ordinary in-come. Consequently, the Fund's dividends may be more or less than the interest earned by the Fund. If these transactions result in reducing the Fund's net income, a portion of the dividends may be classed as a return of capital (which lowers a shareholder's tax basis).

ADDITIONAL INFORMATION

The Fund sends to its shareholders annual and semi-annual reports. The finan-cial statements appearing in annual reports are audited by independent accoun-tants. Shareholders also will be sent confirmations of each purchase and re-demption and monthly statements, reflecting all other account activity, in-cluding dividends and any distributions reinvested in additional shares or credited as cash.

All shareholders are given the privilege to initiate transactions automati-cally by telephone upon opening an account. However, an investor should be aware that a transaction authorized by telephone and reasonably believed to be genuine by the Fund, Morgan, his Eligible Institution or the Distributor may subject the investor to risk of loss if such instruction is subsequently found not to be genuine. The Fund will employ reasonable procedures, including re-quiring investors to give their Personal Identification Number and tape re-cording of telephone instructions, to confirm that instructions communicated from investors by telephone are genuine; if it does not, the Fund, the Share-holder Servicing Agent, or a shareholder's Eligible Institution may be liable for any losses due to unauthorized or fraudulent instructions.

The Fund may make historical performance information available and may compare its performance to other investments or relevant indexes, including data from Lipper Analytical Services, Inc., Micropal Inc., Morningstar Inc., Ibbotson Associates, Salomon Brothers Non-U.S. World Government Bond Index and other industry publications. The Fund may advertise "yield". Yield refers to the net income generated by an investment in the Fund over a stated 30-day period. This income is then annualized--i.e., the amount of income generated by the investment during the 30-day period is assumed to be generated each 30-day pe-riod for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period.

The Fund may also advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. These methods of calculating yield and total return are re-quired by regulations of the Securities and Exchange Commission. Yield and to-tal return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. See Performance Data in the State-ment of Additional Information. All performance figures are based on histori-cal earnings and are not intended to indicate future performance. Shareholders may obtain performance information by calling Morgan at (800) 766-7722.

APPENDIX

The Portfolio may (a) purchase and sell (write) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities or indexes of fixed income securities, (b) purchase and sell futures contracts on indexes of fixed income securities, and (c) purchase and sell (write) put and call options on futures contracts on indexes of fixed income securities. Each of these in-struments is a derivative instrument, as its value derives from the underlying asset or index.

The Portfolio may use futures contracts and options for hedging and risk man-agement purposes. See Risk Management in the Statement of Additional Informa-tion. The Portfolio may not use futures contracts and options for speculation.

OPTIONS

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Portfolio ob-tains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by al-lowing it to expire or by exercising the option. The Portfolio may also close out a put option position by entering into an offsetting transaction, if a liq-uid market exists. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises a put option on a secu-rity, it will sell the instrument underlying the option at the strike price. If the Portfolio exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the in-strument underlying the option does not fall enough to offset the cost of pur-chasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price in-creases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

SELLING (WRITING) PUT AND CALL OPTIONS. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Portfolio may seek to terminate its po-sition in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the pre-mium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium re-ceived for writing the option should offset a portion of the decline.

Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the op-tion. The characteristics of writing call options are similar to those of writ-ing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some abil-ity to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

OPTIONS ON INDEXES. The Portfolio may purchase put and call options on any se-curities index based on securities in which the Portfolio may invest. Options on securities indexes are similar to options on securities, except that the ex-ercise of securities index options is settled by cash payment and does not in-volve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Portfolio, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index be-cause the Portfolio's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus the Portfolio may not be able to close out an option position that it has previously entered into. When the Portfolio purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Portfolio may incur additional losses if the counterparty is unable to perform.

FUTURES CONTRACTS

When the Portfolio purchases a futures contract, it agrees to purchase a speci-fied quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Portfolio sells a futures contract, it agrees to sell a specified quantity of the under-lying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Portfolio wishes to close out a particular position.

When the Portfolio purchases a futures contract, the value of the futures con-tract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the under-lying instrument, much as if it had purchased the underlying instrument direct-ly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to off-set both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Portfolio buys or sells a futures contract it will be required to deposit "initial margin" with its Custodian in a segregated account in the name of its futures broker, known as a futures commission merchant
(FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Portfolio may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Portfolio to close out its futures positions. Until it closes out a futures position, the Portfolio will be obligated to continue to pay variation margin. Initial and variation margin pay-ments do not constitute purchasing on margin for purposes of the Portfolio's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

The Portfolio will segregate liquid assets in connection with its use of op-tions and futures contracts to the extent required by the staff of the Securi-ties and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are re-placed with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede port-folio management or the Portfolio's ability to meet redemption requests or other current obligations.

For further information about the Portfolio's use of futures and options and a more detailed discussion of associated risks, see Investment Objectives and Policies in the Statement of Additional Information.

                                            -----------------------------------







No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust or the Distributor to make such offer in such jurisdiction.

PROS383-981

  J.P. Morgan Institutional
  International Bond Fund





  PROSPECTUS

  January 2, 1998

******************************************************************************


                         J.P. MORGAN INSTITUTIONAL FUNDS





                 J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND
                J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND





                       STATEMENT OF ADDITIONAL INFORMATION




                                 JANUARY 2, 1998











THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED FOR THE FUND OR FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN INSTITUTIONAL FUNDS (800) 221-7930.

                              Table of Contents


                                                     Page


General  . . . . . . . . . . . . . . . . . . .        2
Investment Objectives and Policies . . . . . .        2
Investment Restrictions  . . . . . . . . . . .       16
Trustees and Officers  . . . . . . . . . . . .       19
Investment Advisor . . . . . . . . . . . . . .       23
Distributor  . . . . . . . . . . . . . . . . .       26
Co-Administrator . . . . . . . . . . . . . . .       26
Services Agent . . . . . . . . . . . . . . . .       27
Custodian and Transfer Agent . . . . . . . . .       28
Shareholder Servicing  . . . . . . . . . . . .       29
Independent Accountants  . . . . . . . . . . .       30
Expenses . . . . . . . . . . . . . . . . . . .       30
Purchase of Shares . . . . . . . . . . . . . .       30
Redemption of Shares . . . . . . . . . . . . .       31
Exchange of Shares . . . . . . . . . . . . . .       32
Dividends and Distributions  . . . . . . . . .       32
Net Asset Value  . . . . . . . . . . . . . . .       32
Performance Data . . . . . . . . . . . . . . .       33
Portfolio Transactions . . . . . . . . . . . .       35
Massachusetts Trust  . . . . . . . . . . . . .       36
Description of Shares  . . . . . . . . . . . .       37
Taxes  . . . . . . . . . . . . . . . . . . . .       39
Additional Information   . . . . . . . . . . .       43
Financial Statements . . . . . . . . . . . . .       45
Appendix A - Description of Securities
Ratings  . . . . . . . . . . . . . . . . . . .       A-46

GENERAL

         This Statement of Additional Information relates only to the J.P. Morgan Institutional Tax Exempt Bond Fund and the J.P. Morgan Institutional International Bond Fund (collectively, the "Funds"). Each of the Funds is a series of shares of beneficial interest of the J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P.Morgan Institutional Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds to enable investors to select the Funds which best suit their needs. The Funds operate through a two-tier master-feeder investment fund structure.

         This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

INVESTMENT OBJECTIVES AND POLICIES


         The following discussion supplements the information regarding the investment objective of each of the Funds and the policies to be employed to achieve this objective by their corresponding Portfolios as set forth above and in the Prospectus. The investment objective of each Fund and its corresponding Portfolio is identical. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio; similarly, references to a Portfolio also include the corresponding Fund that invests in the Portfolio unless the context requires otherwise.


         J.P. Morgan Institutional Tax Exempt Bond Fund (the "Tax Exempt Bond Fund") is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from federal income tax. The Tax Exempt Bond Fund's investment objective is to provide a high level of current income exempt from federal income tax consistent with moderate risk of capital and maintenance of liquidity. See "Taxes." The Fund attempts to achieve its investment objective by investing all of its investable assets in The Tax Exempt Bond Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Tax Exempt Bond Fund.

         The Portfolio attempts to achieve its investment objective by investing primarily in securities of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest of which is exempt from federal income tax in the opinion of bond counsel for the issuer, but it may invest up to 20% of its total assets in taxable obligations. The Tax Exempt Bond Fund seeks to maintain a current yield that is greater than that obtainable from a portfolio of short term tax exempt obligations, subject to certain quality restrictions. See "Quality and Diversification Requirements."



         The JPM Institutional International Bond Fund (the "International Bond Fund") is designed to be an economical and convenient means of making substantial investments in a broad range of international fixed income securities. The International Bond Fund's investment objective is to provide a high total return, consistent with moderate risk of capital, from a portfolio of international fixed income securities. The International Bond Fund attempts to achieve its objective by investing all of its investable assets in The Non-U.S. Fixed Income Portfolio (the "Portfolio"), a non-diversified open-end management investment company having the same investment objective as the International Bond Fund.

         The Portfolio attempts to achieve its investment objective by investing primarily in high grade, non-dollar-denominated corporate and government debt obligations of foreign issuers described in the Prospectus and this Statement of Additional Information.

         Investment Process for the Non-U.S. Fixed Income Portfolio

         Duration management: The duration decision is central to Morgan's investment process and begins with an analysis of economic conditions and real yields in the countries that make up the Portfolio's universe. Based on this analysis, fixed income portfolio managers forecast three potential paths (optimistic, pessimistic, and most likely) that interest rates in each market could follow over the next three and twelve months. These forecasts are converted into return curves that enable Morgan to estimate the risk-return profile of different portfolio durations. In each market, duration is set at its "optimal" level-that is, at the level that Morgan believes will generate the highest excess return per unit of excess risk, as measured against the Salomon Brothers World Government Bond Index.

         Country allocation: Morgan allocates the Portfolio's assets primarily among the developed countries of the world outside the United States. Country allocations are determined through an optimization procedure that ranks markets according to the risks and returns inherent in their "optimal" durations. Country weightings also reflect liquidity and credit quality considerations. To help contain risk, Morgan typically limits the country-weighted duration of the Portfolio to a range between one year shorter and one year longer than that of the benchmark.

         Sector/security selection: Holdings primarily consist of government and government-guaranteed bonds, but also include publicly and privately traded corporates, debt obligations of banks and bank holding companies and of supranational organizations, and convertible securities. Sectors are over- or under-weighted when Morgan perceives significant valuation distortions in their yield spreads. Securities are selected by the portfolio manager, with substantial input from fixed income analysts and traders as well as from Morgan's extended network of equity analysts. Credit analysts monitor the quality of current and prospective holdings and, in conjunction with the credit committee, recommend purchases and sales.


Money Market Instruments

     As discussed in the Prospectus, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

     U.S. Treasury Securities. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional U.S. Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     Foreign Government Obligations. The International Bond Fund, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."


         Bank Obligations. Each of the funds, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." Tax Exempt Bond Fund may not invest in obligations of foreign branches of foreign banks The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The International Bond Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         Commercial Paper. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York acting as agent, for no additional fee, in its capacity as investment advisor to the Portfolios and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. Each of the Funds, unless otherwise noted in the Prospectus or below, may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Funds' Trustees. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

         Each of the Funds may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectus or this Statement of Additional Information. The Tax Exempt Bond Fund may not invest in foreign bonds or asset-backed securities.

Corporate Bonds and Other Debt Securities

         As discussed in the Prospectus, the International Bond Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with their investment objectives and policies. A description of these investments appears in the Prospectus and below. See "Quality and
Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


Tax Exempt Obligations

     As discussed in the Prospectus, the Tax Exempt Bond Fund may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Funds appears in the Prospectus and below. See "Quality and Diversification Requirements."

         Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     Municipal  Notes.  Municipal notes are subdivided into three  categories of
short-term   obligations:   municipal  notes,  municipal  commercial  paper  and
municipal demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which each Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by each Fund to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

         Puts. The Tax Exempt Bond Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with each Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit each Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to each Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in each Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

         The Tax Exempt Bond Fund value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Tax Exempt Bond Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Tax Exempt Bond Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the valuation of such securities.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Tax Exempt Bond Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is each Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Trustees will review regularly the Advisor's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. In the case of the Tax Exempt Bond Fund, other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         The Trust has been advised by counsel that the Funds will be considered the owner of the securities subject to the puts so that the interest on the securities is tax exempt income to the Funds. Such advice of counsel is based on certain assumptions concerning the terms of the puts and the attendant circumstances.

Foreign Investments


         The International Bond Fund may invest in certain foreign securities. The Fund may invest in securities of foreign corporations included in Solomon Brothers Non-U.S. World Government Bond Index (currency hedge). The Fund does not expect to invest more than 5% of its total assets at the time of purchase in securities of foreign issuers.


         Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure as described in the Prospectus.

         For a description of the risks associated with investing in foreign securities, see "Additional Investment Information (Practices) and Risk Factors (Risks)" in the Prospectus.

Additional Investments

         When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         Investment Company Securities. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolios to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations.

         Reverse Repurchase Agreements. Each of the Funds, unless otherwise noted in the Prospectus or below, may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for each Fund's limitations on reverse repurchase agreements and bank borrowings.


         Loans of Portfolio Securities. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Funds in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Advisor or the Distributor, unless otherwise permitted by applicable law.



         Privately Placed and Certain Unregistered Securities. The Funds may invest in privately placed, restricted, Rule 144A or other unregistered securities as described in the Prospectus.

         As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the Securities Act of 1933, as amended (the "1933 Act"), before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

         Synthetic Instruments. The Tax Exempt Bond Fund may invest in certain synthetic variable rate instruments as described in the Prospectus. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate and
(ii) the risk to a Fund will be that of holding a long-term bond.

Quality and Diversification Requirements


         The Tax Exempt Bond Fund intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of these Funds are subject to the following fundamental limitations: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer, subject to the limitation of any applicable state securities laws or as described below. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     Although the International Bond Fund is not limited by the diversification requirements of the 1940 Act, it will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

         With respect to the Tax Exempt Bond Fund, for purposes of diversification and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which a Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions."

         Tax Exempt Bond Fund. The Tax Exempt Bond Fund invests principally in a diversified portfolio of "investment grade" tax exempt securities. On the date of investment with respect to at least 90% of its total assets, (i) municipal bonds must be rated within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa, or of Standard & Poor's, currently AAA, AA, A and BBB, (ii) municipal notes must be rated MIG-1 by Moody's or SP-1 by Standard & Poor's (or, in the case of New York State municipal notes, MIG-1 or MIG-2 by Moody's or SP-1 or SP-2 by Standard & Poor's) and (iii) municipal commercial paper must be rated Prime-1 by Moody's or A-1 by Standard & Poor's or, if not rated by either
Moody's or Standard & Poor's, issued by an issuer either (a) having an outstanding debt issue rated A or higher by Moody's or Standard & Poor's or (b) having comparable quality in the opinion of the Advisor and, with respect to the remaining 10% of its assets, must be rated B or better by Moody's or Standard & Poor's, or of comparable quality. The Fund may invest in other tax exempt securities which are not rated if, in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.


         International Bond Fund. The International Bond Fund invest in a diversified portfolio of securities with the quality ratings described in the Prospectus. These securities are considered "high grade," "investment grade" and "below investment grade" as described in Appendix A.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

Exchange Traded and OTC Options. All options purchased or sold by the Portfolios will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Portfolio's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Provided that a Portfolio has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Portfolio may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts and Options on Futures Contracts. The Portfolios permitted to enter into futures and options transactions may purchase or sell (write) futures contracts and purchase put and call options, including put and call options on futures contracts. In addition, the Portfolio for the International Bond may sell (write) put and call options, including options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by the Portfolio into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

Combined Positions. The Portfolios permitted to purchase and write options may do so in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, certain Portfolios may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.
         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Asset Coverage for Futures Contracts and Options Positions. The Portfolios intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, the Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

Risk Management

         The Portfolio for the International Bond Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover

         The table below sets forth the portfolio turnover rates for the Portfolios corresponding to the Funds. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


The Tax Exempt Bond Portfolio (Tax Exempt Bond Fund) -- For the fiscal year ended August 31, 1995: 47%. For the fiscal year ended August 31, 1996: 25%. For the fiscal year ended August 31, 1997: 25%.

The Non-U.S. Fixed Income Portfolio (International Bond Fund) -- For the period October 11, 1994 (commencement of operations) through September 30, 1995: 288%. For the fiscal year ended September 30, 1996: 330%. For the fiscal year ended September 30, 1997: 346%.


INVESTMENT RESTRICTIONS

         The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust, with respect to each Fund, and by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

         The Tax Exempt Bond Fund and its corresponding Portfolio may not:

1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

2. Purchase securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. Each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenue of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer.1 This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

3. Invest more than 25% of its total assets in securities of governmental units located in any one state, territory, or possession of the United States. The Fund may invest more than 25% of its total assets in industrial developments and pollution control obligations whether or not the users of facilities financed by such obligations are in that same industry;2

4. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history (including predecessors);

5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objectives and Policies");

6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased (see "Investment Objectives and Policies"); real estate; commodities; commodity contracts, except for the Fund's interests in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase municipal bonds, notes or commercial paper secured by interests in real estate;

7. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of the Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

8. Issue any senior security, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to Investment Restriction No. 1. The Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act; or

10. Act as an underwriter of securities.

         Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified, each of the International Bond Fund and its corresponding Portfolio may not:

1. Purchase any security if, as a result, more than 25% of the value of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, and while subject to changing interpretations, so long as a single foreign government or supranational organization is considered to be an "industry" for the purposes of this 25% limitation, the Portfolio will comply therewith. The staff of the SEC considers all supranational organizations (as a group) to be a single industry for concentration purposes;

2. Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in total do not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time any borrowings come to exceed 33 1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation;

3. Make loans to other persons, except through the purchase of debt obligations, loans of portfolio securities, and participation in repurchase agreements;

4. Purchase or sell physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but the Fund may purchase or sell futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) and may enter into foreign currency forward contracts;

5. Purchase or sell real estate, but the Fund may purchase or sell securities that are secured by real estate or issued by companies (including real estate investment trusts) that invest or deal in real estate;

6. Underwrite securities of other issuers, except to the extent the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

7. Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder; and

8. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having substantially the same investment objective and restrictions as the Fund.


         Non-Fundamental Investment Restrictions - Tax Exempt Bond Fund. The investment restriction described below is not a fundamental policy of the Fund or the corresponding Portfolio and may be changed by the respective Trustees. This non-fundamental investment policy requires that the Fund may not:

(i) acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the Fund's net assets would be in investments that are illiquid.


         Non-Fundamental Investment Restrictions - International Bond Fund. The investment restrictions described below are not fundamental policies of the Fund or the corresponding Portfolio and may be changed by their respective Trustees. These non-fundamental investment policies require that the Fund may not:

(i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange;

(ii) Acquire any illiquid securities if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;

(iii) Sell any security short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold or unless it covers such short sales as required by the current rules or positions of the Securities and Exchange Commission or its staff. Transactions in futures contracts and options shall not constitute selling securities short; or

(iv) Purchase securities on margin, but the Fund may obtain such short term credits as may be necessary for the clearance of transactions.


         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND OFFICERS

Trustees

         The Trustees of the Trust, who are also the Trustees of each of the Portfolios, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

     FREDERICK S. ADDYAATrustee; Retired; Executive Vice President and Chief Financial Officer since prior to April 1994, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, TX 78746, and his date of birth is January 1, 1932.

     WILLIAM  G.  BURNSAATrustee;   Retired,  Former  Vice  Chairman  and  Chief
Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, FL 32779, and his date of birth is November 2, 1932.

     ARTHUR C. ESCHENLAUERAATrustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, NJ 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY (*)AATrustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1992. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDIAATrustee; Retired; Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group since prior to April 1996. His address is 10 Charnwood Drive, Suffern, NY 10910, and his date of birth is March 17, 1934.
----------------------
(*) Mr. Healey is an "interested person" of the Trust, the Advisor and each Portfolio as that term is defined in the 1940 Act.

         The Trustees of the Trust are the same as the Trustees of each of the Portfolios. In accordance with applicable state requirements, a majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and The J.P.Morgan Funds, up to and including creating a separate board of trustees.


         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), The J.P.Morgan Funds and J.P. MORGAN Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

     Trustee compensation expenses accrued by the Trust for the calendar year ended December 31, 1996 are set forth below.


                                                   TOTAL TRUSTEE COMPENSATION
                                                   ACCRUED BY THE MASTER
                           AGGREGATE TRUSTEE       PORTFOLIOS(*), J.P. MORGAN
                           COMPENSATION            FUNDS, J.P. MORGAN SERIES
                           ACCRUED BY THE TRUST    TRUST AND THE TRUST DURING
NAME OF TRUSTEE            DURING  1996            1996 (***)


Frederick S. Addy, Trustee        $12,593             $65,000

William G. Burns, Trustee         $12,593             $65,000

Arthur C. Eschenlauer, Trustee    $12,593             $65,000

Matthew Healey, Trustee(**),      $12,593             $65,000
  Chairman and Chief Executive
  Officer

Michael P. Mallardi, Trustee      $12,593             $65,000


(*) Includes the Portfolios, The Prime Money Market Portfolio, The Federal Money Market Portfolio, The Tax Exempt Money Market Portfolio, The Short Term Bond Portfolio, The U.S. Fixed Income Portfolio, The Tax Exempt Bond Portfolio, The New York Total Return Bond Portfolio, The Non-U.S. Fixed Income Portfolio, The Diversified Portfolio, The International Equity Portfolio, The Emerging Markets Equity Portfolio, The Series Portfolio and Series Portfolio II, (collectively the "Master Portfolios") for which Morgan acts as investment advisor.


(**) During 1996, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $140,000, contributed $21,000 to a defined contribution plan on his behalf and paid $21,500 in insurance premiums for his benefit.

(***) No investment company within the fund complex has a pension or retirement plan. Currently there are 18 investment companies (15 investment companies comprising the Master Portfolios, J.P. Morgan Funds, the Trust and J.P. MORGAN Series Trust) in the fund complex.

         The Trustees, in addition to reviewing actions of the Trust's and the Portfolios' various service providers, decide upon matters of general policy. Each of the Portfolios and the Trust have entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds, and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust, the Portfolios and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The pricipal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, NY 10017.

         The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during the indicated fiscal years are set forth below:



Tax Exempt Bond Fund -- For the fiscal year ended August 31, 1995: $3,602. For the fiscal year ended August 31, 1996: $4,527. For the fiscal year ended August 31, 1997: $5,670.

The Tax Exempt  Bond  Portfolio  -- For the fiscal year ended  August 31,  1995:
$38,804. For the fiscal year ended August 31, 1996: $24,602. For the fiscal year ended August 31, 1997: $18,912.

International Bond Fund -- For the period December 1, 1994 (commencement of operations) through September 30, 1995: $232. For the fiscal year ended September 30, 1996: $304. For the fiscal year ended September 30, 1997: $214.

The Non-U.S. Fixed Income Portfolio -- For the period October 11, 1994 (commencement of operations) through September 30, 1995: $20,446. For the fiscal year ended September 30, 1996: $11,488. For the fiscal year ended September 30, 1997: $6,587.


Officers

         The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive Officer, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolios. The Trust and the Portfolios have no employees.

         The officers of the Trust and the Portfolios, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and each Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.


         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.


         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies advised or administered by the Dreyfus Corporation ("Dreyfus") or its affiliates. From December 1991 to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Manager of Treasury Services and Administration of FDI and an officer of certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. Prior to March 1993, Mr. Conroy was employed as a fund accountant at The Boston Company, Inc. His date of birth is March 31, 1969.

     JACQUELINE HENNING; Assistant Secretary and Assistant Treasurer of the Portfolios only (excluding Tax Exempt Bond). Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Prior to October 1994, Mrs. Henning was head of mutual funds at Morgan Grenfell in Cayman and for five years was Managing Director of Bank of Nova Scotia Trust Company (Cayman) Limited from September 1988 to September 1993. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands. Her date of birth is March 24, 1942.

         RICHARD W. INGRAM; President and Treasurer. Executive Vice President and Director of Client Services and Treasury Administration of FDI, Senior Vice President of Premier Mutual and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris Trust and Savings Bank ("Harris") or their respective affiliates. Prior to April 1997, Mr. Ingram was Senior Vice President and Director of Client Service and Treasury Administration of FDI. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. His date of birth is September 15, 1955.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Assistant Vice President of FDI and an officer of RCM Capital Funds, Inc. and RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and Harris or their respective affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc. From 1988 to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

     ELIZABETH A. KEELEY; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and Premier Mutual and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. Prior to August 1996, Ms. Keeley was Assistant Vice President and Counsel of FDI and Premier Mutual. Prior to September 1995, Ms. Keeley was enrolled at Fordham University School of Law and received her JD in May 1995. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is September 14, 1969.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Associate General Counsel of FDI and Premier Mutual and an officer of Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Harris or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From 1992 to 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     LENORE J.  MCCABE;  Assistant  Secretary  and  Assistant  Treasurer  of the
Portfolios only (excluding Tax Exempt Bond). Assistant Vice President, State Street Bank and Trust Company since November 1994. Assigned as Operations Manager, State Street Cayman Trust Company, Ltd. since February 1995. Prior to November, 1994, employed by Boston Financial Data Services, Inc. as Control Group Manager. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands. Her date of birth is May 31, 1961.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. From 1989 to 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

     JOSEPH F. TOWER III; Vice President and Assistant Treasurer. Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director Of FDI. Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual and an officer of Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc. His date of birth is June 13, 1962.

INVESTMENT ADVISOR

         The investment advisor to the Portfolios is Morgan Guaranty Trust Company of New York, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of the State of Delaware. The Advisor, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. The Advisor is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, the Advisor offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of over $240 billion.


         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, Melbourne and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification, and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Advisory Agreements. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."


     Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmarks for the Portfolios in which the Funds invest are currently: The Tax Exempt Bond Portfolio--Lehman Brothers 1-16 Year Municipal Bond Index; The Non-U.S. Fixed Income Portfolio--Salomon Brothers Non-U.S. World Government Bond Index (currency hedged).


         J.P. Morgan Investment Management Inc., also a wholly owned subsidiary of J.P. Morgan, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which the Advisor serves as trustee. J.P. Morgan Investment Management Inc. advises the Advisor on investment of the commingled pension trust funds.

     The Portfolios are managed by officers of the Advisor who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of J.P. Morgan Investment Management Inc. and certain other investment management affiliates of J.P. Morgan.


         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Portfolio's average daily net assets shown below.

Tax Exempt Bond: 0.30%

Non-U.S. Fixed Income: 0.35%


         The table below sets forth for each Fund listed the advisory fees paid by its corresponding Portfolio to the Advisor for the fiscal periods indicated. See "Expenses" in the Prospectus and below for applicable expense limitations.


The Tax Exempt Bond Portfolio (Tax Exempt Bond Fund) -- For the fiscal year ended August 31, 1995: $1,178,720. For the fiscal year ended August 31, 1996:
$1,354,145. For the fiscal year ended August 31, 1997: $1,620,498.

The Non-U.S. Fixed Income Portfolio (International Bond Fund) -- For the period April 11, 1994 (commencement of operations) through September 30, 1995:
$782,748. For the fiscal year ended September 30, 1996: $737,543. For the fiscal year ended September 30, 1997: $650,645.


         The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks such as the Advisor from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolios contemplated by the Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolios.

         If the Advisor were prohibited from acting as investment advisor to any Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

         Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Portfolios and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor.

         The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI also serves as the Trust's and the Portfolios' Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         For its services under the Co-Administration Agreements, each Fund and Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and certain other investment companies subject to similar agreements with FDI.

         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated. See "Expenses" in the Prospectus and below for applicable expense limitations.


The Tax Exempt Bond Portfolio -- For the period August 1, 1996 through August 31, 1996: $920. For the fiscal year ended August 31, 1997: $10,663.
Tax Exempt Bond Fund -- For the period  August 1, 1996 through  August 31, 1996:
$370. For the period August 31, 1997: $5,376.

The Non-U.S. Fixed Income Portfolio -- For the period August 1, 1996 through September 30, 1996: $738. For the fiscal year ended September 30, 1997: $4,505. International Bond Fund -- For the period August 1, 1996 through September 30, 1996: $80. For the fiscal year ended September 30, 1997: $177.


         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolios prior to August 1,
1996) for the fiscal periods indicated. See "Expenses" in the Prospectus and below for applicable expense limitations.


The Tax Exempt  Bond  Portfolio  -- For the fiscal year ended  August 31,  1994:
$28,345. For the fiscal year ended August 31, 1995: $28,290. For the period September 1, 1995 through July 31, 1996: $43,154.

Tax Exempt Bond Fund -- For the fiscal year ended August 31, 1994: $1,859. For the fiscal year ended August 31, 1995: $10,309. For the period September 1, 1995 through July 31, 1996: $12,887

The Non-U.S. Fixed Income Portfolio -- For the period October 11, 1994 (commencement of operations) through September 30, 1995: $13,862. For the period October 1, 1995 through July 31, 1996: $18,964.

International Bond Fund -- For the period December 1, 1994 (commencement of operations) through September 30, 1995: $460. For the period October 1, 1995 through July 31, 1996: $689.


SERVICES AGENT

         The Trust, on behalf of each Fund, and the Portfolios have entered into Administrative Services Agreements (the "Services Agreements") with Morgan, pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, each of the Funds and the Portfolios has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. MORGAN Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. MORGAN Series Trust.

         Under prior administrative services agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, certain Funds and their corresponding Portfolios paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. Prior to December 29, 1995, the Trust and certain Portfolios had entered into Financial and Fund Accounting Services Agreements with Morgan, the provisions of which included certain of the activities described above and, prior to September 1, 1995, also included reimbursement of usual and customary expenses.

         The table below sets forth for each Fund listed and its corresponding Portfolio the fees paid to Morgan, net of fee waivers and reimbursements, as Services Agent. See "Expenses" in the Prospectus and below for applicable expense limitations.


The Tax Exempt  Bond  Portfolio  -- For the fiscal year ended  August 31,  1995:
$189,892. For the fiscal year ended August 31, 1996: $80,281. For the fiscal year ended August 31, 1997: $169,209.

Tax Exempt Bond Fund -- For the fiscal year ended August 31, 1995: $(61,012)*. For the fiscal year ended August 31, 1996: $16,596. For the fiscal year ended August 31, 1997: $51,270.

The  Non-U.S.  Fixed  Income  Portfolio  -- For  the  period  October  11,  1994
(commencement of operations) through September 30, 1995: $156,367. For the fiscal year ended September 30, 1996: $37,344. For the fiscal year ended September 30, 1997: $57,815.

The International Bond Fund -- For the period December 1, 1994 (commencement of operations) through September 30, 1995: $(46,217)*. For the fiscal year ended September 30, 1996: $1,729. For the fiscal year ended September 30, 1997:
$1,669_.


(*) Indicates a reimbursement by Morgan for expenses in excess of its fees under the Services Agreements. No fees were paid for the fiscal period.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and each of the Portfolio's custodian and fund accounting agent and each Fund's transfer and dividend disbursing agent. Pursuant to the Custodian Contracts, State Street is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. In addition, the Custodian has entered into a subcustodian agreement on behalf of the Tax Exempt Bond Fund Portfolio with Bankers Trust Company for the purpose of holding TENR Notes and with Bank of New York and Chemical Bank, N.A. for the purpose of holding certain variable rate demand notes. In the case of foreign assets held outside the United States, the Custodian employs various subcustodians who were approved by the Trustees of the Portfolios in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of an Eligible Institution. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Fund's transfer agent; and providing other related services.


         Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the following annual rates (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent): Tax Exempt Bond, .075% and International Bond, .10% Morgan acts as shareholder servicing agent for all shareholders.


         The  table  below  sets  forth  for each Fund  listed  the  shareholder
servicing   fees  paid  by  each  Fund  to  Morgan,   net  of  fee  waivers  and
reimbursements, for the fiscal periods indicated. See "Expenses" in the Prospectus and below for applicable expense limitations.


Tax Exempt Bond Fund -- For the fiscal year ended August 31, 1995: $19,310. For the fiscal year ended August 31, 1996: $59,743. For the fiscal year ended August 31, 1997: $122,850.

International Bond Fund -- For the period December 1, 1994 (commencement of operations) through September 30, 1995: $1,412. For the fiscal year ended September 30, 1996: $6,684. For the fiscal year ended September 30, 1997:
$5,328.


         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Funds and the Portfolios under the Services Agreements and in acting as Advisor to the Portfolios under the Investment Advisory Agreements, may raise issues under these laws. However, Morgan believes that it may properly perform these services and the other activities described in the Prospectus without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds or the Portfolios might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolios are Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036. Price Waterhouse LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each of the Fund's and the Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator and Distributor," "Services Agent" and "Shareholder Servicing" above, the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting expenses, insurance costs, the compensation and expenses of the Trustees, costs associated with the registration under federal securities laws, and extraordinary expenses applicable to the Funds or the Portfolios. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolios, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses. Under fee arrangements prior to September 1, 1995, Morgan as Services Agent was responsible for reimbursements to the Trust and certain Portfolios and the usual and customary expenses described above (excluding organization and extraordinary expenses, custodian fees and brokerage expenses). For additional information regarding waivers or expense subsidies, see "Management of the Trust and the Portfolio" in the Prospectus.

PURCHASE OF SHARES

         Investors may open Fund accounts and purchase shares as described in the Prospectus under "Purchase of Shares." References in the Prospectus and this Statement of Additional Information to customers of Morgan or an Eligible Institution include customers of their affiliates and references to transactions by customers with Morgan or an Eligible Institution include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.


         Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Morgan, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.


         Prospective investors may purchase shares with the assistance of an Eligible Institution, and the Eligible Institution may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus under "Redemption of Shares." Accordingly, a redemption request might result in payment of a dollar amount which differs from the number of shares redeemed. See "Net Asset Value" in the Prospectus and below.


         If the Trust, on behalf of a Fund, and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust on behalf of all of the Funds and their corresponding Portfolios have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds and the corresponding Portfolios are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolios have advised the Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

         Further Redemption Information. The Trust, on behalf of a Fund, and the Portfolios reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

EXCHANGE OF SHARES


         An investor may exchange shares from any Fund into any other J.P. Morgan Institutional Fund, J.P. Morgan Fund, or shares of J.P. MORGAN Series Trust as described under "Exchange of Shares" in the Prospectus. For complete information, the Prospectus as it relates to the Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.


DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE


         Each of the Funds computes its net asset value once daily on Monday through Friday as described under "Net Asset Value" in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds and the Portfolios may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.


         The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolios corresponding to each Fund in valuing their assets.


         Tax Exempt Bond Fund. In the case of the Tax Exempt Bond Fund, portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the readily available closing bid price on such exchange or at the quoted bid price in the OTC market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by the Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Because of the large number of municipal bond issues outstanding and the varying maturity dates, coupons and risk factors applicable to each issuer's bonds, no readily available market quotations exist for most municipal securities. The Portfolios value municipal securities on the basis of prices from a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values.

         International Bond Fund. In the case of the International Bond Fund, and the fixed income portion of the Diversified Fund, portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the readily available closing bid price on such exchange or at the quoted bid price in the OTC market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by the Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Because of the large number of municipal bond issues outstanding and the varying maturity dates, coupons and risk factors applicable to each issuer's bonds, no readily available market quotations exist for most municipal securities. The Portfolios value municipal securities on the basis of prices from a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values.


         Trading in securities on most foreign exchanges and OTC markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See "Additional Information" in the Prospectus.

         As required by regulations of the SEC, the annualized yield for the Bond, Tax Exempt Bond and International Bond are computed by dividing each Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described under "Additional Information" in the Prospectus.

         Below is set forth historical yield information for the periods indicated:


Tax Exempt Bond Fund (12/15/97): 30-day yield: 4.58%; 30-day tax equivalent yield at 39.6% tax rate: 7.58%.

International Bond Fund (12/17/97): 30-day yield: 4.48%.


         Total Return Quotations. As required by regulations of the SEC, the annualized total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance information for any period or portion thereof prior to the establishment of a Fund will be that of its corresponding predecessor J.P. Morgan fund, as permitted by applicable SEC staff interpretations, if the J.P. Morgan Fund commenced operations before the corresponding J.P. Morgan Institutional Fund.

         Below is set forth historical return information for the Funds for the periods indicated:


Tax Exempt Bond Fund (8/31/97): Average annual total return, 1 year: 7.06%; average annual total return, 5 years: 6.04%; average annual total return, 10 years: 6.96%; aggregate total return, 1 year: 7.06%; aggregate total return, 5 years: 36.35%; aggregate total return, 10 years: 104.73%.

International Bond Fund (9/30/97): Average annual total return, 1 year: 12.52%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (*) to period end: 13.26%; aggregate total return, 1 year: 12.52%; aggregate total return, 5 years: N/A; aggregate total return commencement of operations (*) to period end: 41.31%.
-------------------------


(*) The International Bond Fund commenced operations on December 1, 1994.

         General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for all Portfolios for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all the Portfolios. See "Investment Objectives and Policies."

         Fixed income, debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The Tax Exempt Bond Fund and the International Bond Fund. Portfolio transactions will be undertaken principally to accomplish a Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolios may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies -- Portfolio Turnover"

          In connection with portfolio transactions for the Portfolios, the Advisor intends to seek the best price and execution on a competitive basis for both of purchase and sales of securities.

         Subject to the overriding objective of obtaining the best possible execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of each Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolios will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

         If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). To date shares of 28 series have been authorized of which 25 are currently available for sale to the public. Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have authorized the issuance and sale to the public of shares of 25 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares" in the Prospectus.


         As of December 5, 1997, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

         Tax Exempt Bond Fund--Englehard Hanovia Inc. (5.80%);
                                       General Re Employee (5.28%)

         International Bond Fund--
         Juan Urrutia (5.25%);
         Charles Schwab & Co. Inc. Special Custody Account For (50.75%) National Financial Services Corp for the Exclusive Benefit of (30.09%) Donaldson Lufkin & Jenrette SECS Corp (8.09%)


         The address of each owner listed above is c/o Morgan, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

TAXES


         Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; (b) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held less than three months, or foreign currencies (or options, futures or forward contracts on foreign currencies) held less than three months, but only if such currencies (or options, futures or forward contracts on foreign currencies) are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). Effective as of an investor's first taxable year beginning after August 5, 1997, the 30% of gross income test described in (b) above will no longer apply to the Funds wishing to satisfy the requirements of subchapter M of the Code.

         As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.


         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will be taxable to a shareholder in the year declared rather than the year paid.

         The Tax Exempt Bond Fund intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable years, at least 50% of the value of their respective total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which is properly designated as consisting of interest received by the Fund on tax exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund, other than the alternative minimum tax under certain circumstances. In view of the Tax Exempt Bond Fund's investment policies, it is expected that a substantial portion of all dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances. See "Investment Objective(s) and Policies" in the Prospectus.


         Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital loss (other than exempt interest dividends) are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Funds are not eligible for a dividends received deduction. The International Bond Fund pays a monthly dividend. If dividend payments exceed income earned by the Fund, the excess distribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "Act"), long-term capital gain of an individual is generally subject to a maximum rate of 28% in respect of a capital asset held directly by such individual for more than one year but not more than eighteen months, and the maximum rate is reduced to 20% in respect of a capital asset held in excess of 18 months. The Act authorizes the Treasury department to promulgate regulations that would apply these rules in the case of long-term capital gain distributions made by the Fund. The Treasury Department has indicated that, under such regulations, individual shareholders will be taxed at a minimum rate of 28% in respect of capital gains distributions designated as 28% rate gain distributions and will be taxed at a maximum rate of 20% in respect of capital gains distributions designated as 20% rate gain distributions, regardless of how long such shareholders have held their shares in the Fund. See "Taxes" in the Prospectus for a discussion of the federal income tax treatment of any gain or loss realized on the redemption or exchange of a Fund's shares. Additionally, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.


         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.


         Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities. Certain straddles treated as short sales for tax purposes may also result in the loss of the holding period of underlying securities for purposes of the 30% of gross income test described above, and therefore, a Portfolio's ability to enter into forward currency contracts, options and futures contracts may be limited under current law. Effective as of an investor's first taxable year beginning after August 5, 1997, the 30% of gross income test will no longer apply to the Fund wishing to satisfy the requirements of subchapter M of the Code.


         Certain options, futures and foreign currency contracts held by a Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be included in his or her gross estate for U.S. federal estate tax purposes.

           Foreign Taxes. It is expected that the International Bond Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. In the case of the International Bond Fund, so long as more than 50% in value of the total assets of the Fund (including its share of the assets of the corresponding Portfolio) at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes deemed paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes deemed paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) Effective for dividends paid after September 5, 1997, shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes deemed paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the International Bond Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the International Bond Fund. Effective for taxable years of a shareholder beginning after December 31, 1997, individual shareholders of the Fund with $300 or less of creditable foreign taxes ($600 in the case of an individual shareholder filing jointly) may elect to be exempt from the foreign tax credit limitation rules described above (other than the 90% limitation applicable for purposes of the alternative minimum tax), provided that all of such individual shareholder's foreign source income is "qualified passive income" (which generally includes interest, dividends, rents, royalties and certain other types of income) and further provided that all of such foreign source income is shown on one or more payee statements furnished to the shareholder. Shareholders making this election will not be permitted to carry over any excess foreign taxes to or from a tax year to which such an election applies.

         State and Local Taxes. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Funds, Morgan or Eligible Institutions as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Trust's and the Portfolios' Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS


         The following financial statements and the report thereon of Price Waterhouse LLP of the Fund are incorporated herein by reference from its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The following financial report is available without charge upon request by calling JP Morgan Funds Services at (800) 766-7722. The Fund's financial statements include the financial statements of the Portfolio.


                          Date of Semi-Annual Report;    Date of Annual Report;
                          Date Semi-Annual Report Filed; Date Annual Report
                          and Accession Number           Filed; and Accession
Name of Fund                                             Number


J.P. Morgan Intstitutional  N/A                          08/31/97
Tax Exempt Bond Fund                                     10/30/97
                                                         0001016969-97-0000079
J.P. Morgan Intstitutional
International Bond Fund                                   09/30/97
                            N/A                           12/10/97
                                                          0001016969-97-000091

------------------------------------------------- -----------------------------

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries.
- High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range
of financial markets and assured sources of alternate liquidity.

Short-Term Tax Exempt Notes

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

--------
    3 For purposes of interpretation of Investment Restriction No. 2, "guaranteed by another entity" includes credit substitutions, such as letters of credit or insurance, unless the Advisor determines that the security meets the Fund's credit standards without regard to the credit substitution.

   4 Pursuant to an interpretation of the staff of the SEC, the Fund may not invest more than 25% of its assets in industrial development bonds in projects of similar type or in the same state. The Fund shall comply with this interpretation until such time as it may be modified by the staff of the SEC.



******************************************************************************

                                                  JANUARY 2, 1998   PROSPECTUS


J.P. MORGAN INSTITUTIONAL
DIVERSIFIED FUND



                                                  ------------------------------
                                                  A balanced fund seeking high
                                                  total return with reduced risk


This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

Shares in the fund are not bank deposits and are not guaranteed or insured by any bank, government entity, or the FDIC.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them as an investment or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMORGAN

CONTENTS
--------------------------------------------------------------------------------



 2
----
The fund's goal, investment approach, risks, expenses, performance, and financial highlights

J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND


Fund description . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Investor expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3


Financial highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3



 4
----
Investing in the J.P. Morgan Institutional Diversified Fund


YOUR INVESTMENT

Investing through a financial professional . . . . . . . . . . . . . . . . . 4
Investing through an employer-sponsored retirement plan. . . . . . . . . . . 4
Investing through an IRA or Rollover IRA . . . . . . . . . . . . . . . . . . 4
Investing directly . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Opening an account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Adding to an account . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Selling shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
Account and transaction policies . . . . . . . . . . . . . . . . . . . . . . 5
Dividends and distributions. . . . . . . . . . . . . . . . . . . . . . . . . 6
Tax considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

 7
----
More about risk and the fund's business operations
FUND DETAILS

Master/feeder structure. . . . . . . . . . . . . . . . . . . . . . . . . . . 7
Management and administration. . . . . . . . . . . . . . . . . . . . . . . . 7
Risk and reward elements . . . . . . . . . . . . . . . . . . . . . . . . . . 8

FOR MORE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .back cover

INTRODUCTION
--------------------------------------------------------------------------------


J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND

This fund invests in a diversified portfolio of stocks and bonds by investing through a master portfolio (another fund with the same goal). As a shareholder, you should anticipate risks and rewards beyond those of a typical bond fund, but less than those of most stock funds.


WHO MAY WANT TO INVEST

The fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want an investment with the potential to outpace inflation

- seek less risk than a fund investing completely in stocks

- prefer to leave asset allocation decisions in the hands of an investment professional

It is NOT designed for investors who:

- are looking for the higher long-term potential growth (with the higher risks) of a fund investing completely in stocks

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $240 billion in assets under management, including assets managed by the fund's advisor, Morgan Guaranty Trust Company of New York.



BEFORE YOU INVEST

Investors considering the fund should understand that:

- The value of the fund's shares will fluctuate over time. You could lose money if you sell when the fund's share price is lower than when you invested.

- There is no assurance that the fund will meet its investment goal.

- Future returns will not necessarily resemble past performance.

J.P. MORGAN INSTITUTIONAL
DIVERSIFIED FUND             | TICKER SYMBOL:  JPDVX
--------------------------------------------------------------------------------
                               REGISTRANT NAME: J.P. MORGAN INSTITUTIONAL FUNDS


[GRAPHIC]
GOAL

The fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

[GRAPHIC]
INVESTMENT APPROACH

Drawing on a variety of analytical tools, the portfolio management team allocates assets among various types of stock and bond investments, based on the model allocation shown at right. The team periodically adjusts the fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the team selects the fund's securities. With the stock portion of the portfolio, the fund keeps its economic sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the team ranks them according to their relative value using a proprietary model that incorporates research from J.P. Morgan's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also considering country allocation and currency exposure.

With the bond portion of the portfolio, the team uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration - a common measurement of sensitivity to interest rate movements - within one year of the average for the U.S. investment-grade bond universe (currently about five years).

[GRAPHIC]
POTENTIAL RISKS AND REWARDS

The value of your investment in the fund will fluctuate in response to movements in the stock and bond markets. The fund's broad diversification among asset classes and among individual stocks and bonds is more effective in reducing volatility when asset classes perform differently. Fund performance will also depend on the management team's asset allocation and securities selection.

Over the long term, investors can anticipate that the fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large- capitalization domestic stocks.

The fund's securities are described in more detail on page 8, along with their main risks, which may cause the fund's share price to decline, and the fund's strategies to reduce these risks.

MODEL ALLOCATION

[CHART]

52% medium- and large-cap U.S. stocks

35% U.S. and foreign bonds

10% foreign stocks

3% small-cap U.S. stocks

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $240 billion, including more than $8 billion using the same strategy as the fund.


The portfolio management team is led by Gerald Osterberg, vice president, who has been on the team since the fund's inception in July of 1993 and has been at J.P. Morgan since 1966, and John M. Devlin, vice president, who joined the team in December of 1993 and has been at J.P. Morgan since 1986.


--------------------------------------------------------------------------------

INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.

Footnotes for this section are shown on next page.

ANNUAL FUND OPERATING EXPENSES(1)(%)

Management fees (actual)                      0.55

Marketing (12b-1) fees                        none

Other expenses(2)
(after reimbursement)                         0.10
--------------------------------------------------
TOTAL OPERATING EXPENSES(2)
(AFTER REIMBURSEMENT)                         0.65
--------------------------------------------------

EXPENSE EXAMPLE

The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.

--------------------------------------------------
               1 yr.    3 yrs.    5 yrs.   10 yrs.

YOUR COST($)     7        21        36       81
--------------------------------------------------



2  J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)



AVERAGE ANNUAL TOTAL RETURN (%)   Shows performance over time, for periods ended
December 31, 1996
-----------------------------------------------------------------------------------------------------------
                                                                 1 yr.          3 yrs.    Since inception(3)

J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND (after expenses)      13.68          13.32     12.82

-----------------------------------------------------------------------------------------------------------
FUND BENCHMARK(4) (no expenses)                                  14.10          13.56     12.94
-----------------------------------------------------------------------------------------------------------
S&P 500 INDEX(5) (no expenses)                                   22.96          19.68     18.87
-----------------------------------------------------------------------------------------------------------



YEAR-BY-YEAR TOTAL RETURN (%) Shows changes in returns by calendar year
----------------------------------------------------------------------------------------------------------
[GRAPH]

                                                      1993(3)          1994           1995           1996

-  J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND           1.76           0.93          26.84          13.68


-  Fund Benchmark(4)                                    1.43           0.46          27.75          14.10


-  S&P 500 Index(5)                                     2.32           1.32          37.58          22.96


----------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------
PER-SHARE DATA    For fiscal periods ended June 30
----------------------------------------------------------------------------------------------------------
                                                      1994(3)          1995           1996           1997
NET ASSET VALUE, BEGINNING OF PERIOD ($)               10.00           9.90          11.26         12.02
----------------------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income ($)                          0.18           0.31           0.40          0.37
     Net realized and unrealized gain (loss)
     on investment and foreign currency ($)            (0.23)          1.37           1.42          1.96
----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ($)                   (0.05)          1.68           1.82          2.33
----------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:

     Net investment income ($)                         (0.05)         (0.26)         (0.42)         (0.36)
     Net realized gain ($)                                --          (0.06)         (0.64)         (0.60)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ($)                                (0.05)         (0.32)         (1.06)         (0.96)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                      9.90          11.26          12.02          13.39
----------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                       (0.56)(6)      17.36          16.91          20.72
----------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD ($ thousands)             59,222        164,855        193,219        237,449
----------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS (%)             0.65(7)        0.65           0.65           0.65
----------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO AVERAGE
NET ASSETS (%)                                          2.92(7)        3.70           3.34           3.34
----------------------------------------------------------------------------------------------------------
DECREASE REFLECTED IN EXPENSE RATIO DUE TO
EXPENSE REIMBURSEMENT (%)                               0.97(7)        0.53           0.33           0.33
----------------------------------------------------------------------------------------------------------



The Financial Highlights have been audited by Price Waterhouse LLP, the fund's independent accountants.


(1) The fund has a master/feeder structure as described on page 7. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets and reflecting reimbursement for ordinary expenses over 0.65%.

(2) Without reimbursement, other expenses and total operating expenses would have been 0.43% and 0.98% respectively. There is no guarantee that reimbursement will continue beyond 10/31/98.

(3) The fund commenced operations on 9/10/93. Except in the Financial Highlights, returns reflect performance of the fund from 9/30/93 through 12/31/93.

(4) A composite benchmark of unmanaged indices that corresponds to the fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Brothers Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices.


(5) The S&P500 Index is an unmanaged index of U.S. stocks widely used as a measure of overall stock market performance.

(6)  Not annualized.

(7)  Annualized.


                                   J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND  3

YOUR INVESTMENT
--------------------------------------------------------------------------------


For your convenience, the J.P. Morgan Institutional Funds offer several ways to initiate and maintain fund investments.


INVESTING THROUGH A FINANCIAL PROFESSIONAL


If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.


INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN


Your fund investments are handled through your plan. Consult your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.


INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

- Determine the amount you are investing. The minimum amount for initial investments in the fund is $3,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

- Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

-    Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.


OPENING YOUR ACCOUNT


BY WIRE

-    Mail your completed application to the Shareholder Services Agent.

- Call the Shareholder Services Agent to obtain an account number and to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.

- After placing your purchase order, instruct your bank to wire the amount of your investment to:


     Morgan Guaranty Trust Company of New York
     ROUTING NUMBER: 021-000-238
     CREDIT: J.P. Morgan Institutional Funds
     ACCOUNT NUMBER: 001-57-689
     FFC: your account number, name of registered owner(s) and fund name


BY CHECK


- Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.


- Mail the check with your completed application to the Shareholder Services Agent.

BY EXCHANGE

-    Call the Shareholder Services Agent for an exchange.


ADDING TO YOUR ACCOUNT


BY WIRE

- Call the Shareholder Services Agent to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.

- Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

BY CHECK


- Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.


- Mail the check to the Shareholder Services Agent and attach instructions indicating your account number and how much you wish to invest in which fund(s).

BY EXCHANGE

-    Call the Shareholder Services Agent for an exchange.


4  YOUR INVESTMENT

------------------------------------------------------------------------------

SELLING SHARES

BY WIRE

- Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

- Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

BY PHONE

- Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

IN WRITING

- Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

-    Indicate whether you want the proceeds sent by check or by wire.

- Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

-    Mail the letter to the Shareholder Services Agent.

BY EXCHANGE

-    Call the Shareholder Services Agent for an exchange.

ACCOUNT AND TRANSACTION POLICIES

TELEPHONE ORDERS The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.


EXCHANGES You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.


The fund may alter, limit, or suspend its exchange policy at any time.

BUSINESS HOURS AND NAV CALCULATIONS The fund's regular business days and hours are the same as those of the New York Stock Exchange. The fund calculates its net asset value per share (NAV) every business day at 4:15 p.m. eastern time.

TIMING OF ORDERS Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until 4:00 p.m. eastern time every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

------------------------------------------------------------------------------

                                             SHAREHOLDER SERVICES AGENT
                                             J.P. MORGAN FUNDS SERVICES
                                             522 Fifth Avenue
                                             New York, NY 10036
                                             1-800-766-7722

                                             Representatives are available 8:00
                                             a.m. to 5:00 p.m. eastern time on
                                             fund business days.


                                                              YOUR INVESTMENT  5

------------------------------------------------------------------------------

TIMING OF SETTLEMENTS When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, the proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

STATEMENTS AND REPORTS The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report, containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

ACCOUNTS WITH BELOW-MINIMUM BALANCES If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund may request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically pays income dividends four times a year (usually in March, June, September, and December) and makes capital gains distributions, if any, once a year (usually in September). These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.


Dividends and distributions are automatically reinvested in the fund. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.


TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:


TRANSACTION                             TAX STATUS
--------------------------------------------------------------------------------
Income dividends                        Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains                Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                 Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of shares            Capital gains or losses
owned for more than one year
--------------------------------------------------------------------------------

Sales or exchanges of shares            Gains are treated as ordinary
owned for one year or less              income; losses are subject
                                        to special rules
--------------------------------------------------------------------------------


Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


6  YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE


As noted earlier, the fund is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together).

The master portfolio accepts investments from other feeder funds, and the feeders bear the master portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when the master portfolio seeks a vote, the fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per fund share.


The fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION


The fund and its master portfolio are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:


--------------------------------------------------------------------------------
ADVISORY SERVICES                       0.55% of the master portfolio's
                                        average net assets
--------------------------------------------------------------------------------
ADMINISTRATIVE SERVICES                 Master portfolio's and fund's pro-
(fee shared with Funds                  rata portions of 0.09% of the first
Distributor, Inc.)                      $7 billion in J.P. Morgan-advised
                                        portfolios, plus 0.04% of average
                                        net assets over $7 billion
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                    0.10% of the fund's average
                                        net assets
--------------------------------------------------------------------------------


J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.



                                                                 FUND DETAILS 7

------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS


This table discusses the main elements that make up the fund's overall risk and reward characteristics (described on page 2). It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.


-------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                      POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------------------------------------------------------------------------

MARKET CONDITIONS
-  The fund's share price and the      -  Stocks and bonds have             -  Under normal circumstances
   performance will fluctuate in        generally outperformed more          fund plans to remain fully
   response to stock and bond           stable investments (such as          invested, with    approximately
   market movements                     short-term bonds and cash            65% in stocks and 35% in
                                        equivalents) over the long           bonds; stock investments may
-  The value of the fund's bonds        term                                 include U.S. and foreign
   (and potentially its                                                      common stocks, convertible
   convertible securities and        -  A diversified, balanced              securities, preferred stocks,
   stocks) could fall when              portfolio should mitigate the        trust or partnership
   interest rates rise; the             effects of wide market               interests, warrants, rights,
   longer a bond's duration and         fluctuations, especially when        and investment company
   the lower its credit quality,        stock and bond prices move in        securities; bond investments
   the more its value typically         different directions                 may include U.S. and foreign
   falls                                                                     corporate and government
                                     -  The fund's bonds could rise in       bonds, and mortgage-backed and
-  The fund's mortgage-backed and       value when interest rates fall       asset-backed securities
   asset-backed securities could                                             (securities representing an
   generate capital losses or        -  Mortgage-backed and                  interest in, or secured by, a
   periods of low yields if they        asset-backed securities can          pool of mortgages or other
   are paid off substantially           offer attractive returns             assets such as receivables)
   earlier or later than
   anticipated                                                            -  The fund seeks to limit risk
                                                                             through diversification in a
                                                                             large number of stocks, and to
                                                                             a lesser extent bonds
                                                                             (typically holding more than
                                                                             1,000 stock and bond
                                                                             positions)

                                                                          -  The fund seeks to keep the
                                                                             average duration of its bond
                                                                             portfolio within one year of
                                                                             that for the U.S.
                                                                             investment-grade bond universe

                                                                          -  The fund monitors interest
                                                                             rate trends, as well as
                                                                             geographic and demographic
                                                                             information, related to
                                                                             mortgage-backed securities and
                                                                             mortgage prepayments

                                                                          -  During severe market
                                                                             downturns, the fund has the
                                                                             option of investing up to 100%
                                                                             of assets in investment-grade
                                                                             short-term securities

-------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
-  The fund could underperform       -  The fund could outperform its     -  J.P. Morgan focuses its active
   its benchmark due to its asset       benchmark due to these same          management on asset allocation
   allocation and securities            choices                              and securities selection,
   choices                                                                   areas where it believes its
                                                                             research advantage can enhance
                                                                             returns
-------------------------------------------------------------------------------------------------------------
CREDIT QUALITY
-  The default of an issuer would    -  Investment-grade bonds have a     -  At least 75% of the fund's
   leave the fund with unpaid           lower risk of default                bonds must be investment-grade
   interest or principal                                                     (BBB/Baa or better, of which
                                     -  Junk bonds offer higher yields       65% must be A or better), and
-  Junk bonds (those rated BB/Ba        and higher potential gains           no more than 25% BB/Ba or B;
   or lower) have a higher risk                                              the fund may include unrated
   of default                                                                bonds of equivalent quality in
                                                                             these categories

                                                                          -  The fund does not buy bonds
                                                                             lower than B
-------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
-  Currency exchange rate            -  Favorable exchange rate           -  The fund anticipates that
   movements could reduce gains         movements could generate gains       total foreign investments will
   or create losses                     or reduce losses                     not exceed 30% of assets

-  The fund could lose money         -  Foreign investments, which        -  The fund actively manages the
   because of foreign government        represent a major portion of         currency exposure of its
   actions, political                   the world's securities, offer        foreign stock and bond
   instability, or lack of              attractive potential                 investments relative to its
   adequate and accurate                performance and opportunities        benchmark, and may hedge into
   information                          for diversification                  the U.S. dollar from time to
                                                                             time (see also "Derivatives")


8  FUND DETAILS

-------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                      POTENTIAL REWARDS                    POLICIES TO
BALANCE RISK AND REWARD
-------------------------------------------------------------------------------------------------------------

DERIVATIVES
-  Derivatives such as futures,      -  Hedges that correlate well        -  The fund uses derivatives for
   options, and foreign currency        with underlying positions can        hedging and for risk
   forward contracts that are           reduce or eliminate losses at        management  (i.e., to adjust
   used for hedging the portfolio       low cost                             duration or to establish or
   or specific securities may not                                            adjust exposure to particular
   fully offset the underlying       -  The fund could make money and        securities, markets or
   positions(1)                           protect against losses if            currencies); risk management
                                        management's analysis proves         may include management of the
-  Derivatives used for risk            correct                              fund's exposure relative to
   management may not have the                                               its benchmark
   intended effects and may result   -  Derivatives that involve
   in losses or missed                  leverage could generate           -  The fund only establishes
   opportunities                        substantial gains at low cost        hedges that it expects will be
                                                                             highly correlated with
-  Derivatives that involve                                                  underlying positions
   leverage could magnify losses
                                                                          -  While the fund may use
                                                                             derivatives that incidentally
                                                                             involve leverage, it does not
                                                                             use them for the specific
                                                                             purpose of leveraging the
                                                                             portfolio
-------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
-  The fund could have difficulty    -  These holdings may offer more     -  The fund may not invest more
   valuing these holdings               attractive yields or potential       than 15% of net assets in
   precisely                            growth than comparable widely        illiquid holdings
                                        traded securities
-  The fund could be unable to                                            -  To maintain adequate liquidity
   sell these holdings at the                                                to meet redemptions, the fund
   time or price it desires                                                  may hold investment-grade
                                                                             short-term securities
                                                                             (including repurchase
                                                                             agreements) and, for temporary
                                                                             or extraordinary purposes, may
                                                                             borrow from banks up to 30% of
                                                                             the value of its total assets
-------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
  DELIVERY SECURITIES
-  When the fund buys securities     -  The fund can take advantage of    -  The fund uses segregated
   before issue or for delayed          attractive transaction               accounts to offset leverage
   delivery, it could be exposed        opportunities                        risk
   to leverage risk if it does
   not use segregated accounts
-------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
-  Increased trading would raise     -  The fund could realize gains      -  The fund anticipates a
   the fund's brokerage and             in a short period of time            portfolio turnover rate of
   related costs                                                             approximately 150%
                                     -  The fund could protect against
-  Increased short-term capital         losses if a stock is              -  The fund generally avoids
   gains distributions would            overvalued and its' value            short-term trading, except to
   raise shareholders' income tax       later falls                          take advantage of attractive
   liability                                                                 or unexpected opportunities or
                                                                             to meet demands generated by
                                                                             shareholder activity



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities that is granted in exchange for an agreed-upon sum. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                                 FUND DETAILS  9

FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the SAI by reference.

Copies of the current versions of these documents may be obtained by contacting:


J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036


TELEPHONE:  1-800-766-7722

HEARING IMPAIRED:  1-888-468-4015

EMAIL:  JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07342 and 033-54642.


J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION



The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.




J.P. MORGAN
--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL FUNDS


ADVISOR                                      DISTRIBUTOR
Morgan Guaranty Trust Company of New York    Funds Distributor, Inc.
522 Fifth Avenue                             60 State Street
New York, NY 10036                           Boston, MA 02109
1-800-766-7722                               1-800-221-7930

                                                       PROS387-981

                                     PART C


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements

The following financial statements are included in Part A:


Financial Highlights:    J.P. Morgan Institutional Tax Exempt Money Market Fund
                         J.P. Morgan Institutional Tax Exempt Bond Fund
                         J.P. Morgan Institutional International Bond Fund
                         J.P. Morgan Institutional Diversified Fund


The following financial statements are incorporated by reference into Part B:

J.P. MORGAN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND
Statement of Assets and Liabilities at August 31, 1997
Statement of Operations for the fiscal year ended August 31, 1997
Statement of Changes in Net Assets for the fiscal years ended August 31, 1997 and 1996 Financial Highlights
Notes to Financial Statements August 31, 1997

THE TAX EXEMPT MONEY MARKET PORTFOLIO Schedule of Investments at August 31, 1997 Statement of Assets and Liabilities at August 31, 1997
Statement of Operations for the fiscal year ended August 31, 1997
Statement of Changes in Net Assets for the fiscal years ended August 31, 1997 and 1996 Supplementary Data
Notes to Financial Statements August 31, 1997

J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND
Statement of Assets and Liabilities at August 31, 1997
Statement of Operations for the fiscal year ended August 31, 1997
Statement of Changes in Net Assets for the fiscal years ended August 31, 1997 and 1996 Financial Highlights
Notes to Financial Statements August 31, 1997

THE TAX EXEMPT BOND PORTFOLIO Schedule of Investments at August 31, 1997 Statement of Assets and Liabilities at August 31, 1997
Statement of Operations for the fiscal year ended August 31, 1997
Statement of Changes in Net Assets for the fiscal years ended August 31, 1997 and 1996 Supplementary Data
Notes to Financial Statements August 31, 1997

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
Statement of Assets and Liabilities at September 30, 1997
Statement of Operations for the fiscal year ended September 30, 1997
Statement of Changes in Net Assets for the fiscal years ended September 30, 1997 and 1996 Financial Highlights
Notes to Financial Statements September 30, 1997


THE NON-U.S. FIXED INCOME PORTFOLIO
Schedule of Investments at Setember 30, 1997
Statement of Assets and Liabilities at September, 1997
Statement of Operations for the fiscal year ended September 30, 1997
Statement of Changes in Net Assets for the fiscal years ended September 30, 1997 and 1996 Supplementary Data
Notes to Financial Statements September 30, 1997


(b) Exhibits

Exhibit Number

1.   Declaration  of  Trust,  as  amended,   was  filed  as  Exhibit  No.  1  to
Post-Effective Amendment No. 25 to the Registration Statement filed on September 26, 1996 (Accession Number 0000912057-96-021281).

1(a). Amendment No. 5 to Declaration of Trust; Amendment and Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest.*

1(b). Amendment No. 6 to Declaration of Trust; Amendment and Sixth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest filed as Exhibit No. 1(b) to Post-Effective Amendment No. 31 to the Registration Statement on February 28, 1997 (Accession Number 0001016964-97-000041).


1(c). Amendment No. 7 to Declaration of Trust; Amendment and Seventh Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest filed as Exhibit No. 1(c) to Post-Effective Amendment No. 32 to the Registration Statement on April 15, 1997 (Accession Number 0001016964-97-000053).


1(d). Amendment No. 8 to Declaration of Trust; Amendment and Eighth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest filed as Exhibit No. 1(d) to Post-Effective Amendment No. 40 to the Registration Statement on October 9, 1997 (Accession Number 0001016964-97-000158).

1(e) Amendment No. 9 to Declaration of Trust; Amendment and Ninth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest. (filed herewith)


2.       Restated By-Laws of Registrant.*

4.       Form of Share Certificate.*

6.  Distribution  Agreement  between  Registrant  and  Funds  Distributor,  Inc.
("FDI").*

8. Custodian Contract between Registrant and State Street Bank and Trust Company ("State Street").*

9(a).    Co-Administration Agreement between Registrant and FDI.*

9(b). Restated Shareholder Servicing Agreement between Registrant and Morgan Guaranty Trust Company of New York ("Morgan Guaranty").**

9(c).    Transfer Agency and Service Agreement between Registrant and State
Street.*

9(d).    Restated Administrative Services Agreement between Registrant and
Morgan Guaranty.*

9(e).    Fund Services Agreement, as amended, between Registrant and Pierpont
Group, Inc.*

9(f).   Service Plan with respect to Registrant's Service Money Market Funds.**

10.      Opinion and consent of Sullivan & Cromwell.*


11.      Consents of independent accountants. (filed herewith)


13.      Purchase agreements with respect to Registrant's initial shares.*

16.      Schedule for computation of performance quotations.*

18. Powers of Attorney were filed as Exhibit No. 18 to Post-Effective Amendment No. 40 to the Registration Statement on October 9, 1997 (Accession Number 0001016964-97-000158).


27.      Financial Data Schedules. (filed herewith)
-------------------------


*  Incorporated  herein by reference to  Post-Effective  Amendment No. 29 to the
Registration   Statement   filed  on  December   26,  1996   (Accession   Number
0001016964-96-000061).

** Incorporated  herein by reference to  Post-Effective  Amendment No. 33 to the
Registration   Statement   filed   on   April   30,   1997   (Accession   Number
00001016964-97-000059).

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


Shares of Beneficial Interest ($0.001 par value).
Title of Class:  Number of Record Holders as of December 5, 1997.

J.P. Morgan Institutional Prime Money Market Fund: 203
J.P. Morgan Institutional Federal Money Market Fund: 22
J.P. Morgan Institutional Bond Fund: 160
J.P. Morgan Institutional Diversified Fund: 51
J.P. Morgan Institutional U.S. Small Company Fund: 459
J.P. Morgan Institutional International Equity Fund: 368
J.P. Morgan Institutional Emerging Markets Equity Fund: 434
J.P. Morgan Institutional International Bond Fund: 14
J.P. Morgan Institutional Short Term Bond Fund: 30
J.P. Morgan Institutional U.S. Equity Fund: 143
J.P. Morgan Institutional Tax Exempt Money Market Fund: 121
J.P. Morgan Institutional Tax Exempt Bond Fund: 194
J.P. Morgan Institutional New York Total Return Bond Fund: 74 J.P. Morgan Institutional European Equity Fund: 7
J.P. Morgan Institutional Japan Equity Fund: 3
J.P. Morgan Institutional Asia Growth Fund: 3
J.P. Morgan Institutional Disciplined Equity Fund: 130
J.P. Morgan Institutional International Opportunities Fund: 192 J.P. Morgan Institutional Global Strategic Income Fund: 121
J.P. Morgan Institutional Treasury Money Market Fund: 9
J.P. Morgan Institutional Service Prime Money Market Fund: 1
J.P. Morgan Institutional Service Federal Money Market Fund: 2 J.P. Morgan Institutional Service Tax Exempt Money Market Fund: 1 J.P. Morgan Institutional Service Treasury Money Market Fund: 4


ITEM 27.  INDEMNIFICATION.

Reference  is made to  Section  5.3 of  Registrant's  Declaration  of Trust  and
Section 5 of Registrant's Distribution Agreement.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Not Applicable.

ITEM 29.  PRINCIPAL UNDERWRITERS.

(a) FDI, located at 60 State Street, Suite 1300, Boston, Massachusetts 02109, is the principal underwriter of the Registrant's shares.

FDI acts as principal underwriter of the following investment companies other than the Registrant:


BJB Investment Funds
Burridge Funds
Foreign Fund, Inc.
Fremont Mutual Funds, Inc.
Harris Insight Funds Trust
H.T. Insight Funds, Inc. d/b/a
Harris Insight Funds
LKCM Fund
Monetta Fund, Inc.
Monetta Trust
The Munder Framlington Funds Trust
The Munder Funds, Inc.
The Munder Funds Trust
The PanAgora Institutional Funds
RCM Capital Funds, Inc.
RCM Equity Funds, Inc.
The Skyline Funds
St. Clair Money Market Fund
Waterhouse Investors Cash Management Funds, Inc.
J.P. Morgan Funds
J.P. Morgan Series Trust
J.P. Morgan Series Trust II


FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

(b) The information required by this Item 29(b) with respect to each director, officer and partner of FDI is incorporated herein by reference to Schedule A of Form BD filed by FDI with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-20518).

(c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

PIERPONT GROUP, INC.: 461 Fifth Avenue, New York, New York 10017 (records relating to its assisting the Trustees in carrying out their duties in supervising the Registrant's affairs).

MORGAN GUARANTY TRUST COMPANY OF NEW YORK: 60 Wall Street, New York, New York 10260-0060, 522 Fifth Avenue, New York, New York 10036 or 9 West 57th Street, New York, New York 10019 (records relating to its functions as shareholder servicing agent and administrative services agent).

STATE  STREET  BANK AND  TRUST  COMPANY:  1776  Heritage  Drive,  North  Quincy,
Massachusetts 02171 and 40 King Street West, Toronto, Ontario, Canada M5H 3Y8 (records relating to its functions as fund accountant, custodian, transfer agent and dividend disbursing agent).

FUNDS DISTRIBUTOR, INC.: 60 State Street, Suite 1300, Boston, Massachusetts 02109 (records relating to its functions as distributor and co-administrator).

ITEM 31.  MANAGEMENT SERVICES.

Not Applicable.

ITEM 32.  UNDERTAKINGS.

(a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.


(c) The Registrant undertakes to file a Post-Effective Amendment on behalf of J.P. Morgan Institutional Treasury Money Market Fund, J.P. Morgan Institutional Service Treasury Money Market Fund, J.P. Morgan Institutional Service Federal Money Market Fund, J.P. Morgan Institutional Service Prime Money Market Fund, J.P. Morgan Institutional Service Tax Exempt Money Market Fund and J.P. Morgan Institutional Bond Fund - Ultra using financial statements which need not be certified, within four to six months from the commencement of public investment operations of such funds.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 26th day of December, 1997.

J.P. MORGAN INSTITUTIONAL FUNDS


By       /s/ Richard W. Ingram
         -----------------------
         Richard W. Ingram
         President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on December 26, 1997.

/s/ Richard W. Ingram
------------------------------
Richard W. Ingram
President and Treasurer (Principal Financial and Accounting Officer)

Matthew Healey*
-----------------------------
Matthew Healey
Trustee, Chairman and Chief Executive Officer (Principal Executive Officer)

Frederick S. Addy*
------------------------------
Frederick S. Addy
Trustee

William G. Burns*
------------------------------
William G. Burns
Trustee

Arthur C. Eschenlauer*
------------------------------
Arthur C. Eschenlauer
Trustee

Michael P. Mallardi*
------------------------------
Michael P. Mallardi
Trustee


*By      /s/ Richard W. Ingram
         ----------------------------
         Richard W. Ingram
         as attorney-in-fact pursuant to a power of attorney previously filed.

                                   SIGNATURES

Each Portfolio has duly caused this registration statement on Form N-1A ("Registration Statement") of the J.P. Morgan Institutional Funds (the "Trust") (File No. 033-54642) to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 26th day of December, 1997.

THE TAX EXEMPT MONEY MARKET PORTFOLIO AND THE TAX EXEMPT BOND PORTFOLIO

         /s/ Richard W. Ingram
By       -------------------------
         Richard W. Ingram
         President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, the Trust's Registration Statement has been signed below by the following persons in the capacities indicated on December 26, 1997.


/s/ Richard W. Ingram*
----------------------------
Richard W. Ingram
President and Treasurer (Principal Financial and Accounting Officer) of the Portfolios

Matthew Healey*
----------------------------
Matthew Healey
Trustee, Chairman and Chief Executive Officer (Principal Executive Officer) of the Portfolios

Frederick S. Addy*
----------------------------
Frederick S. Addy
Trustee of the Portfolios

William G. Burns*
----------------------------
William G. Burns
Trustee of the Portfolios

Arthur C. Eschenlauer*
----------------------------
Arthur C. Eschenlauer
Trustee of the Portfolios

Michael P. Mallardi*
----------------------------
Michael P. Mallardi
Trustee of the Portfolios

         /s/ Richard W. Ingram
*By      ------------------------
         Richard W. Ingram
         as attorney-in-fact pursuant to a power of attorney previously filed.

                                   SIGNATURES

Each Portfolio has duly caused this registration statement on Form N-1A ("Registration Statement") of the J.P. Morgan Institutional Funds (the "Trust") (File No. 033-54642) to be signed on its behalf by the undersigned, thereto duly authorized, in the City of George Town, and Grand Cayman on the 26th day of December, 1997.

THE DIVERSIFIED PORTFOLIO AND THE NON-U.S. FIXED INCOME PORTFOLIO

         /s/ Lenore J. McCabe
By       -------------------------
         Lenore J. McCabe
         Assistant Secretary and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933, the Trust's Registration Statement has been signed below by the following persons in the capacities indicated on December 26, 1997.


Richard W. Ingram*
----------------------------
Richard W. Ingram
President and Treasurer (Principal Financial and Accounting Officer) of the Portfolios

Matthew Healey*
----------------------------
Matthew Healey
Trustee, Chairman and Chief Executive Officer (Principal Executive Officer) of the Portfolios

Frederick S. Addy*
----------------------------
Frederick S. Addy
Trustee of the Portfolios

William G. Burns*
----------------------------
William G. Burns
Trustee of the Portfolios

Arthur C. Eschenlauer*
----------------------------
Arthur C. Eschenlauer
Trustee of the Portfolios

Michael P. Mallardi*
----------------------------
Michael P. Mallardi
Trustee of the Portfolios

         /s/ Lenore J. McCabe
 *By     ------------------------
         Lenore J. McCabe
         as attorney-in-fact pursuant to a power of attorney previously filed.

                                INDEX TO EXHIBITS

Exhibit No.       Description of Exhibit
-------------     ----------------------

EX-99.B1d         Amendment No. 9 to Declaration of Trust; Amendment and Ninth
                  Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest

EX-11             Consents of independent accountants

EX-27.1-27.18     Financial Data Schedules